NAI-1541530846v16 $750,000,000 REVOLVING CREDIT FACILITY CREDIT AGREEMENT by and among LOGITECH EUROPE S.A., as Borrower, and LOGITECH INTERNATIONAL S.A., as Parent, and THE LENDERS PARTY HERETO and PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swingline Loan Lender and Issuing Lender, and PNC CAPITAL MARKETS LLC and BOFA SECURITIES, INC., as Joint Lead Arrangers and Joint Bookrunners Dated as of January 27, 2025

NAI-1541530846v16 TABLE OF CONTENTS (continued) Page ARTICLE 1 CERTAIN DEFINITIONS ................................................................................... 1 1.1 Certain Definitions ................................................................................................. 1 1.2 Construction ......................................................................................................... 48 1.3 Accounting Principles; Changes in GAAP; Times and Dates for Performance ......................................................................................................... 49 1.4 Benchmark Replacement Notification; Rates ...................................................... 50 1.5 Exchange Rates; Currency Equivalents. .............................................................. 50 ARTICLE 2 REVOLVING CREDIT AND SWINGLINE LOAN FACILITIES ............... 51 2.1 Revolving Credit Commitments. ......................................................................... 51 2.2 Nature of Lenders’ Obligations with Respect to Revolving Credit Loans .......... 51 2.3 Commitment Fees ................................................................................................ 52 2.4 Termination or Reduction of Revolving Credit Commitments ........................... 52 2.5 Revolving Credit Loan Requests; Loan Conversions and Renewals; Swingline Loan Requests. .................................................................................... 53 2.6 Making Revolving Credit Loans and Swingline Loans; Presumptions by the Administrative Agent; Repayment of Revolving Credit Loans; Borrowings to Repay Swingline Loans. .............................................................. 54 2.7 Notes .................................................................................................................... 57 2.8 Letter of Credit Subfacility. ................................................................................. 57 2.9 Defaulting Lenders............................................................................................... 64 2.10 Maturity Extensions. ............................................................................................ 67 2.11 Incremental Loans. ............................................................................................... 69 ARTICLE 3 [RESERVED] ....................................................................................................... 71 ARTICLE 4 INTEREST RATES ............................................................................................. 71 4.1 Interest Rate Options............................................................................................ 71 4.2 Conforming Changes Relating to the Term SOFR Rate, Eurocurrency Rate, Daily Simple RFR or Term RFR ................................................................ 73 4.3 Interest After Default ........................................................................................... 73 4.4 Rate Unascertainable; Increased Costs; Deposits Not Available; Illegality; Benchmark Replacement Setting. ........................................................................ 73 4.5 Selection of Interest Rate Options ....................................................................... 77 4.6 Minimum Interest; Swiss Withholding Tax ......................................................... 78 ARTICLE 5 PAYMENTS; TAXES; YIELD MAINTENANCE .......................................... 78

NAI-1541530846v16 TABLE OF CONTENTS (continued) Page 5.1 Payments .............................................................................................................. 78 5.2 Voluntary Prepayments. ....................................................................................... 79 5.3 Mandatory Prepayments ...................................................................................... 80 5.4 Pro Rata Treatment of Lenders ............................................................................ 80 5.5 Sharing of Payments by Lenders ......................................................................... 81 5.6 Administrative Agent’s Clawback. ...................................................................... 81 5.7 Interest Payment Dates ........................................................................................ 82 5.8 Increased Costs. ................................................................................................... 82 5.9 Taxes. ................................................................................................................... 84 5.10 Indemnity. ............................................................................................................ 87 5.11 Settlement Date Procedures ................................................................................. 87 5.12 Cash Collateral ..................................................................................................... 88 5.13 Replacement of a Lender ..................................................................................... 89 5.14 Designation of a Different Lending Office .......................................................... 90 ARTICLE 6 REPRESENTATIONS AND WARRANTIES .................................................. 90 6.1 Organization and Qualification; Power and Authority; Compliance with Laws; Title to Properties; Event of Default ......................................................... 90 6.2 Borrower; Subsidiaries and Owners; Investment Companies ............................. 91 6.3 Validity and Binding Effect ................................................................................. 91 6.4 No Conflict; Material Contractual Obligations; Consents ................................... 91 6.5 Material Litigation ............................................................................................... 92 6.6 Financial Statements. ........................................................................................... 92 6.7 Accuracy of Financial Statements ....................................................................... 92 6.8 Margin Stock ........................................................................................................ 93 6.9 Full Disclosure ..................................................................................................... 93 6.10 Taxes .................................................................................................................... 93 6.11 Compliance with Swiss Ten Non-Bank Rule and Swiss Twenty Non-Bank Rule ...................................................................................................................... 94 6.12 [Reserved] ............................................................................................................ 94 6.13 Insurance .............................................................................................................. 94 6.14 ERISA Compliance. ............................................................................................. 94

NAI-1541530846v16 TABLE OF CONTENTS (continued) Page 6.15 Environmental Matters......................................................................................... 95 6.16 Solvency ............................................................................................................... 96 6.17 Sanctions and International Trade Laws .............................................................. 96 6.18 Anti-Corruption Laws .......................................................................................... 97 6.19 Certificate of Beneficial Ownership .................................................................... 97 6.20 Labor Matters ....................................................................................................... 97 ARTICLE 7 CONDITIONS OF LENDING AND ISSUANCE OF LETTERS OF CREDIT ...................................................................................................................................... 97 7.1 Initial Loans and Letters of Credit. ...................................................................... 97 7.2 Each Loan or Letter of Credit ............................................................................ 100 ARTICLE 8 AFFIRMATIVE COVENANTS ...................................................................... 100 8.1 Preservation of Existence, Etc. .......................................................................... 100 8.2 Payment of Liabilities, Including Taxes, Etc. .................................................... 100 8.3 Maintenance of Insurance .................................................................................. 101 8.4 Maintenance of Properties and Leases ............................................................... 101 8.5 Inspection Rights ............................................................................................... 101 8.6 Keeping of Records and Books of Account ....................................................... 102 8.7 Compliance with Laws; Use of Proceeds. ......................................................... 102 8.8 Compliance with Swiss Ten Non-Bank Rule and Swiss Twenty Non-Bank Rule .................................................................................................................... 102 8.9 Anti-Corruption Laws, Anti-Money Laundering Laws, and International Trade Laws......................................................................................................... 102 8.10 [Reserved]. ......................................................................................................... 102 8.11 [Reserved]. ......................................................................................................... 102 8.12 Reporting Requirements .................................................................................... 102 8.13 Certificates; Notices; Additional Information ................................................... 103 8.14 Certificate of Beneficial Ownership and Other Additional Information ........... 104 ARTICLE 9 NEGATIVE COVENANTS .............................................................................. 105 9.1 Subsidiary Indebtedness..................................................................................... 105 9.2 Liens ................................................................................................................... 106 9.3 Liquidations, Mergers, Consolidations, Dispositions, Etc ................................. 106 9.4 Maximum Consolidated Net Leverage Ratio .................................................... 107

NAI-1541530846v16 TABLE OF CONTENTS (continued) Page ARTICLE 10 DEFAULT ........................................................................................................ 107 10.1 Events of Default ............................................................................................... 107 10.2 Consequences of Event of Default. .................................................................... 109 10.3 Application of Proceeds ..................................................................................... 111 ARTICLE 11 THE ADMINISTRATIVE AGENT ............................................................... 112 11.1 Appointment and Authority ............................................................................... 112 11.2 Rights as a Lender .............................................................................................. 112 11.3 Exculpatory Provisions. ..................................................................................... 112 11.4 Reliance by Administrative Agent ..................................................................... 114 11.5 Delegation of Duties .......................................................................................... 114 11.6 Resignation of Administrative Agent. ............................................................... 114 11.7 Non-Reliance on Administrative Agent and Other Lenders .............................. 115 11.8 No Other Duties, Etc. ......................................................................................... 116 11.9 Administrative Agent’s Fee ............................................................................... 116 11.10 Administrative Agent May File Proofs of Claim ............................................... 116 11.11 [Reserved]. ......................................................................................................... 117 11.12 No Reliance on Administrative Agent’s Customer Identification Program ...... 117 11.13 Lender Provided Interest Rate Hedges, Lender Provided Foreign Currency Hedges and Other Lender Provided Financial Service Products ....................... 117 11.14 Certain ERISA Matters. ..................................................................................... 117 11.15 Erroneous Payments........................................................................................... 118 ARTICLE 12 MISCELLANEOUS ........................................................................................ 121 12.1 Modifications, Amendments or Waivers ........................................................... 121 12.2 No Implied Waivers; Cumulative Remedies ..................................................... 123 12.3 Expenses; Indemnity; Damage Waiver. ............................................................. 123 12.4 Holidays ............................................................................................................. 125 12.5 Notices; Effectiveness; Electronic Communication. ......................................... 125 12.6 Severability ........................................................................................................ 127 12.7 Duration; Survival .............................................................................................. 127 12.8 Successors and Assigns...................................................................................... 128 12.9 Confidentiality. .................................................................................................. 133

NAI-1541530846v16 TABLE OF CONTENTS (continued) Page 12.10 Counterparts; Integration; Effectiveness; Electronic Execution. ....................... 134 12.11 Choice of Law; Submission to Jurisdiction; Waiver of Venue, Service of Process; Waiver of Jury Trial. ........................................................................... 135 12.12 Mutual Negotiations........................................................................................... 136 12.13 Acknowledgement and Consent to Bail-In of Affected Financial Institutions.......................................................................................................... 136 12.14 USA PATRIOT Act Notice ............................................................................... 137 12.15 Acknowledgement Regarding any Supported QFCs. ........................................ 137 12.16 [Reserved] .......................................................................................................... 138 12.17 Judgment Currency ............................................................................................ 138

NAI-1541530846v16 LIST OF SCHEDULES AND EXHIBITS SCHEDULES SCHEDULE 1.1(B) - COMMITMENTS OF LENDERS AND ADDRESSES FOR NOTICES EXHIBITS EXHIBIT A - ASSIGNMENT AND ASSUMPTION AGREEMENT EXHIBIT B - REVOLVING CREDIT NOTE EXHIBIT C - SWINGLINE LOAN NOTE EXHIBIT D - LOAN REQUEST EXHIBIT E - SWINGLINE LOAN REQUEST EXHIBIT F - COMPLIANCE CERTIFICATE

NAI-1541530846v16 CREDIT AGREEMENT THIS CREDIT AGREEMENT is dated as of January 27, 2025, and is made by and among LOGITECH EUROPE S.A., a Swiss corporation (the “Borrower”), LOGITECH INTERNATIONAL S.A., a Swiss corporation (the “Parent”), PNC BANK, NATIONAL ASSOCIATION, in its capacity as the Administrative Agent (as hereinafter defined), a Lender (as hereinafter defined), Swingline Loan Lender (as hereinafter defined) and Issuing Lender (as hereinafter defined), and the other Lenders party hereto. The Borrower has requested the Lenders to provide a revolving credit facility to the Borrower in an aggregate principal amount not to exceed $750,000,000, including therein a Swingline Loan (as hereinafter defined) subfacility and a Letter of Credit (as hereinafter defined) subfacility. In consideration of their mutual covenants and agreements hereinafter specified and intending to be legally bound hereby, the parties hereto covenant and agree as follows: ARTICLE 1 CERTAIN DEFINITIONS 1.1 Certain Definitions. In addition to words and terms defined elsewhere in this Agreement, the following words and terms shall have the following meanings, respectively, unless the context hereof clearly requires otherwise: “Acquisition” means any transaction, or any series of related transactions, by which any Loan Party or any of its Subsidiaries (a) acquires any going business or all or substantially all of the assets of any firm, corporation or limited liability company, or line of business or division thereof, whether through purchase of assets, merger or otherwise or (b) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the securities of a corporation which have ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) or a majority (by percentage or voting power) of the outstanding ownership interests of a partnership or limited liability company. “Additional Commitment Lender” means as is specified in Section 2.10(d) [Additional Commitment Lender]. “Adjusted Leverage Ratio Period” means as is specified in Section 9.4 [Maximum Consolidated Net Leverage Ratio]. “Administrative Agent” means PNC Bank, National Association, in its capacity as administrative agent hereunder or any successor administrative agent. “Administrative Agent’s Fee” means as is specified in Section 11.9 [Administrative Agent’s Fee]. “Administrative Agent’s Letter” means as is specified in Section 11.9 [Administrative Agent’s Fee].

NAI-1541530846v16 2 “Administrative Questionnaire” means an administrative questionnaire in a form supplied by the Administrative Agent. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affiliate” means, with respect to a specified Person, another Person that directly or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Agent Parties” means as is specified in Section 12.5(d)(ii). “Agreement” means this Credit Agreement, as the same may be amended, supplemented, modified or restated from time to time, including all schedules and exhibits. “Alternative Currency” means Euros, Sterling, Yen, Swiss Francs, Canadian Dollars, Australian Dollars and any other currency approved in writing by each Lender, in each case as long as there is a published Daily Simple RFR, Term RFR or Eurocurrency Rate, as applicable, or a Benchmark Replacement effected pursuant to Section 4.4 [Rate Unascertainable; Increased Costs; Deposits Not Available; Illegality; Benchmark Replacement Setting] with respect thereto. “Alternative Currency Equivalent” means, at any time, with respect to any amount denominated in Dollars, the equivalent amount thereof in the applicable Alternative Currency as determined by the Administrative Agent or the Issuing Lender, as the case may be, in its sole discretion by reference to the applicable Bloomberg page (or such other publicly available service for displaying exchange rates as determined by the Administrative Agent from time to time), to be the exchange rate for the purchase of such Alternative Currency with Dollars on the date that is (i) with respect to Daily RFR Loans and Letters of Credit to which a Daily Simple RFR would apply, the applicable Daily Simple RFR Lookback Day, (ii) with respect to Eurocurrency Rate Loans and Letters of Credit to which a Eurocurrency Rate would apply, the applicable Eurocurrency Rate Lookback Day, and (iii) with respect to Term RFR Loans and Letters of Credit to which a Term RFR would apply, the applicable Term RFR Lookback Day, and (iv) otherwise, on the date which is two (2) Business Days immediately preceding the date of determination, or otherwise with respect to Loans to which any other Interest Rate Option applies, the lookback date applicable thereto, in each case, prior to the date as of which the foreign exchange computation is made; provided, however, that if no such rate is available, the “Alternative Currency Equivalent” shall be determined by the Administrative Agent or the Issuing Lender, as the case may be, using any reasonable method of determination it deems appropriate in its sole discretion (and such determination shall be conclusive absent manifest error). “Anti-Corruption Laws” means (a) the U.S. Foreign Corrupt Practices Act of 1977, as amended; (b) the U.K. Bribery Act 2010, as amended; and (c) any other applicable Law relating to anti-bribery or anti-corruption in any jurisdiction in which any Loan Party is located or doing business. “Anti-Money Laundering Laws” means (a) the Bank Secrecy Act and the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct

NAI-1541530846v16 3 Terrorism (USA PATRIOT) Act of 2001; (b) the U.K. Proceeds of Crime Act 2002, the Money Laundering Regulations 2017, as amended and the Terrorist Asset-Freezing etc. Act 2010; and (c) any other applicable Law relating to anti-money laundering and countering the financing of terrorism in any jurisdiction in which any Loan Party is located or doing business. “Applicable Margin” means the corresponding percentages per annum as specified under and in accordance with the terms set forth below, based on (i) at any time prior to the Ratings Based Pricing Effective Date, the Pricing Level set forth in the grid below corresponding to the Consolidated Net Leverage Ratio as further described in clauses (b) and (c) below and (ii) at any time on and after the Ratings Based Pricing Effective Date, the Pricing Level set forth in the grid below corresponding to the Debt Ratings as further described in clause (d) below; provided, that from the Closing Date until the due date for delivery of the Compliance Certificate for the first full fiscal quarter following the Closing Date, Pricing Level I shall apply: Pricing Level S&P Rating Moody’s Rating Fitch Rating Consolidated Net Leverage Ratio Revolving Credit Base Rate Spread Revolving Credit Term SOFR Rate and Alternative Currency Spread Applicable Commitment Fee Rate I A- or higher A3 or higher A- or higher Less than 1.00:1.00 0.000% 0.875% 0.075% II BBB+ Baa1 BBB+ Greater than or equal to 1.00:1.00, but less than 2.00:1.00 0.000% 1.000% 0.100% III BBB Baa2 BBB Greater than or equal to 2.00:1.00, but less than 3.00:1.00 0.125% 1.125% 0.125% IV BBB- Baa3 BBB- Greater than or equal to 3.00:1.00, but less than 3.75:1.00 0.250% 1.250% 0.175% V Lower than BBB- Lower than Baa3 Lower than BBB- Greater than or equal to 3.75:1.00 0.500% 1.500% 0.200% For purposes of determining the Applicable Margin and the Applicable Commitment Fee Rate: (a) [Reserved].

NAI-1541530846v16 4 (b) To the extent that the Applicable Margin and the Applicable Commitment Fee are determined by reference to the Consolidated Net Leverage Ratio, the Applicable Margin and the Applicable Commitment Fee Rate shall be recomputed as of the end of each full fiscal quarter ending after the Closing Date based on the Consolidated Net Leverage Ratio as of such quarter end. Any increase or decrease in the Applicable Margin or the Applicable Commitment Fee Rate computed as of a quarter end shall be effective on the earlier of the date on which the Compliance Certificate evidencing such computation is delivered or due to be delivered under Section 8.13(a) [Certificate of the Parent]. If a Compliance Certificate is not delivered when due in accordance with such Section 8.13 [Certificates; Notices; Additional Information], then the rates in Pricing Level V shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and shall remain in effect until the date on which such Compliance Certificate is delivered. (c) If, as a result of any restatement of or other adjustment to the financial statements delivered pursuant to Section 8.12(a) [Quarterly Financial Statements] or 8.12(b) [Annual Financial Statements], as applicable, or for any other reason, the Loan Parties or the Administrative Agent determine that (i) the Consolidated Net Leverage Ratio as calculated by the Loan Parties as of any applicable date was inaccurate and (ii) a proper calculation of the Consolidated Net Leverage Ratio would have resulted in higher pricing for such period, the Loan Parties shall immediately and retroactively be obligated to pay to the Administrative Agent for the account of the applicable Lenders, promptly on demand by the Administrative Agent (or, after the occurrence of an Event of Default that is continuing under Section 10.1(a) [Payments Under Loan Documents], automatically and without further action by the Administrative Agent, any Lender or the Issuing Lender), an amount equal to the excess of the amount of interest and fees that should have been paid for such period over the amount of interest and fees actually paid for such period (provided that if such proper calculation would have led to the application of a higher interest rate or fees in one or more periods and a lower interest rate or fees in one or more periods, the Loan Parties shall only be liable for the positive difference over all such affected periods). This paragraph shall not limit the rights of the Administrative Agent, any Lender or the Issuing Lender, as the case may be, under Section 2.8 [Letter of Credit Subfacility] or Section 4.3 [Interest After Default] or Article 10 [Default]. The Loan Parties’ obligations under this paragraph shall survive the termination of the Commitments and the repayment of all other Obligations hereunder. (d) To the extent that the Applicable Margin and the Applicable Commitment Fee are determined by reference to the Debt Ratings, (i) if only one of the Rating Agencies shall have in effect a Debt Rating, then the Pricing Level shall be determined by reference to such available Debt Rating, (ii) if two Rating Agencies shall have in effect Debt Ratings, and such Debt Ratings differ by one Pricing Level, then the higher of the two Pricing Levels shall apply (with Pricing Level V being the highest and Pricing Level I being the lowest), (iii) if two Rating Agencies shall have in effect Debt Ratings, and there is a split in Debt Ratings of such Rating Agencies of more than one Pricing Level, then the Pricing Level that is one Pricing Level below the higher of the two Pricing Levels shall apply, (iv) if three Rating Agencies shall have in effect Debt Ratings, and any two or three of the Debt Ratings are the same, then the Pricing Level shall be determined by reference to such Debt Ratings that are the same, (v) if three Rating Agencies shall have in effect Debt Ratings, each Debt Rating is in a different Pricing Level and there is not a split in Debt Ratings by more than two Pricing Levels, the Pricing Level that is the middle of the other two Rating Agencies shall apply, (vi) if three Rating Agencies shall have in effect Debt Ratings, clause

NAI-1541530846v16 5 (iv) above is not applicable and there is a split in Debt Rating by more than two Pricing Levels, then the Pricing Level that is one Pricing Level below the highest of the three Pricing Levels shall apply, (vii) each change in the spread resulting from a publicly announced change in such Debt Rating after the Closing Date shall be effective during the period commencing on the date of the public announcement thereof and ending on the date immediately preceding the effective date of the next such change (irrespective of when notice of such change shall have been furnished by the Borrower to the Administrative Agent pursuant to Section 8.13(e) [Debt Rating] or otherwise) and (viii) if the rating system of any such Rating Agency changes in any material respect, or if any such Rating Agency shall cease to be in the business of rating corporate debt obligations and no other Rating Agency has in effect a Debt Rating, the Borrower and the Lenders shall negotiate in good faith to amend this Agreement to reflect such changed rating system or the unavailability of Debt Rating from such Rating Agency or shall select a replacement Rating Agency and, pending the effectiveness of any such amendment or replacement, for purposes of determining the spread, the Debt Rating of the affected Rating Agency shall be deemed to be the Debt Rating of such Rating Agency most recently in effect prior to such change or cessation. “Applicable Time” means, with respect to any Loans and payments in any Alternative Currency, the local time in the place of settlement for such Alternative Currency as may be determined by the Administrative Agent or the Issuing Lender, as the case may be, to be necessary for timely settlement on the relevant date in accordance with normal banking procedures in the place of payment. “Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. “Asset Disposition” means the sale, transfer, license, lease or other disposition of any property by any Loan Party or any Subsidiary thereof, including any issuance of Equity Interests by any Subsidiary of any Loan Party to any Person that is not a Loan Party or any Subsidiary thereof. The term “Asset Disposition” shall not include (a) the sale of inventory in the ordinary course of business, (b) the transfer of assets to the Borrower or the Parent pursuant to any other transaction permitted pursuant to Section 9.3 [Liquidations, Mergers, Consolidations, Dispositions, Etc.], (c) the write-off, discount, sale or other disposition of defaulted or past-due receivables and similar obligations in the ordinary course of business and not undertaken as part of an accounts receivable financing transaction, (d) the disposition of any Swap, (e) dispositions of investments in cash and cash equivalents, (f) the transfer by any Loan Party of its assets to any other Loan Party, (g) the transfer by any Subsidiary of its assets to any Loan Party (provided that in connection with any transfer described in this clause (g), such Loan Party shall not pay more than an amount equal to the fair market value of such assets as determined in good faith at the time of such transfer) and (h) the transfer by any Subsidiary of its assets to any other Subsidiary. “Assignment and Assumption Agreement” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 12.8 [Successors and Assigns]), and accepted by the Administrative Agent, in substantially the form of Exhibit A or any other form approved by the Administrative Agent. “Australian Dollars” means the lawful currency of Australia.

NAI-1541530846v16 6 “Authorized Officer” means, with respect to any Loan Party, the Chief Executive Officer, President, Chief Financial Officer, Chief Legal Officer, Treasurer or Assistant Treasurer of such Loan Party, any manager or the members (as applicable) in the case of any Loan Party which is a limited liability company, or such other individuals, designated by written notice to the Administrative Agent from the Borrower, authorized to execute notices, reports and other documents on behalf of such Loan Party required hereunder. The Borrower may amend such list of individuals from time to time by giving written notice of such amendment to the Administrative Agent. “Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark for any Currency, as applicable, if such Benchmark for such Currency is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor of such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 4.4(d)(iv). “Bail-In Action” shall mean the exercise of any Write-down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Base Rate” means, for any day, a fluctuating per annum rate of interest equal to the highest of (i) the Overnight Bank Funding Rate, plus 0.5%, (ii) the Prime Rate, and (iii) Daily Simple SOFR, plus 1.00%, so long as Daily Simple SOFR is offered, ascertainable and not unlawful; provided, however, if the Base Rate as determined above would be less than zero, then such rate shall be deemed to be zero. Any change in the Base Rate (or any component thereof) shall take effect at the opening of business on the day such change occurs. Notwithstanding anything to the contrary contained herein, in the case of any event specified in Section 4.4(a) [Unascertainable; Increased Costs; Deposits Not Available] or Section 4.4(b) [Illegality], to the extent any such determination affects the calculation of the Base Rate, the definition hereof shall be calculated without reference to clause (iii) until the circumstances giving rise to such event no longer exist. “Base Rate Loan” means a Loan that bears interest based on the Base Rate. “Base Rate Option” means the option of the Borrower to have Loans bear interest at the rate and under the terms specified in either Section 4.1(a)(ii)(2) [Revolving Credit Base Rate Option] or Section 4.1(b) [Swingline Loan Interest Rate], as applicable.

NAI-1541530846v16 7 “Benchmark” means, initially, with respect to Obligations, interest, fees, commissions, or other amounts denominated in, or calculated with respect to, (a) Dollars, SOFR and the Term SOFR Reference Rate, (b) Euros, Sterling, Swiss Francs or Yen, the Daily Simple RFR applicable for such Currency, (c) Canadian Dollars, the Term RFR applicable for such Currency, or (d) Australian Dollars, the Eurocurrency Rate; provided that if a Benchmark Transition Event has occurred with respect to the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 4.4(d) [Benchmark Replacement Setting]. “Benchmark Replacement” means, with respect to any Benchmark Transition Event, the first applicable alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date: (1) Where the Benchmark is Term SOFR, Daily Simple SOFR; (2) Where the Benchmark is the Term CORRA Reference Rate, the sum of: (A) the Daily Simple RFR for Canadian Dollars (CORRA) and (B) the related Benchmark Replacement Adjustment; and (3) the sum of (A) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower, giving due consideration to (x) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (y) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for syndicated credit facilities denominated in the applicable Currency at such time and (B) the related Benchmark Replacement Adjustment; provided, that if the Benchmark Replacement as determined pursuant to the foregoing would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents; and provided further, that any Benchmark Replacement shall be administratively feasible as determined by the Administrative Agent in its sole discretion. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower, giving due consideration to (A) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (B) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for syndicated credit facilities denominated in the applicable Currency at such time.

NAI-1541530846v16 8 “Benchmark Replacement Date” means a date and time determined by the Administrative Agent, which date shall be no later than the earliest to occur of the following events with respect to the then-current Benchmark for any Currency: (1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (A) the date of the public statement or publication of information referenced therein and (B) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate or is based on a term rate, all Available Tenors of such Benchmark (or such component thereof); or (2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the date determined by the Administrative Agent, which date shall promptly follow the date of the public statement or publication of information referenced therein; For the avoidance of doubt, if such Benchmark is a term rate or is based on a term rate, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark for any Currency: (1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate or is based on a term rate, all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (2) a public statement or publication of information by an Official Body having jurisdiction over the Administrative Agent, the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, the central bank for the Currency applicable to such Benchmark, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate or is based on a term rate, all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate or is based on a term rate, any Available Tenor of such Benchmark (or such component thereof); or

NAI-1541530846v16 9 (3) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) or an Official Body having jurisdiction over the Administrative Agent announcing that such Benchmark (or such component thereof) or, if such Benchmark is a term rate or is based on a term rate, all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative. For the avoidance of doubt, if such Benchmark is a term rate or is based on a term rate, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Unavailability Period” means the period (if any) (x) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for any Currency for all purposes hereunder and under any Loan Document in accordance with Section 4.4(d) [Benchmark Replacement Setting] and (y) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for such Currency for all purposes hereunder and under any Loan Document in accordance with Section 4.4(d) [Benchmark Replacement Setting]. “Beneficial Owner” shall mean, for the Borrower, each of the following: (a) each individual, if any, who, directly or indirectly, owns 25% or more of the Borrower’s Equity Interests; and (b) a single individual with significant responsibility to control, manage, or direct the Borrower. “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “Bloomberg” means Bloomberg Index Services Limited. “Borrower” means as is specified in the introductory paragraph. “Borrowing Date” means, with respect to any Loan, the date of the making, renewal, or conversion thereof, which shall be a Business Day. “Borrowing Tranche” means specified portions of Revolving Credit Loans or Swingline Loans, as the context may require, consisting of simultaneous loans under the same Interest Rate Option and in the same Currency, and in the case of Term Rate Loans, having the same Interest Period. For the avoidance of doubt, (a) all Revolving Credit Loans denominated in the same Currency and to which a Daily Simple RFR Option applies shall constitute one Borrowing Tranche and (b) all Revolving Credit Loans denominated in the same Currency and to which a Base Rate Option applies shall constitute one Borrowing Tranche.

NAI-1541530846v16 10 “Business Day” means any day other than a Saturday or Sunday or a legal holiday on which commercial banks are authorized or required to be closed, or are in fact closed, for business in Pittsburgh, Pennsylvania (or, if otherwise, the Lending Office of the Administrative Agent); provided that for purposes of any direct or indirect calculation or determination of, or when used in connection with any interest rate settings, fundings, disbursements, settlements, payments, or other dealings with respect to any (i) Term SOFR Rate Loan, the term “Business Day” means any such day that is also a U.S. Government Securities Business Day; (ii) Eurocurrency Rate Loan, the term “Business Day” means any such day that is also a Eurocurrency Banking Day; (iii) Daily RFR Loan, the term “Business Day” means any such day that is also a Daily RFR Business Day and (iv) Term RFR Loan, the term “Business Day” means any such day that is also a Term RFR Business Day. “Canadian Dollars” means the lawful currency of Canada. “Canadian Banking Day” means any day on which banks are open for business in Toronto, Ontario. “Cash Collateralize” means, to pledge and deposit with or deliver to the Administrative Agent, for the benefit of one or more of the Issuing Lender or the Lenders, as collateral for Letter of Credit Obligations or obligations of Lenders to fund participations in respect of Letter of Credit Obligations, cash or deposit account balances in the applicable Currency or, if the Administrative Agent and each applicable Issuing Lender shall agree in their sole discretion, other credit support, in each case pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent and each applicable Issuing Lender. “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support. “Cash Equivalents” means any of the following types of Investments, to the extent owned by the Parent or any Subsidiary: (1) Dollars and any Alternative Currency, or any other currency (other than Dollars or any Alternative Currency) that is a lawful currency, solely to the extent held in the ordinary course of business and not for speculative purposes, in which the Parent and/or its Subsidiaries regularly conducts business; (2) securities issued or directly and fully and unconditionally guaranteed or insured by the United States government or any agency or instrumentality of the foregoing the securities of which are unconditionally guaranteed as a full faith and credit obligation of such government with maturities of twelve (12) months or less from the date of acquisition; (3) certificates of deposit, time deposits and eurodollar time deposits with maturities of one year or less from the date of acquisition, with any domestic or foreign commercial bank having capital and surplus of not less than $500,000,000 (or the foreign currency equivalent thereof as of the date of determination); (4) repurchase obligations for underlying securities of the types described in clauses (2), (3) and (7) of this definition entered into with any financial institution meeting the qualifications specified in clause (3) above;

NAI-1541530846v16 11 (5) commercial paper rated at least “P-1” by Moody’s, at least “A-1” by S&P or at least an “F1” by Fitch, and in each case maturing within twelve (12) months after the date of creation thereof and Indebtedness or preferred stock issued by Persons with a rating of “A” or higher from S&P, “A-2” or higher from Moody’s or “A” or higher from Fitch, with maturities of twelve (12) months or less from the date of acquisition; (6) marketable short-term money market and similar securities having a rating of at least “P-2”, “A-2” or “F2” from Moody’s, S&P or Fitch, respectively (or, if at any time neither Moody’s, S&P nor Fitch shall be rating such obligations, an equivalent rating from another nationally recognized statistical rating agency selected by the Borrower) and in each case maturing within twelve (12) months after the date of creation or acquisition thereof; (7) readily marketable direct obligations issued by any state, commonwealth or territory of the United States or any political subdivision or taxing authority thereof having an Investment Grade Rating from a Ratings Agency with maturities of twelve (12) months or less from the date of acquisition; (8) readily marketable direct obligations issued by any foreign government or any political subdivision or public instrumentality thereof, in each case having an Investment Grade Rating from a Ratings Agency with maturities of twelve (12) months or less from the date of acquisition; (9) Investments with average maturities of twelve (12) months or less from the date of acquisition in money market funds rated within the top three ratings category by a Ratings Agency; (10) [reserved]; (11) Cash Equivalents of the types described in clauses (1) through (10) above denominated in Dollars, any Alternative Currency or any other currency (other than Dollars) that is a lawful currency (other than Dollars) that is readily available and freely transferable and convertible into Dollars or, solely to the extent held in the ordinary course of business and not for speculative purposes, any currency in which the Parent and/or its Subsidiaries regularly conducts business; (12) investments permitted by the Borrower’s investment policy as previously disclosed to the Administrative Agent and in effect on the Effective Date (and as amended, restated, supplemented or otherwise modified from time to time with the consent (such consent not to be unreasonably withheld) of the Administrative Agent; provided that changes that do not affect the tenor or quality of the investments permitted thereby shall not require such consent); and (13) investment funds investing at least 90% of their assets in Cash Equivalents of the types described in clauses (1) through (11) above. “Cash Management Agreements” means as is specified in Section 2.6(f) [Swingline Loans Under Cash Management Agreements].

NAI-1541530846v16 12 “Cash Management Bank” means any Person that, at the time it enters into an Other Lender Provided Financial Service Product, is a Lender or an Affiliate of a Lender, in its capacity as a party to such Other Lender Provided Financial Service Product. “Certificate of Beneficial Ownership” means, for the Borrower, a certificate in form and substance acceptable to the Administrative Agent (as amended or modified by the Administrative Agent from time to time in its sole discretion), certifying, among other things, the Beneficial Owner of the Borrower. “CEA” means the Commodity Exchange Act (7 U.S.C. §1 et seq.), as amended from time to time, and any successor statute. “CFTC” means the Commodity Futures Trading Commission. “Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any Law, (b) any change in any Law or in the administration, interpretation, implementation or application thereof by any Official Body or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of Law) by any Official Body; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, regulations, guidelines, interpretations or directives thereunder or issued in connection therewith (whether or not having the force of Law) and (y) all requests, rules, regulations, guidelines, interpretations or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities (whether or not having the force of Law), in each case pursuant to Basel III, shall in each case be deemed to be a Change in Law regardless of the date enacted, adopted, issued, promulgated or implemented. “Change of Control” means any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), shall become, or obtain rights (whether by means of warrants, options or otherwise) to become, the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act), directly or indirectly, of more than 50% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Borrower. “CIP Regulations” means as is specified in Section 11.12 [No Reliance on Administrative Agent’s Customer Identification Program]. “Class”, when used in reference to any Loan, refers to whether such Loan, or the advances comprising such Loans, are Revolving Credit Loans or Swingline Loans and, when used in reference to any Lender, refers to whether such Lender has any outstanding Revolving Credit Loans or Revolving Credit Commitments. “Closing Date” means January 27, 2025. “CO” means the Swiss Code of Obligations (Schweizerisches Obligationenrecht, OR), as amended from time to time.

NAI-1541530846v16 13 “Code” means the Internal Revenue Code of 1986, as the same may be amended or supplemented from time to time, and any successor statute of similar import, and the rules and regulations thereunder, as from time to time in effect. “Commitment” means, as to any Lender, its Revolving Credit Commitment and, in the case of PNC (in its capacity as the Swingline Loan Lender), its Swingline Loan Commitment (but not the aggregate of its Revolving Credit Commitment and its Swingline Loan Commitment), and “Commitments” means the aggregate of the Revolving Credit Commitments of all of the Lenders. “Commitment Fee” means as is specified in Section 2.3 [Commitment Fees]. “Communications” means as is specified in Section 12.5(d)(ii) [Platform]. “Compliance Authority” means (a) the United States government or any agency or political subdivision thereof, including, without limitation, the U.S. Department of State, the U.S. Department of Commerce, the U.S. Department of the Treasury and its Office of Foreign Assets Control, and the U.S. Customs and Border Protection agency; (b) the government of Canada or any agency thereof; (c) the European Union or any agency thereof; (d) the government of the United Kingdom or any agency thereof; (e) Switzerland or any Federal agency thereof; (f) the United Nations Security Council; (g) the Hong Kong Monetary Authority; and (h) any other Official Body with jurisdiction to administer Anti-Corruption Laws, Anti-Money Laundering Laws or International Trade Laws with respect to the conduct of a Covered Entity. “Compliance Certificate” means as is specified in Section 8.13(a) [Certificate of the Parent]. “Conforming Changes” means, with respect to the Term SOFR Rate, Daily Simple RFR, Term RFR, Eurocurrency Rate or any Benchmark Replacement in relation thereto, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “Interest Period,” the definition of “U.S. Government Securities Business Day,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides (after consultation with the Borrower) may be appropriate to reflect the adoption and implementation of the Term SOFR Rate, Daily Simple RFR, Term RFR, Eurocurrency Rate or such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides (in consultation with the Borrower) that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines (in consultation with the Borrower) that no market practice for the administration of the Term SOFR Rate, Daily Simple RFR, Term RFR, Eurocurrency Rate or the Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides (in consultation with the Borrower) is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).

NAI-1541530846v16 14 “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Consolidated EBITDA” means, for any period of determination, the sum of the following determined on a consolidated basis, without duplication, for the Parent and its Subsidiaries in accordance with GAAP: (a) Consolidated Net Income for such period plus (b) the sum of the following, without duplication, to the extent deducted in determining Consolidated Net Income for such period: (i) expenses paid or accrued for taxes based on income, profits or capital, including federal, foreign and state income, franchise and similar taxes, (ii) Consolidated Interest Expense, (iii) amortization, depreciation and other non-cash charges, write-downs and losses (except to the extent that such non-cash charges, write-downs and losses are reserved for cash charges to be taken in the future), (iv) extraordinary, unusual or non-recurring expenses, gains, losses or charges (excluding extraordinary losses from discontinued operations, but including non- recurring litigation expenses and settlements), (v) restructuring charges, severance costs, integration costs and retention costs, (vi) pro forma “run rate” cost savings, operating expense reductions and synergies attributable to Acquisitions, Asset Dispositions, discontinuance of activities of operations, restructurings, cost savings initiatives, operational changes and other initiatives that are reasonably anticipated to be realized within twenty-four (24) months after any such occurrence, change or initiative described above (including actions taken prior to the Closing Date) as specified in reasonable detail on a certificate of an Authorized Officer of the Borrower delivered to the Administrative Agent and are, in each case, reasonably identifiable, factually supportable, and expected to have a continuing impact on the operations of the Parent and its Subsidiaries; provided, that the foregoing costs, expenses, adjustments, cost savings and other synergies shall be without duplication of any costs, expenses or adjustments that are already included in the calculation of Consolidated EBITDA, whether through a pro forma adjustment or otherwise, and (vii) fees and expenses related to any consummated, anticipated, unsuccessful or attempted equity offering or repurchase of equity, debt incurrence (including for the avoidance of doubt, fees and expenses incurred in connection with the Loan Documents), investment or Acquisition less (c) the sum of the following, without duplication, to the extent included in determining Consolidated Net Income for such period: (i) interest income, (ii) any extraordinary gains and (iii) non-cash gains or non-cash items increasing Consolidated Net Income (excluding any items that represent the reversal of any accrual of, or reserve for, anticipated cash expenses, losses or charges in any prior period). For purposes of this Agreement, Consolidated EBITDA shall be adjusted on a Pro Forma Basis for any period of measurement during which any Acquisition, any other Investment that results in a Person becoming a Subsidiary or Asset Disposition has occurred. “Consolidated Funded Indebtedness” means, as of any date of determination, as calculated in accordance with GAAP for the Parent and its Subsidiaries on a consolidated basis, the aggregate amount of Indebtedness of the type described in (a) clauses (a), (b) and (e) of the definition of “Indebtedness” (and all Guaranties of such Indebtedness), (b) solely to the extent drawn and unreimbursed, clause (c) of the definition of “Indebtedness” (and all Guaranties of such Indebtedness). “Consolidated Interest Expense” means, for any Measurement Period, the sum of (a) all interest, premium payments, debt discount, fees, charges and related expenses in connection

NAI-1541530846v16 15 with borrowed money (including capitalized interest and all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptances and net costs under Swap Contracts in respect of interest rates, to the extent such net costs are allocable to such period in accordance with GAAP) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, (b) all interest paid or payable with respect to discontinued operations and (c) the portion of rent expense under capitalized leases that is treated as interest in accordance with GAAP, in each case, of or by the Parent and its Subsidiaries on a consolidated basis for the most recently completed Measurement Period. “Consolidated Net Income” means, at any date of determination, the net income (or loss) of the Parent and its Subsidiaries on a consolidated basis for the most recently completed Measurement Period; provided that Consolidated Net Income shall exclude (a) extraordinary gains and extraordinary losses for such Measurement Period, (b) the net income of any Subsidiary during such Measurement Period to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary of such income is not permitted by operation of the terms of its organizational documents or any agreement, instrument or Law applicable to such Subsidiary during such Measurement Period, except that the Parent’s equity in any net loss of any such Subsidiary for such Measurement Period shall be included in determining Consolidated Net Income (however, the net income of any such Subsidiary for such period shall be included in Consolidated Net Income up to the aggregate amount of cash actually distributed by such Subsidiary during such period to a Loan Party or another Subsidiary as a dividend or distribution, so long as in the case of a dividend or other distribution to another Subsidiary, such recipient Subsidiary is not precluded from further distributing such amount to a Loan Party as described in this definition), (c) any income (or loss) for such Measurement Period of any Person if such Person is not a Subsidiary, except that the Parent’s equity in the net income of any such Person for such Measurement Period shall be included in Consolidated Net Income up to the aggregate amount of cash actually distributed by such Person during such Measurement Period to the Parent or a Subsidiary as a dividend or other distribution (and in the case of a dividend or other distribution to a Subsidiary, such Subsidiary is not precluded from further distributing such amount to the Parent as described in clause (b) of this proviso), (d) effects of adjustments related to the application of purchase accounting, (e) the cumulative effect of a change in accounting principles applied by management during such period and (f) gains or losses resulting from currency fluctuations. “Consolidated Net Indebtedness” means, as of any date of determination, the difference of (a) Consolidated Funded Indebtedness minus (b) the lesser of (i) $1,000,000,000 and (ii) the aggregate amount of Unrestricted Cash as of such date. “Consolidated Net Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Net Indebtedness to (b) Consolidated EBITDA for the most recent Measurement Period. “Consolidated Total Assets” means, as of the date of any determination thereof, total assets of the Parent and its Subsidiaries calculated in accordance with GAAP on a consolidated basis as of such date. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to

NAI-1541530846v16 16 exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. “CORRA” means a rate equal to the Canadian Overnight Repo Rate Average as administered by the CORRA Administrator. “CORRA Administrator” means the Bank of Canada (or any successor administrator of the Canadian Overnight Repo Rate Average). “Covered Entity” means (a) the Borrower and each of the Borrower’s Subsidiaries; (b) the Parent; and (c) each Person that, directly or indirectly, controls a Person described in clause (a) or (b) above. “Currency” means Dollars or any Alternative Currency and “Currencies” shall mean, collectively, Dollars and each Alternative Currency. “Daily Rate Loan” means a Loan that bears interest at a rate based on the (i) Base Rate or (ii) Daily Simple RFR. “Daily Rate Loan Option” means the option of the Borrower to have Loans bear interest at the rate and under the terms specified in Section 4.1(a)(ii) [Revolving Credit Daily Rate Loan Option] or Section 4.1(b) [Swingline Loan Interest Rate], as applicable. “Daily Simple RFR” means, for any day (a “Daily RFR Day”), a rate per annum determined by the Administrative Agent (rounded upwards, at the Administrative Agent’s discretion, to the nearest 1/100 of 1%) equal to, for any Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to: (a) Sterling, SONIA for the day (such day, adjusted as applicable as set forth herein, the “SONIA Lookback Day”) that is two (2) Business Days prior to (A) if such Daily RFR Day is a Business Day, such Daily RFR Day or (B) if such Daily RFR Day is not a Business Day, the Business Day immediately preceding such Daily RFR Day, in each case, as such SONIA is published by the SONIA Administrator on the SONIA Administrator’s Website; (b) Euro, €STR for the day (such day, adjusted as applicable as set forth herein, the “€STR Lookback Day”) that is two (2) Business Days prior to (A) if such Daily RFR Day is a Business Day, such Daily RFR Day or (B) if such Daily RFR Day is not a Business Day, the Business Day immediately preceding such Daily RFR Day, in each case, as such €STR is published by the €STR Administrator on the €STR Administrator’s Website; (c) Yen, TONAR for the day (such day, adjusted as applicable as set forth herein, the “TONAR Lookback Day”) that is two (2) Business Days prior to (A) if such Daily RFR Day is a Business Day, such Daily RFR Day or (B) if such Daily RFR Day is not a Business Day, the Business Day immediately preceding such Daily RFR Day, in each case, as such TONAR is published by the TONAR Administrator on the TONAR Administrator’s Website; and (d) Swiss Franc, SARON for the day (such day, adjusted as applicable as set forth herein, the “SARON Lookback Day”) that is two (2) Business Days prior to (A) if such Daily RFR

NAI-1541530846v16 17 Day is a Business Day, such Daily RFR Day or (B) if such Daily RFR Day is not a Business Day, the Business Day immediately preceding such Daily RFR Day, in each case, as such SARON is published by the SARON Administrator on the SARON Administrator’s Website; provided, that if by 5:00 pm (local time for the applicable Daily Simple RFR) on the second (2nd) Business Day immediately following any Daily Simple RFR Lookback Day, the RFR in respect of such Daily Simple RFR Lookback Day has not been published on the applicable RFR Administrator’s Website and a Benchmark Replacement Date with respect to the applicable Daily Simple RFR has not occurred, then the RFR for such Daily Simple RFR Lookback Day will be the RFR as published in respect of the first preceding Business Day for which such RFR was published on the Daily RFR Administrator’s Website; provided further that any RFR determined pursuant to this sentence shall be utilized for purposes of calculation of Daily Simple RFR for no more than three (3) consecutive Daily RFR Days; provided further that if the Daily Simple RFR as determined above would be less than the Floor, such rate shall be deemed to be the Floor for purposes of this Agreement. The Daily Simple RFR for each outstanding Daily RFR Loan shall be adjusted automatically as of the effective date of any change in the applicable RFR without notice to the Borrower. Determination by Administrative Agent of the Daily Simple RFR shall be deemed conclusive absent manifest error. “Daily RFR Adjustment” means with respect to Daily RFR Loans, the applicable adjustment set forth in the table below: RFR Daily RFR Adjustment €STR 0.0456% SONIA 0.0326% SARON -0.0571% TONAR -0.02923% “Daily RFR Administrator” means the SONIA Administrator, the €STR Administrator, the TONAR Administrator or the SARON Administrator, as applicable. “Daily RFR Business Day” means as applicable, for any Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to (i) Euro, a TARGET Day, (ii) Sterling, a day on which banks are open for general business in London, (iii) Swiss Francs, a day on which banks are open for the settlement of payments and foreign exchange transactions in Zurich and (iv) Yen, a day on which banks are open for general business in Japan. “Daily RFR Day” has the meaning specified in the definition of “Daily Simple RFR”. “Daily RFR Loan” means a Loan that bears interest at a rate based on a Daily Simple RFR.

NAI-1541530846v16 18 “Daily Simple RFR Lookback Days” means, collectively, the SONIA Lookback Day, the €STR Lookback Day, the TONAR Lookback Day and the SARON Lookback Day, and each individually is a Daily Simple RFR Lookback Day “Daily Simple RFR Option” means the option of the Borrower to have Loans bear interest at the rate and under the terms specified in Section 4.1(a)(ii)(3) [Revolving Credit Daily Simple RFR Option]. “Daily Simple SOFR” means, for any day (a “SOFR Rate Day”), the interest rate per annum determined by the Administrative Agent (rounded upwards, at the Administrative Agent’s discretion, to the nearest 1/100th of 1%) equal to SOFR for the day (the “SOFR Determination Date”) that is two (2) Business Days prior to (i) such SOFR Rate Day if such SOFR Rate Day is a Business Day or (ii) the Business Day immediately preceding such SOFR Rate Day if such SOFR Rate Day is not a Business Day, in each case, as such SOFR is published by the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate) on the website of the Federal Reserve Bank of New York, at http://www.newyorkfed.org, or any successor source identified by the Federal Reserve Bank of New York or its successor administrator for the secured overnight financing rate from time to time. If Daily Simple SOFR as determined above would be less than the SOFR Floor, then Daily Simple SOFR shall be deemed to be the SOFR Floor. If SOFR for any SOFR Determination Date has not been published or replaced with a Benchmark Replacement by 5:00 p.m. (Pittsburgh, Pennsylvania time) on the second Business Day immediately following such SOFR Determination Date, then SOFR for such SOFR Determination Date will be SOFR for the first Business Day preceding such SOFR Determination Date for which SOFR was published in accordance with the definition of “SOFR”; provided that SOFR determined pursuant to this sentence shall be used for purposes of calculating Daily Simple SOFR for no more than three (3) consecutive SOFR Rate Days. If and when Daily Simple SOFR as determined above changes, any applicable rate of interest based on Daily Simple SOFR will change automatically without notice to the Borrower, effective on the date of any such change. “DEBA” means the Swiss Federal Debt Enforcement and Bankruptcy Act (Bundesgesetz über Schuldbetreibung und Konkurs, SchKG), as amended from time to time. “Debt Rating” means, as of any date of determination, the rating as determined by S&P, Moody’s or Fitch of the Parent’s or the Borrower’s non-credit enhanced, senior unsecured long-term debt. The Debt Rating in effect at any date is the Debt Rating that is in effect at the close of business on such date. “Debtor Relief Laws” means the Bankruptcy Code of the United States of America, DEBA and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States, Switzerland or other applicable jurisdictions from time to time in effect. “Defaulting Lender” means, subject to Section 2.9(b) [Defaulting Lender Cure], any Lender that (a) has failed to (i) fund all or any portion of its Loans within two (2) Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the

NAI-1541530846v16 19 Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, the Issuing Lender, the Swingline Loan Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swingline Loans) within two (2) Business Days of the date when due, (b) has notified the Borrower, the Administrative Agent, the Issuing Lender or the Swingline Loan Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity, or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by an Official Body so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Official Body) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.9(b) [Defaulting Lender Cure]) upon delivery of written notice of such determination to the Borrower, the Issuing Lender, the Swingline Loan Lender and each Lender. “Disclosure Letter” means that certain disclosure letter, dated as of the date hereof, executed and delivered by the Borrower to the Administrative Agent and the Lenders in connection with this Agreement and the other Loan Documents. “Dollar”, “Dollars”, “U.S. Dollars” and the symbol “$” means, in each case, the lawful currency of the United States of America. “Dollar Equivalent” means, for any amount, at the time of determination thereof, (a) if such amount is expressed in Dollars, such amount, (b) if such amount is expressed in an Alternative Currency, the equivalent of such amount in Dollars determined by using the rate of exchange for the purchase of Dollars with the Alternative Currency last provided (either by publication or otherwise provided to the Administrative Agent or the Issuing Lender, as applicable) by the applicable Bloomberg source (or such other publicly available source for displaying

NAI-1541530846v16 20 exchange rates as determined by the Administrative Agent or the Issuing Lender, as applicable, from time to time) on the date that is the applicable Eurocurrency Rate Lookback Day (for amounts relating to Eurocurrency Rate Loans and Letters of Credit denominated in an Alternative Currency to which the Eurocurrency Rate would apply), the applicable Daily Simple RFR Lookback Day (for amounts relating to Daily RFR Loans and Letters of Credit denominated in an Alternative Currency to which a Daily Simple RFR would apply) the applicable Term RFR Lookback Day (for amounts relating to Term RFR Loans and Letters of Credit denominated in an Alternative Currency to which a Term RFR would apply), as applicable, immediately preceding the date of determination, or otherwise on the date which is two (2) Business Days immediately preceding the date of determination or otherwise with respect to Loans to which any other Interest Rate Option applies, the lookback date applicable thereto (or if such service ceases to be available or ceases to provide such rate of exchange, the equivalent of such amount in Dollars as determined by the Administrative Agent or the Issuing Lender, as applicable using any method of determination it deems appropriate in its sole discretion), and (c) if such amount is denominated in any other currency, the equivalent of such amount in Dollars as determined by the Administrative Agent or the Issuing Lender, as applicable, using any reasonable method of determination it deems appropriate in its sole discretion. Any determination by the Administrative Agent or the Issuing Lender pursuant to clauses (b) or (c) above shall be conclusive absent manifest error. “Drawing Date” means as is specified in Section 2.8(c) [Disbursements, Reimbursement]. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Effective Date” means the date indicated in a document or agreement to be the date on which such document or agreement becomes effective, or, if there is no such indication, the date of execution of such document or agreement. “Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 12.8(b)(iv) [Assignment and Assumption Agreement], (v) [No Assignment to Certain Persons] and (vi) [No Assignment to Natural Persons] (subject to such consents, if any, as may be required under Section 12.8(b)(iii) [Required Consents]). “Eligible Contract Participant” means an “eligible contract participant” as defined in the CEA and regulations thereunder.

NAI-1541530846v16 21 “Eligibility Date” means, with respect to each Loan Party and each Swap, the date on which this Agreement or any other Loan Document becomes effective with respect to such Swap (for the avoidance of doubt, the Eligibility Date shall be the Effective Date of such Swap if this Agreement or any other Loan Document is then in effect with respect to such Loan Party, and otherwise it shall be the Effective Date of this Agreement and/or such other Loan Document(s) to which such Loan Party is a party). “Environmental Laws” means all applicable federal, state, local, tribal, territorial and foreign Laws (including common law), constitutions, statutes, treaties, regulations, rules, ordinances and codes and any consent decrees, settlement agreements, judgments, orders, directives, policies or programs issued by or entered into with an Official Body pertaining or relating to: (a) pollution or pollution control; (b) protection of human health from exposure to regulated substances; (c) protection of the environment and/or natural resources; (d) employee safety in the workplace; (e) the presence, use, management, generation, manufacture, processing, extraction, treatment, recycling, refining, reclamation, labeling, packaging, sale, transport, storage, collection, distribution, disposal or release or threat of release of regulated substances; (f) the presence of contamination; (g) the protection of endangered or threatened species; and (h) the protection of environmentally sensitive areas. “Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower, any other Loan Party or any of their respective Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing. “Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination. “ERISA” means the Employee Retirement Income Security Act of 1974, as the same may be amended or supplemented from time to time, and any successor statute of similar import, and the rules and regulations thereunder, as from time to time in effect. “ERISA Event” means (a) with respect to a Pension Plan, a reportable event under Section 4043 of ERISA as to which event (after taking into account notice waivers provided for in the regulations) there is a duty to give notice to the PBGC; (b) a withdrawal by the Borrower or any member of the ERISA Group from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a

NAI-1541530846v16 22 cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Borrower or any member of the ERISA Group from a Multiemployer Plan, notification that a Multiemployer Plan is in reorganization, or occurrence of an event described in Section 4041A(a) of ERISA that results in the termination of a Multiemployer Plan; (d) the filing of a notice of intent to terminate a Pension Plan, the treatment of a Pension Plan amendment as a termination under Section 4041(e) of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan; (e) an event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; (f) the determination that any Pension Plan or Multiemployer Plan is considered an at-risk plan or a plan in endangered or critical status within the meaning of Sections 430.431 and 432 of the Code or Sections 303, 304 and 305 of ERISA; or (g) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Borrower or any member of the ERISA Group. “ERISA Group” means, at any time, the Loan Parties and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control within the meaning of Section 4001(a)(14) of ERISA and all other entities which, together with the Loan Parties, are treated as a single employer under Section 414 of the Code or Section 4001(b)(1) of ERISA. “Erroneous Payment” has the meaning assigned to it in Section 11.15(a). “Erroneous Payment Deficiency Assignment” has the meaning assigned to it in Section 11.15(d). “Erroneous Payment Impacted Class” has the meaning assigned to it in Section 11.15(d). “Erroneous Payment Return Deficiency” has the meaning assigned to it in Section 11.15(d). “Erroneous Payment Subrogation Rights” has the meaning assigned to it in Section 11.15(d). “€STR” means a rate equal to the Euro Short Term Rate as administered by the €STR Administrator. “€STR Administrator” means the European Central Bank (or any successor administrator of the Euro Short Term Rate). “€STR Administrator’s Website” means the European Central Bank’s website, at http://www.ecb.europa.eu, or any successor source for the Euro Short Term Rate identified as such by the €STR Administrator from time to time. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

NAI-1541530846v16 23 “Euro” and “€” mean the single currency of the Participating Member States. “Eurocurrency Banking Day” means any day which is, as applicable, for Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to Australian Dollars, any day on which banks are open for business in Australia. “Eurocurrency Rate” means, for any Eurocurrency Rate Borrowing for any Interest Period, a rate per annum determined by the Administrative Agent (rounded upwards, at the Administrative Agent’s discretion, to the nearest 1/100 of 1%) equal to, for any Obligations, interest, fees, commissions, or other amounts denominated in, or calculated with respect to Australian Dollars, the Australian Bank Bill Swap Bid Rate (or the successor thereto as approved by the Administrative Agent) as published by Bloomberg (or on any successor or substitute service providing rate quotations comparable to those currently provided by such service, as determined by the Administrative Agent from time to time) for a period equal in length to such Interest Period, at approximately 10:00 a.m. (Sydney, Australia time), two (2) Eurocurrency Banking Days prior to the commencement of such Interest Period, as the rate for deposits in Australian Dollars with a maturity comparable to such Interest Period; provided, that if by such time the Australian Bank Bill Swap Bid Rate in respect of such day has not been so published, or such day is not a Business Day, then the Australian Bank Bill Swap Bid Rate for such day will be the Australian Bank Bill Swap Bid Rate as published in respect of the first preceding Business Day for which such Australian Bank Bill Swap Bid Rate was published thereon; provided further that any Australian Bank Bill Swap Bid Rate so determined based on the first preceeding Business Day shall be utilized for purposes of calculation of the Eurocurrency Rate for no more than three (3) consecutive Business Days (any such day, collectively, the “Australian Rate Lookback Day”); provided that if the Eurocurrency Rate as determined above would be less than the Floor, such rate shall be deemed to be the Floor for purposes of this Agreement. The Eurocurrency Rate for any Loans shall be based upon the Eurocurrency Rate for the Currency in which such Loans are requested. The Eurocurrency Rate for each outstanding Eurocurrency Rate Loan shall be adjusted automatically without notice to the Borrower on and as of the first day of each Interest Period. Determination of the Eurocurrency Rate by the Administrative Agent shall be deemed conclusive absent manifest error. “Eurocurrency Rate Lookback Day” means Australian Rate Lookback Day. “Eurocurrency Rate Borrowing” means, as to any Borrowing Tranche, a Eurocurrency Rate Loan comprising such Borrowing Tranche. “Eurocurrency Rate Loan” means a Loan that bears interest at a rate based on the Eurocurrency Rate. “Eurocurrency Rate Option” means the option of the Borrower to have Loans bear interest at the rate and under the terms specified in Section 4.1(a)(i)(2) [Revolving Credit Eurocurrency Rate Option]. “Event of Default” means any of the events described in Section 10.1 [Events of Default].

NAI-1541530846v16 24 “Excluded Hedge Liability or Liabilities” means, with respect to each Loan Party, each of its Swap Obligations if, and only to the extent that, all or any portion of this Agreement or any other Loan Document that relates to such Swap Obligation is or becomes illegal under the CEA, or any rule, regulation or order of the CFTC, solely by virtue of such Loan Party’s failure to qualify as an Eligible Contract Participant on the Eligibility Date for such Swap. Notwithstanding anything to the contrary contained in the foregoing or in any other provision of this Agreement or any other Loan Document, the foregoing is subject to the following provisos: (a) if a Swap Obligation arises under a master agreement governing more than one Swap, this definition shall apply only to the portion of such Swap Obligation that is attributable to Swaps for which such guaranty or security interest is or becomes illegal under the CEA, or any rule, regulations or order of the CFTC, solely as a result of the failure by such Loan Party for any reason to qualify as an Eligible Contract Participant on the Eligibility Date for such Swap, (b) if a guarantee of a Swap Obligation would cause such obligation to be an Excluded Hedge Liability but the grant of a security interest would not cause such obligation to be an Excluded Hedge Liability, such Swap Obligation shall constitute an Excluded Hedge Liability for purposes of the guaranty but not for purposes of the grant of the security interest, and (c) if there is more than one Loan Party executing this Agreement or the other Loan Documents and a Swap Obligation would be an Excluded Hedge Liability with respect to one or more of such Persons, but not all of them, the definition of Excluded Hedge Liability or Liabilities with respect to each such Person shall only be deemed applicable to (i) the particular Swap Obligations that constitute Excluded Hedge Liabilities with respect to such Person, and (ii) the particular Person with respect to which such Swap Obligations constitute Excluded Hedge Liabilities. “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the Laws of, or having its principal office or, in the case of any Lender, its applicable Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in such Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 5.13 [Replacement of a Lender]) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 5.9(h) [Status of Lenders], amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Swiss Withholding Taxes to the extent a payment of interest is increased pursuant to Section 4.6 [Minimum Interest; Swiss Withholding Tax], (d) Taxes attributable to such Recipient’s failure to comply with Section 5.9(h) [Status of Lenders], and (e) any U.S. federal withholding Taxes imposed under FATCA (except to the extent imposed due to the failure of the Borrower to provide documentation or information to the IRS). “Existing Expiration Date” means as is specified in Section 2.10 [Maturity Extensions].

NAI-1541530846v16 25 “Expiration Date” means, with respect to the Revolving Credit Commitments, January 27, 2030, as such date may be extended with respect to certain Lenders’ Revolving Credit Commitments pursuant to Section 2.10(a) [Requests for Extension] or Section 12.1 [Modifications, Amendments or Waivers]. “Extension Effective Date” means as is specified in Section 2.10 [Maturity Extensions]. “Facility Termination Date” means the date as of which all of the following shall have occurred: (a) the aggregate Commitments have been terminated, (b) all Obligations have been paid in full in cash (other than (i) contingent indemnification obligations that are not yet due and (ii) obligations and liabilities under any Lender Provided Interest Rate Hedge, any Lender Provided Foreign Currency Hedge and any Other Lender Provided Financial Service Product (other than any such obligations for which written notice has been received by the Administrative Agent that either (x) amounts are currently due and payable under such Lender Provided Interest Rate Hedge, any Lender Provided Foreign Currency Hedge and any Other Lender Provided Financial Service Product, as applicable, or (y) no arrangements reasonably satisfactory to the applicable Cash Management Bank or Hedge Bank have been made)), and (c) all Letters of Credit have terminated or expired (other than Letters of Credit as to which other arrangements with respect thereto reasonably satisfactory to the Administrative Agent (to the extent the Administrative Agent is a party to such arrangements) and the Issuing Lender, including the provision of cash collateral, shall have been made). “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code. “Fitch” means Fitch Ratings Inc., and any successor thereto. “Floor” means a rate of interest equal to 0.00% “Foreign Currency Hedge” means any foreign exchange transaction, including spot and forward foreign currency purchases and sales, listed or over-the-counter options on foreign currencies, non-deliverable forwards and options, foreign currency swap agreements, currency exchange rate price hedging arrangements, and any other similar transaction entered into by any Loan Party or any Subsidiary providing for the purchase of one currency in exchange for the sale of another currency. “Foreign Currency Hedge Liabilities” means as is specified in the definition of Lender Provided Foreign Currency Hedge. “Fronting Exposure” means, at any time there is a Defaulting Lender, (a) with respect to the Issuing Lender, such Defaulting Lender’s Ratable Share of the outstanding Letter of Credit Obligations with respect to Letters of Credit issued by such Issuing Lender other than Letter of Credit Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof, and (b)

NAI-1541530846v16 26 with respect to any Swingline Loan Lender, such Defaulting Lender’s Ratable Share of outstanding Swingline Loans made by such Swingline Loan Lender other than Swingline Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders. “Fund” means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans, bonds and similar extensions of credit in the ordinary course of its activities. “GAAP” means generally accepted accounting principles as are in effect from time to time, subject to the provisions of Section 1.3 [Accounting Principles; Changes in GAAP], and applied on a consistent basis both as to classification of items and amounts. “Government Official” means any officer, employee, official, representative, or any Person acting for or on behalf of any Official Body, government-owned or government- controlled association, organization, business, or enterprise, or public international organization, any political party or official thereof and any candidate for political office. “Guaranty” means, with respect to any Person, any obligation of such Person guaranteeing or in effect guaranteeing any liability or obligation of any other Person in any manner, whether directly or indirectly. The amount of obligations under a Guaranty shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guaranty is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the Administrative Agent in good faith. “Guaranty Agreement” means the Guaranty Agreement, dated of even date herewith, executed and delivered by each Loan Party in favor of the Administrative Agent for the benefit of the Lenders, the Issuing Lender and each other holder of Obligations. “Guidelines” means, together, guideline S-02.123 in relation to interbank loans of 22 September 1986 (Merkblatt “Verrechnungssteuer auf Zinsen von Bankguthaben, deren Gläubiger Banken sind (Interbankguthaben)” vom 22. September 1986), guideline S-02.130.1 in relation to money market instruments and book claims of April 1999 (Merkblatt vom April 1999 betreffend Geldmarktpapiere und Buchforderungen inländischer Schuldner), circular letter no. 34 of 26 July 2011 (1.034-V-2011) in relation to deposits (Kreisschreiben Nr. 34 “Kundenguthaben” vom 26. Juli 2011), circular letter no. 15 of 3 October 2017 (1-015-DVS-2017) in relation to bonds and derivative financial instruments as subject matter of taxation of Swiss federal income tax, Swiss withholding tax and Swiss stamp taxes (Kreisschreiben Nr. 15 “Obligationen und derivative Finanzinstrumente als Gegenstand der direkten Bundessteuer, der Verrechnungssteuer sowie der Stempelabgaben” vom 3. Oktober 2017), practice note 010-DVS-2019 of 5 February 2019 published by the Swiss Federal Tax Administration regarding Swiss withholding tax in the Group (Mitteilung-010-DVS-2019-d vom 5. Februar 2019 - Verrechnungssteuer: Guthaben im Konzern), circular letter No. 46 of 24 July 2019 (1-046-DVS-2019) in relation to syndicated credit facilities (Kreisschreiben Nr. 46 betreffend steuerliche Behandlung von Konsortialdarlehen, Schuldscheindarlehen, Wechseln und Unterbeteiligungen vom 24. Juli 2019), circular letter No. 47 of 25 July 2019 (1-047-V-2019) in relation to bonds (Kreisschreiben Nr. 47 betreffend Obligationen vom 25. Juli 2019), in each case as issued, amended or replaced from time to time,

NAI-1541530846v16 27 by the Swiss Federal Tax Administration or as substituted or superseded and overruled by any law, statute, ordinance, court decision, regulation or the like as in force from time to time. “Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law. “Hedge Bank” means any Person that, at the time it enters into a Lender Provided Foreign Currency Hedge or Lender Provided Interest Rate Hedge, is a Lender or an Affiliate of a Lender, in its capacity as a party to such Lender Provided Foreign Currency Hedge or Lender Provided Interest Rate Hedge. “Hedge Liabilities” means collectively, the Foreign Currency Hedge Liabilities and the Interest Rate Hedge Liabilities. “Increased Amount Date” means as is specified in Section 2.11 [Incremental Loans]. “Incremental Lender” means as is specified in Section 2.11 [Incremental Loans]. “Incremental Loans” means as is specified in Section 2.11 [Incremental Loans]. “Incremental Revolving Credit Commitment” means as is specified in Section 2.11 [Incremental Loans]. “Indebtedness” means, as to any Person at any time, any and all indebtedness, obligations or liabilities (whether matured or unmatured, liquidated or unliquidated, absolute or contingent, or joint or several) of such Person for or in respect of (a) borrowed money, (b) obligations evidenced by notes, bonds, debentures or similar instruments, (c) obligations (contingent or otherwise) under any acceptance, letter of credit or similar facilities, (d) [reserved], (e) any other transaction (including, without limitation, forward sale or purchase agreements, capitalized leases and conditional sales agreements) having the commercial effect of a borrowing of money entered into by such Person to finance its operations or capital requirements (but not including trade payables and accrued expenses incurred in the ordinary course of business which are not represented by a promissory note or other evidence of indebtedness), (f) any Guaranty of Indebtedness of a type referred to in clause (a) through (e) above, and (g) all obligations of the kind referred to in clauses (a) through (f) above secured by (or for which the holder of such obligation has an existing right, contingent or otherwise, to be secured by) any Lien on property (including accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such obligation. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness expressly provide that such Person is not liable therefor. Notwithstanding anything to the contrary in the foregoing, in connection with any acquisition by any Loan Party or Subsidiary permitted hereunder (or any sale, transfer or other disposition by any Loan Party or any Subsidiary

NAI-1541530846v16 28 permitted hereunder), the term “Indebtedness” shall not include contingent consideration to which the seller is such acquisition (or the buyer in such sale, transfer or other disposition, as the case may be) may become entitled or contingent indemnity obligations that may be owed to such seller (or buyer, if applicable) in respect thereof. Notwithstanding the foregoing, and for the avoidance of doubt, obligations arising under any currency swap agreement, interest rate swap, cap, collar or floor agreement or other interest rate currency risk management device shall not be considered Indebtedness. “Indemnified Taxes” means (i) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document, and (ii) to the extent not otherwise described in the preceding clause (i), Other Taxes. “Indemnitee” means as is specified in Section 12.3(b) [Indemnification by the Borrower]. “Insolvency Proceeding” means, with respect to any Person, (a) a case, action or proceeding with respect to such Person (i) before any court or any other Official Body under any bankruptcy, insolvency, reorganization or other similar Law now or hereafter in effect, or (ii) for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator, conservator (or similar official) of any Loan Party or otherwise relating to the liquidation, dissolution, winding-up or relief of such Person, or (b) any general assignment for the benefit of creditors, composition, marshaling of assets for creditors, or other, similar arrangement in respect of such Person’s creditors generally or any substantial portion of its creditors; undertaken under any Law. “Interest Period” means the period of time selected by the Borrower in connection with (and to apply to) any election permitted hereunder by the Borrower to have Revolving Credit Loans bear interest under a Term Rate Loan Option. Subject to the last sentence of this definition and subject to availability for the interest rate applicable to the relevant Currency, such period shall be, (i) for Term SOFR Loans, one-month, three-months, or six-months, (ii) for Term RFR Loans, one-month and three-months and (iii) for any Eurocurrency Loans, one-month, two-months, three- months, four-months, five-months and six-months. Such Interest Period shall commence on the effective date of such Term Rate Loan Option, which shall be (i) the Borrowing Date if the Borrower is requesting new Loans, or (ii) the date of renewal of or conversion to a Term Rate Loan Option if the Borrower is renewing or converting to a Term Rate Loan Option applicable to outstanding Loans. Notwithstanding the second sentence hereof: (A) any Interest Period which would otherwise end on a date which is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (B) with respect to Revolving Credit Loans, the Borrower shall not select, convert to or renew an Interest Period for any portion of the Loans that would end after the Expiration Date, (C) [reserved], and (D) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. “Interest Rate Hedge” means an interest rate exchange, collar, cap, swap, floor, adjustable strike cap, adjustable strike corridor, cross-currency swap or similar agreements entered

NAI-1541530846v16 29 into by any Loan Party or any Subsidiary in order to provide protection to, or minimize the impact upon, such Loan Party of increasing floating rates of interest applicable to Indebtedness. “Interest Rate Hedge Liabilities” means as is specified in the definition of Lender Provided Interest Rate Hedge. “Interest Rate Option” means any Term Rate Loan Option or Daily Rate Loan Option. “International Trade Laws” means all Laws relating to economic and financial sanctions, trade embargoes, export controls, customs and anti-boycott measures. “IRS” means the United States Internal Revenue Service. “Issuing Lender” means PNC (through itself or through one of its designated Affiliates or branch offices (if such Affiliate or branch of such Issuing Lender is a Swiss Qualifying Bank)), in its individual capacity as issuer of Letters of Credit hereunder. “Joint Lead Arranger Fee Letter” means that certain Fee Letter, dated as of October 30, 2024, by and between the Borrower and BofA Securities, Inc. “Joint Venture” means a corporation, partnership, limited liability company or other entity in which any Person other than the Loan Parties and their Subsidiaries holds, directly or indirectly, an equity interest. “Law” means any law(s) (including common law), constitution, statute, treaty, regulation, rule, ordinance, opinion, release, ruling, order, executive order, injunction, writ, decree, bond, judgment, authorization or approval, lien or award, or any settlement arrangement, by agreement, consent or otherwise, of any Official Body, foreign or domestic. “Lead Arrangers” means PNC Capital Markets LLC and BofA Securities, Inc. “Legal Reservations” means (a) the limitation of enforcement by laws relating to bankruptcy, insolvency, liquidation, reorganization, court schemes, moratoria, administration and other laws generally affecting the rights of creditors and similar principles or limitations under the laws of any applicable jurisdiction; (b) the time barring of claims under applicable limitation laws and defenses of acquiescence, set-off or counterclaim; (c) the Swiss general principle of reasonableness and fairness (Treu und Glauben) and similar principles under the laws of any applicable jurisdiction; and/or (d) any matters which are set out as qualifications or reservations (howsoever described) as to matters of law in any legal opinion delivered under this Agreement or any other Loan Document. “Lender Joinder Agreement” means a joinder agreement in form and substance reasonably satisfactory to the Administrative Agent delivered in connection with any Incremental Revolving Credit Commitments pursuant to Section 2.11 [Incremental Loans]. “Lender Provided Foreign Currency Hedge” means a Foreign Currency Hedge which is entered into between any Loan Party and any Hedge Bank that: (a) is documented in a

NAI-1541530846v16 30 standard International Swaps and Derivatives Association Master Agreement or another reasonable and customary manner, (b) provides for the method of calculating the reimbursable amount of the provider’s credit exposure in a reasonable and customary manner, and (c) is entered into for hedging (rather than speculative) purposes. The liabilities owing to the Hedge Bank providing any Lender Provided Foreign Currency Hedge (the “Foreign Currency Hedge Liabilities”) by any Loan Party shall, for purposes of this Agreement and all other Loan Documents be “Obligations” of such Loan Party and of each other Loan Party, be guaranteed obligations under the Guaranty Agreement and otherwise treated as Obligations for purposes of the other Loan Documents, except to the extent constituting Excluded Hedge Liabilities of such Person. “Lender Provided Interest Rate Hedge” means an Interest Rate Hedge which is entered into between any Loan Party and any Hedge Bank that: (a) is documented in a standard International Swaps and Derivatives Association Master Agreement or another reasonable and customary manner, (b) provides for the method of calculating the reimbursable amount of the provider’s credit exposure in a reasonable and customary manner, and (c) is entered into for hedging (rather than speculative) purposes. The liabilities owing to the Hedge Bank providing any Lender Provided Interest Rate Hedge (the “Interest Rate Hedge Liabilities”) by any Loan Party that is party to such Lender Provided Interest Rate Hedge shall, for purposes of this Agreement and all other Loan Documents, be “Obligations” of such Loan Party and of each other Loan Party, be guaranteed obligations under any Guaranty Agreement, except to the extent constituting Excluded Hedge Liabilities of such Person. “Lenders” means the financial institutions named on Schedule 1.1(B) and their respective successors and assigns as permitted hereunder, each of which is referred to herein as a Lender. Unless the context requires otherwise, the term “Lenders” includes the Swingline Loan Lender, but not the Issuing Lender. “Lending Office” means, as to the Administrative Agent, the Issuing Lender or any Lender (or any Affiliate of such Lender, if such Affiliate is a Swiss Qualifying Bank), the office or offices of such Person described as such in such Lender’s Administrative Questionnaire, or such other office or offices as such Person may from time to time notify the Borrower and the Administrative Agent. “Letter of Credit” means as is specified in Section 2.8(a) [Issuance of Letters of Credit]. Letters of Credit may be issued in Dollars or in any Alternative Currency. “Letter of Credit Borrowing” means as is specified in Section 2.8(c)(iii) [Disbursements, Reimbursement]. “Letter of Credit Fee” means as is specified in Section 2.8(b) [Letter of Credit Fees]. “Letter of Credit Obligation” means, as of any date of determination, the aggregate Dollar Equivalent of the stated amount available to be drawn under all outstanding Letters of Credit on such date (if any Letter of Credit shall increase in amount automatically in the future, such aggregate amount available to be drawn shall currently give effect to any such future increase) plus the aggregate Reimbursement Obligations and Letter of Credit Borrowings on such date.

NAI-1541530846v16 31 “Letter of Credit Sublimit” means as is specified in Section 2.8(a)(i) [Issuance of Letters of Credit]. “Lien” means any mortgage, deed of trust, pledge, lien, security interest, charge or other encumbrance or security arrangement of any nature whatsoever, whether voluntarily or involuntarily given, including any conditional sale or title retention arrangement, and any assignment, deposit arrangement or lease intended as, or having the effect of, security. “Loan Documents” means this Agreement, the Administrative Agent’s Letter, the Joint Lead Arranger Fee Letter, the Guaranty Agreement, the Notes, and any other instruments, certificates or documents delivered in connection herewith or therewith. “Loan Parties” means the Parent and the Borrower. “Loan Request” means as is specified in Section 2.5(a) [Revolving Credit Loan Requests; Conversions and Renewals]. “Loans” means, collectively, and “Loan” means, separately, all Revolving Credit Loans and Swingline Loans or any Revolving Credit Loan or Swingline Loan. “Material Adverse Change” means any set of circumstances or events which (a) has any material adverse effect whatsoever upon the validity or enforceability of this Agreement or any other Loan Document, (b) is material and adverse to the business, properties, assets, financial condition or results of operations of the Loan Parties taken as a whole, (c) impairs materially the ability of the Loan Parties taken as a whole to duly and punctually pay or perform their payment obligations under this Agreement or any other Loan Document, or (d) impairs materially the ability of the Administrative Agent or any of the Lenders, to the extent permitted, to enforce their legal remedies pursuant to this Agreement or any other Loan Document. “Measurement Period” means, at any date of determination, the most recently completed four (4) fiscal quarters of the Parent for which financial statements have been delivered pursuant to Section 8.12 [Reporting Requirements] (or, prior to the first delivery thereof after the Closing Date, the most recent Statements). “Minimum Collateral Amount” means, at any time, (a) with respect to Cash Collateral consisting of cash or deposit account balances, an amount equal to 103% of the Fronting Exposure of the Issuing Lender with respect to Letters of Credit issued and outstanding at such time and (b) otherwise, an amount determined by the Administrative Agent and the Issuing Lender in their sole discretion. “Moody’s” means Moody’s Investors Service, Inc. and any successor thereto. “Multiemployer Plan” means any employee pension benefit plan which is a “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA and to which the Borrower or any member of the ERISA Group is then making or accruing an obligation to make contributions or, within the preceding five (5) plan years, has made or had an obligation to make such contributions, or to which the Borrower or any member of the ERISA Group has any liability (contingent or otherwise).

NAI-1541530846v16 32 “Non-Consenting Lender” means any Lender that does not approve any consent, waiver or amendment that (a) requires the approval of all or all affected Lenders in accordance with the terms of Section 12.1 [Modifications, Amendments or Waivers] and (b) has been approved by the Required Lenders. “Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time. “Non-Extending Lender” means as is specified in Section 2.10(b) [Lender Elections to Extend]. “Non-Qualifying Party” means any Loan Party that fails for any reason to qualify as an Eligible Contract Participant on the Effective Date of the applicable Swap. “Notes” means collectively, and Note means separately, the promissory notes in the form of Exhibit B evidencing the Revolving Credit Loans and in the form of Exhibit C evidencing the Swingline Loan. “Notice Date” means as is specified in Section 2.10 [Maturity Extensions]. “Obligation” means any obligation or liability of any of the Loan Parties or other credit support providers specified in the Loan Documents, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, under or in connection with (a) this Agreement, the Notes, the Letters of Credit, the Administrative Agent’s Letter, the Joint Lead Arranger Fee Letter or any other Loan Document whether to the Administrative Agent, any of the Lenders or their Affiliates or other persons provided for under such Loan Documents, (b) any Lender Provided Interest Rate Hedge, (c) any Erroneous Payment Subrogation Rights, (d) any Lender Provided Foreign Currency Hedge, and (e) any Other Lender Provided Financial Service Product. Notwithstanding anything to the contrary contained in the foregoing, the Obligations shall not include any Excluded Hedge Liabilities. “Official Body” means the government of the United States of America or of any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank) and any group or body charged with setting financial accounting or regulatory capital rules or standards (including the Financial Accounting Standards Board, the Bank for International Settlements or the Basel Committee on Banking Supervision or any successor or similar authority to any of the foregoing). “Order” means as is specified in Section 2.8(h) [Liability for Acts and Omissions]. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a

NAI-1541530846v16 33 security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Other Lender Provided Financial Service Product” means agreements or other arrangements entered into between any Loan Party and any Cash Management Bank that provides any of the following products or services to such Loan Party: (a) credit cards, (b) credit card processing services, (c) debit cards, (d) purchase cards, (e) ACH transactions, or (f) cash management, including controlled disbursement, overdraft lines, accounts or services. “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 5.13 [Replacement of a Lender]). “Overnight Bank Funding Rate” means for any day, (a) with respect to any amount denominated in Dollars, the rate comprising both overnight federal funds and overnight eurocurrency borrowings by U.S.-managed banking offices of depository institutions, as such composite rate shall be determined by the Federal Reserve Bank of New York, as set forth on its public website from time to time, and as published on the next succeeding Business Day as the overnight bank funding rate by the Federal Reserve Bank of New York (or by such other recognized electronic source (such as Bloomberg) selected by the Administrative Agent for the purpose of displaying such rate); provided, that if such day is not a Business Day, the Overnight Bank Funding Rate for such day shall be such rate on the immediately preceding Business Day; provided, further, that if such rate shall at any time, for any reason, no longer exist, a comparable replacement rate determined by Administrative Agent at such time (which determination shall be conclusive absent manifest error); provided, further, that if the Overnight Bank Funding Rate determined as above would be less than zero, then such rate shall be deemed to be zero, and (b) with respect to any amount denominated in an Alternative Currency, an overnight rate determined by the Administrative Agent or the Issuing Lender, as the case may be, in accordance with banking industry rules on interbank compensation (which determination shall be conclusive absent manifest error). Such rate of interest charged shall be adjusted as of each Business Day based on changes in the Overnight Bank Funding Rate without notice to the Borrower. “Parent” means as is specified in the introductory paragraph. “Participant” means as is specified in Section 12.8(d) [Participations]. “Participant Register” means as is specified in Section 12.8(d) [Participations]. “Participating Member State” means any member state of the European Union that has the euro as its lawful currency in accordance with legislation of the European Union relating to Economic and Monetary Union. “Participation Advance” means as is specified in Section 2.8(c)(iii) [Disbursements, Reimbursement].

NAI-1541530846v16 34 “Payment Date” means the first day of each calendar quarter after the Closing Date and on the Expiration Date or upon acceleration of the Notes. “PBGC” means the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA or any successor. “Pension Plan” means at any time an “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA) (including a “multiple employer plan” as described in Sections 4063 and 4064 of ERISA, but not a Multiemployer Plan) which is covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 or Section 430 of the Code and either (a) is sponsored, maintained or contributed to by any member of the ERISA Group for employees of any member of the ERISA Group, (b) has at any time within the preceding five years been sponsored, maintained or contributed to by any entity which was at such time a member of the ERISA Group for employees of any entity which was at such time a member of the ERISA Group, or in the case of a “multiple employer” or other plan described in Section 4064(a) of ERISA, has made contributions at any time during the immediately preceding five plan years or (c) or to which the Borrower or any member of the ERISA Group may have any liability (contingent or otherwise). “Permitted Liens” means: (a) Liens for taxes, assessments, or similar charges, incurred in the ordinary course of business and which are not yet due and payable or are being contested in good faith in compliance with Section 8.2 [Payment of Liabilities, Including Taxes, Etc.]; (b) pledges or deposits made in the ordinary course of business to secure payment of workmen’s compensation, or to participate in any fund in connection with workmen’s compensation, unemployment insurance, old-age pensions or other social security programs; (c) Liens of mechanics, materialmen, warehousemen, carriers, or other like Liens, securing obligations incurred in the ordinary course of business and Liens of landlords securing obligations to pay lease payments, in each case, that are not overdue by more than sixty (60) days or are being contested in compliance with Section 8.2 [Payment of Liabilities, Including Taxes, Etc.]; (d) good-faith pledges or deposits made in the ordinary course of business to secure performance of bids, tenders, contracts (other than for the repayment of borrowed money or as security for Hedge Liabilities or margining related to commodities hedges) or leases, not in excess of the aggregate amount due thereunder, or to secure statutory obligations, or surety, appeal, indemnity, performance or other similar bonds required in the ordinary course of business; (e) encumbrances consisting of zoning restrictions, easements or other restrictions on the use of real property, none of which materially impairs the use of such property or the value thereof, and none of which is violated in any material respect by existing or proposed structures or land use;

NAI-1541530846v16 35 (f) (i) any Lien existing on the date of this Agreement; provided, that any such Lien securing Indebtedness having an aggregate principal amount outstanding on the Closing Date in excess of $5,000,000 shall be described on Schedule 1.1(D) of the Disclosure Letter and (ii) any renewals, modifications, replacements, restructurings, refinancings, refundings, restatements or extensions thereof; provided, in each case of clauses (i) and (ii), that (A) the principal amount secured thereby is not hereafter increased and (B) no additional assets of the Loan Parties or any Subsidiary become subject to such Lien (other than to the extent of any improvements or accession thereto or proceeds thereof); (g) Liens consisting of purchase money security interests and capitalized leases; provided that (i) in the case of any Subsidiary, such Liens secure Indebtedness permitted by Section 9.01(c) and (ii) such Liens shall (1) be limited to the assets acquired with such purchase money financing or leased pursuant to such capital lease (together with any additions, accessions, parts, improvements and attachments thereto and proceeds thereof) and (2) attach to such property being acquired concurrently with or within one hundred eighty (180) days after the acquisition thereof; (h) any Lien existing on any property or asset (and any additions, accessions, parts, improvements and attachments thereto and the proceeds thereof) prior to the acquisition thereof by the Borrower or any Subsidiary or existing on any property or asset (and any additions, accessions, parts, improvements and attachments thereto and the proceeds thereof) of any Person that becomes a Subsidiary after the date hereof prior to the time such Person becomes a Subsidiary; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary, as the case may be, (ii) such Lien shall not apply to any other property or assets (other than any additions, accessions, parts, improvements and attachments thereto and the proceeds and the products thereof and customary security deposits, related contract rights and payment intangibles and other assets related thereto) of the Borrower or any Subsidiary and (iii) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Subsidiary, as the case may be, and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof (plus any accrued and unpaid interest and premium payable by the terms of such obligations thereon and other reasonable amounts paid, and fees and expenses reasonably incurred, in connection with such extensions, renewals, refinancings or replacements); (i) Liens on insurance proceeds securing the premium of financed insurance proceeds; (j) Liens arising as a matter of law or created in the ordinary course of business in the nature of (i) normal and customary rights of setoff and banker’s liens upon deposits of cash in favor of banks or other depository institutions and (ii) Liens securing reasonable and customary fees for services in favor of banks, securities intermediaries or other depository institutions; (k) Liens on any cash earnest money deposit made by the Parent or any Subsidiary in connection with any letter of intent or acquisition agreement that is not prohibited by this Agreement;

NAI-1541530846v16 36 (l) other Liens securing the obligations of the Parent and its Subsidiaries, so long as the aggregate amount of the sum of (i) all such obligations secured by Liens permitted pursuant to this clause (l) and (ii) all Indebtedness permitted pursuant to Section 9.1(m) (without duplication in the case of Indebtedness secured by Liens permitted pursuant to this clause (l)), does not, at any time, exceed the greater of $750,000,000 and 15% of Consolidated Total Assets; (m) attachment, judgment or other similar Liens arising in connection with court or arbitration proceedings to the extent not constituting an Event of Default; (n) leases or subleases granted to other Persons in the ordinary course of business and not interfering in any material respect with the business operations of the Loan Parties and their respective Subsidiaries; (o) Liens arising from precautionary Uniform Commercial Code filings or similar filings relating to operating leases; (p) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection within the importation of goods; (q) licenses of intellectual property in the ordinary course of business (including, intercompany licensing of intellectual property between the Borrower and any Subsidiary and between Subsidiaries in connection with cost-sharing arrangements, distribution, marketing, make-sell or other similar arrangements); (r) customary Liens granted in favor of a trustee to secure fees and other amounts owing to such trustee under an indenture or other agreement pursuant to Indebtedness not otherwise prohibited under this Agreement; (s) any interest or title of a lessor or sublessor under any lease of real property or personal property, in each case, in the ordinary course of its business and covering only the assets so leased; (t) Liens on cash collateral securing reimbursement obligations with respect to letters of credit, bank guarantees and bankers’ acceptances, and Liens on cash collateral or margin posted for obligations arising under swap agreements, in each case, that are not otherwise prohibited under this Agreement and are in respect of transactions entered into in the ordinary course of business; (u) Liens incurred to secure cash or investment management or custodial services in the ordinary course of business; (v) licenses or sublicenses not interfering in any material respect with the business of the each Loan Party and their respective subsidiaries; and (w) any restriction or encumbrance with respect to the pledge or transfer of the Equity Interests in a joint venture.

NAI-1541530846v16 37 “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Official Body or other entity. “Plan” means any employee benefit plan within the meaning of Section 3(3) of ERISA (including a Pension Plan), maintained for employees of the Borrower or any member of the ERISA Group or any such Plan to which the Borrower or any member of the ERISA Group is required to contribute on behalf of any of its employees. “Platform” means Debt Domain, Intralinks, Syndtrak or a substantially similar electronic transmission system. “PNC” means PNC Bank, National Association, its successors and assigns. “Potential Default” means any event or condition which with notice or passage of time, or both, would constitute an Event of Default. “Prime Rate” means the interest rate per annum announced from time to time by the Administrative Agent at its Principal Office as its then prime rate, which rate may not be the lowest or most favorable rate then being charged to commercial borrowers or others by the Administrative Agent and may not be tied to any external rate of interest or index. Any change in the Prime Rate shall take effect at the opening of business on the day such change is announced. “Principal Office” means, with respect to any Currency, the main banking office of the Administrative Agent in Pittsburgh, Pennsylvania, or such other address with respect to such Currency as the Administrative Agent may from time to time notify to the Borrower and the Lenders. “Pro Forma Basis” means, for purposes of calculating any financial ratio or test hereunder, including Consolidated EBITDA for any period during which one or more (i)(A) Acquisitions or (B) any other Investment that, in the case of this clause (B), results in a person becoming a Subsidiary, or (ii) Asset Dispositions occurs, that such Acquisition, Investment or Asset Disposition (and all other Acquisitions, Investments resulting in a person becoming a Subsidiary and Asset Dispositions that have been consummated during the applicable period) shall be deemed to have occurred as of the first day of the most recent four fiscal quarter period preceding the date of such transaction for which financial statements were required to be delivered pursuant to Section 8.12(a) [Quarterly Financial Statements] or Section 8.12(b) [Annual Financial Statements]: (a) with respect to any such Asset Disposition (i) all income statement items (whether positive or negative) attributable to the property or Person disposed of in an Asset Disposition shall be excluded and (ii) Indebtedness which is retired or repaid shall be excluded and deemed to have been retired as of the first day of the applicable period; (b) with respect to any such Acquisition or Investment, (i) all income statement items (whether positive or negative) attributable to the property or Person acquired in an Acquisition shall be included to the extent (A) such items are not otherwise included in such income statement items for the Parent and its Subsidiaries in accordance with GAAP or in accordance with any defined terms set forth in Section 1.1 [Certain Definitions] and (B) such items

NAI-1541530846v16 38 are supported by financial statements (or, in the absence of such financial statements, other information reasonably relied upon by the Borrower) and expected to have a continuing impact and (ii) any Indebtedness incurred or assumed by the Parent or any Subsidiary (including the Person or property acquired) in connection with such transaction and any Indebtedness of the Person or property acquired which is not retired in connection with such transaction (A) shall be deemed to have been incurred as of the first day of the applicable period, and (B) if such Indebtedness has a floating or formula rate, shall have an implied rate of interest for the applicable period for purposes of this definition determined by utilizing the rate which is or would be in effect with respect to such Indebtedness as at the relevant date of determination; (c) with respect to the incurrence of any Indebtedness, (ii) such Indebtedness shall be deemed to have been incurred as of the first day of the applicable period, and (iii) if such Indebtedness has a floating or formula rate, shall have an implied rate of interest for the applicable period for purposes of this definition determined by utilizing the rate which is or would be in effect with respect to such Indebtedness as at the relevant date of determination; and (d) for purposes of calculating Consolidated EBITDA, pro forma adjustments (including, but not limited to, non-recurring costs, extraordinary expenses and anticipated cost savings and other synergies) attributable to such Acquisition, Investment or Asset Disposition may be included to the extent that such costs, expenses or adjustments (i) are reasonably anticipated to be realized within twenty-four (24) months of such Acquisition, Investment or Asset Disposition as specified in reasonable detail on a certificate of an Authorized Officer of the Borrower delivered to the Administrative Agent, (ii) are calculated on a basis consistent with GAAP and are, in each case, reasonably identifiable, factually supportable, and expected to have a continuing impact on the operations of the Parent and its Subsidiaries and (iii) are permitted as an adjustment pursuant to Article 11 of Regulation S-X under the Securities Act of 1933; provided that the foregoing costs, expenses, adjustments, cost savings and other synergies shall be without duplication of any costs, expenses or adjustments that are already included in the calculation of Consolidated EBITDA or clause (a) or (b) above. “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Qualified Acquisition” means any Acquisition for which the aggregate consideration is in excess of $500,000,000; provided that for any acquisition to qualify as a “Qualified Acquisition,” the Administrative Agent shall have received, prior to, or concurrently with, the consummation of such Acquisition, a certificate from an Authorized Officer of the Borrower certifying that such Acquisition meets the criteria set forth in this definition and notifying the Administrative Agent that the Borrower has elected to treat such acquisition as a “Qualified Acquisition.” “Ratable Share” means: (a) with respect to a Lender’s obligation to make Revolving Credit Loans, participate in Letters of Credit and other Letter of Credit Obligations, participate in Swingline Loans, and receive payments, interest, and fees related thereto, the proportion that such Lender’s Revolving Credit Commitment bears to the Revolving Credit Commitments of all of the Lenders,

NAI-1541530846v16 39 provided that if the Revolving Credit Commitments have terminated or expired, the Ratable Shares for purposes of this clause shall be determined based upon the Revolving Credit Commitments most recently in effect, giving effect to any assignments; (b) with respect to all other matters as to a particular Lender, the percentage obtained by dividing (i) such Lender’s Revolving Credit Commitment, by (ii) the sum of the aggregate amount of the Revolving Credit Commitments of all Lenders; provided, however that if the Revolving Credit Commitments have terminated or expired, the computation in this clause shall be determined based upon the Revolving Credit Commitments most recently in effect, giving effect to any assignments, and not on the current amount of the Revolving Credit Commitments. “Ratings Agencies” means each of S&P, Fitch and Moody’s. “Ratings Based Pricing Effective Date” means the first Business Day following the date on which the Borrower has delivered to the Administrative Agent (and the Administrative Agent shall promptly provide a copy of such notice to the Lenders) a certificate signed by an Authorized Officer of the Borrower notifying the Administrative Agent that the Borrower has irrevocably elected to have the Applicable Margin be determined based on the Debt Ratings and certifying as to the Debt Ratings as in effect, if any, with respect to the Borrower or the Parent from S&P, Fitch and/or Moody’s as of such date. “Recipient” means (a) the Administrative Agent, (b) any Lender and (c) the Issuing Lender, as applicable. “Reimbursement Obligation” means as is specified in Section 2.8(c) [Disbursements, Reimbursement]. “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents and advisors of such Person and of such Person’s Affiliates. “Relevant Governmental Body” means (a) with respect to a Benchmark Replacement in respect of Loans denominated in Dollars, the Board of Governors of the Federal Reserve System of the United States and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System of the United States or the Federal Reserve Bank of New York, or any successor thereto, and (b) with respect to a Benchmark Replacement in respect of Loans denominated in any Alternative Currency, (1) the central bank for the Currency in which such Benchmark Replacement is denominated or any central bank or other supervisor which is responsible for supervising either (A) such Benchmark Replacement or (B) the administrator of such Benchmark Replacement or (2) any working group or committee officially endorsed or convened by (A) the central bank for the Currency in which such Benchmark Replacement is denominated, (B) any central bank or other supervisor that is responsible for supervising either (i) such Benchmark Replacement or (ii) the administrator of such Benchmark Replacement, (C) a group of those central banks or other supervisors or (D) the Financial Stability Board or any part thereof.

NAI-1541530846v16 40 “Relief Proceeding” means any proceeding seeking a decree or order for relief in respect of any Loan Party or Subsidiary of a Loan Party in a voluntary or involuntary case under any applicable bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect, or for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator, conservator (or similar official) of any Loan Party or Subsidiary of a Loan Party for any substantial part of its property, or for the winding-up or liquidation of its affairs, or an assignment for the benefit of its creditors. “Removal Effective Date” means as is specified in Section 11.6(b) [Resignation of Administrative Agent]. “Reportable Compliance Event” means that: (a) any Covered Entity becomes a Sanctioned Person, or is charged by indictment, criminal complaint, or similar charging instrument, arraigned, custodially detained, penalized or the subject of an assessment for a penalty, by, or enters into a settlement with an Official Body in connection with any Anti-Corruption Law, Anti-Money Laundering Law or International Trade Law, or any predicate crime to any Anti- Corruption Law, Anti-Money Laundering Law or International Trade Law, or has knowledge of facts or circumstances to the effect that it is reasonably likely that any aspect of its operations represents a violation of any Anti-Corruption Law, Anti-Money Laundering Law or International Trade Law; (b) any Covered Entity engages in a transaction that has caused or would cause any Person hereunder (including the Administrative Agent, any Lead Arranger, the Issuing Lender, the Lenders, and any underwriter, advisor, investor, or otherwise) to be in violation of any Anti- Corruption Law or International Trade Law, including a Covered Entity’s use of any proceeds of the Loans hereunder to directly or indirectly (i) lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person or fund any activities or business of, with, or for the benefit of any Person that is a Sanctioned Person, or to fund or facilitate any activities or business of or in any Sanctioned Jurisdiction or in any manner that would result in a violation of Sanctions by any Person (including any Person participating in the Loans, whether as administrative agent, arranger, issuing bank, lender, underwriter, advisor, investor or otherwise) or (ii) contribute to an offer, payment, promise to pay or authorization of the payment or giving of money, or anything else of value, to any Person in violation of Anti-Corruption Laws; (c) [reserved]; or (d) any Covered Entity otherwise violates, or reasonably believes that it will violate, any of the Anti-Corruption Law- or International Trade Law- specific representations and covenants herein. “Required Lenders” means Lenders (other than any Defaulting Lender) having more than 50% of the sum of the aggregate amount of the Revolving Credit Commitments of the Lenders (excluding any Defaulting Lender) or, after the termination of the Revolving Credit Commitments, the outstanding Revolving Credit Loans and Ratable Share of Letter of Credit Obligations of the Lenders (excluding any Defaulting Lender). “Resignation Effective Date” means as is specified in Section 11.6(a) [Resignation of Administrative Agent]. “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

NAI-1541530846v16 41 “Required Share” means as is specified in Section 5.11 [Settlement Date Procedures]. “Restricted Sub-Participation” means a sub-participation agreement or any other agreement (other than an assignment in compliance with Section 12.8(b) [Assignments by Lenders]) with any Person (the “Sub-Participant”) that by its terms purports to give the Sub- Participant, whether upon the occurrence of any contingency or otherwise, (a) any legal or beneficial rights that in either case are direct rights under this Agreement as against any Loan Party, (b) any right to direct the exercise by the Administrative Agent or any Lead Arranger, Issuing Lender or Lender of any rights it may have under this Agreement as against any Loan Party (it being understood that provisions requiring a Lender to obtain the Sub-Participant’s consent to certain amendments or waivers will not constitute such a right, provided that such requirement is solely as between such Lender and the Sub-Participant and the failure on the part of such Lender to seek such consent from the Sub-Participant would not, as between any Loan Party and such Lender, invalidate any amendment or waiver agreed to by such Lender without such consent of the Sub-Participant), or (c) any right to require interest to be paid by any Loan Party under this Agreement directly to such Person under any circumstances. “Revaluation Date” means (a) with respect to each Borrowing Tranche of a Term Rate Loan denominated in an Alternative Currency, (i) each date of a borrowing, renewal, and conversion pursuant to the terms of this Agreement and (ii) such additional dates as the Administrative Agent shall determine or the Required Lenders shall require during the continuance of an Event of Default; (b) with respect to each Borrowing Tranche of a Daily Rate Loan denominated in an Alternative Currency, each date such Daily Rate Loan is outstanding; and (c) with respect to any Letter of Credit, each of the following: (i) each date of issuance, amendment or extension of a Letter of Credit denominated in an Alternative Currency, (ii) each date of any payment by the Issuing Lender under any Letter of Credit denominated in an Alternative Currency and (iii) such additional dates as the Administrative Agent or the Issuing Lender shall determine or the Required Lenders shall require during the continuance of an Event of Default. “Revolving Credit Commitment” means, as to any Lender at any time, the amount initially specified opposite its name on Schedule 1.1(B) in the column labeled “Amount of Commitment for Revolving Credit Loans,” as such Commitment is thereafter assigned or modified and Revolving Credit Commitments means the aggregate Revolving Credit Commitments of all of the Lenders. “Revolving Credit Facility” means the revolving loan facility provided pursuant to Article 2. “Revolving Credit Loans” means, collectively, and “Revolving Credit Loan” means, separately, all Revolving Credit Loans or any Revolving Credit Loan made by the Lenders or one of the Lenders to the Borrower pursuant to Section 2.1 [Revolving Credit Commitments] or Section 2.8(c) [Disbursements, Reimbursement]. “Revolving Facility Usage” means at any time the sum of the Dollar Equivalent of the outstanding Revolving Credit Loans, the outstanding Swingline Loans, and the Letter of Credit Obligations.

NAI-1541530846v16 42 “RFR” means, for any Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, (a) Sterling, SONIA, (b) Euro, €STR, (c) Swiss Francs, SARON, (d) Yen, TONAR and (e) Canadian Dollars, CORRA. “S&P” means Standard & Poor’s Financial Services LLC, a subsidiary of S&P Global, Inc., and any successor thereto. “Same Day Funds” means (a) with respect to disbursements and payments in Dollars, immediately available funds, and (b) with respect to disbursements and payments in an Alternative Currency, same day or other funds as may be determined by the Administrative Agent or the Issuing Lender, as the case may be, to be customary in the place of disbursement or payment for the settlement of international banking transactions in the relevant Alternative Currency. “Sanctioned Jurisdiction” means, at any time, a country, area, territory, or jurisdiction that is the subject or target of comprehensive U.S. sanctions. “Sanctioned Person” means any Person that is (a) located in, organized under the laws of, or ordinarily resident in a Sanctioned Jurisdiction; (b) identified on any sanctions-related list maintained by any Compliance Authority; or (c) owned 50% or more, in the aggregate, directly or indirectly by, controlled by, or acting for, on behalf of, or at the direction of, one or more Persons described in clauses (a) or (b) above. “SARON” means a rate equal to the Swiss Average Rate Overnight as administered by the SARON Administrator. “SARON Administrator” means SIX Index AG (or any successor administrator of the Swiss Average Rate Overnight). “SARON Administrator’s Website” means SIX Group’s website, at https://www.six-group.com, or any successor source for the Swiss Average Rate Overnight identified as such by the SARON Administrator from time to time. “SEC” means the Securities and Exchange Commission, or any Official Body succeeding to any of its principal functions. “Settlement Date” means the applicable Business Day on which the Administrative Agent elects to effect settlement pursuant Section 5.11 [Settlement Date Procedures]. “Significant Subsidiary” means any Subsidiary that is a Significant Subsidiary as such term is defined in Regulation S-X promulgated under the Exchange Act. “SOFR” means, for any day, a rate equal to the secured overnight financing rate as administered by the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “SOFR Floor” means a rate of interest per annum equal to zero basis points (0.00%).

NAI-1541530846v16 43 “Solvent” means, with respect to any Person on any date of determination, taking into account any right of reimbursement, contribution or similar right available to such Person from other Persons, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay as such debts and liabilities mature, and (e) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability. “SONIA” means a rate equal to the Sterling Overnight Index Average as administered by the SONIA Administrator. “SONIA Administrator” means the Bank of England (or any successor administrator of the Sterling Overnight Index Average). “SONIA Administrator’s Website” means the Bank of England’s website, at http://www.bankofengland.co.uk, or any successor source for the Sterling Overnight Index Average identified as such by the SONIA Administrator from time to time. “Standby Letter of Credit” means a Letter of Credit issued to support obligations of one or more of the Loan Parties, contingent or otherwise, which finance the working capital and business needs of the Loan Parties incurred in the ordinary course of business. “Statements” means as is specified in Section 6.6(a) [Historical Statements]. “Sterling” or “£” mean the lawful currency of the United Kingdom. “Subsidiary”, of any Person, at any time means any corporation, trust, partnership, limited liability company or other business entity (a) of which more than 50% of the outstanding voting securities or other interests normally entitled to vote for the election of one or more directors or trustees (regardless of any contingency which does or may suspend or dilute the voting rights) is at such time owned directly or indirectly by such Person or one or more of such Person’s Subsidiaries, or (b) which is Controlled or capable of being Controlled by such Person or one or more of such Person’s Subsidiaries. Unless the context otherwise requires, each reference to a Subsidiary shall be a reference to a Subsidiary of the Parent. “Swap” means any “swap” as defined in Section 1a(47) of the CEA and regulations thereunder, other than (a) a swap entered into, or subject to the rules of, a board of trade designated as a contract market under Section 5 of the CEA, or (b) a commodity option entered into pursuant to CFTC Regulation 32.3(a).

NAI-1541530846v16 44 “Swap Obligation” means any obligation to pay or perform under any agreement, contract or transaction that constitutes a Swap which is also a Lender Provided Interest Rate Hedge or a Lender Provided Foreign Currency Hedge. “Swingline Loan Commitment” means PNC’s commitment to make Swingline Loans to the Borrower pursuant to Section 2.1(b) [Swingline Loan Commitment] hereof in an aggregate principal amount up to $150,000,000. “Swingline Loan Lender” means PNC (or any of its designated branch offices or Affiliates), in its capacity as a lender of Swingline Loans. “Swingline Loan Note” means the Swingline Loan Note of the Borrower in the form of Exhibit C evidencing the Swingline Loans, together with all amendments, extensions, renewals, replacements, refinancings or refundings thereof in whole or in part. “Swingline Loan Request” means a request for Swingline Loans made in accordance with Section 2.5(b) [Swingline Loan Requests] hereof. “Swingline Loans” means, collectively, and Swingline Loan means, separately, all Swingline Loans or any Swingline Loan made by PNC to the Borrower pursuant to Section 2.1(b) [Swingline Loan Commitment] hereof. All Swingline Loans shall be denominated in Dollars. “Swiss Non-Qualifying Bank” means any Person who does not qualify as a Swiss Qualifying Bank. “Swiss Qualifying Bank” means (a) any bank as defined in the Swiss Federal Act for Banks and Savings Banks dated 8 November 1934 (Bundesgesetz über die Banken und Sparkassen) or (b) a Person that effectively conducts banking activities with its own infrastructure and staff as its principal purpose and which has a banking license in full force and effect issued in accordance with the banking laws in force in its jurisdiction of incorporation, or if acting through a branch, issued in accordance with the banking laws in the jurisdiction of such branch, all within the meaning of the Guidelines. “Swiss Ten Non-Bank Rule” means the rule that the aggregate number of creditors under the Loan Documents that are not Swiss Qualifying Banks must not at any time exceed 10, all in accordance with the Guidelines or legislation or explanatory notes addressing the same issues that are in force from time to time. “Swiss Twenty Non-Bank Rule” means the rule that (without duplication) the aggregate number of creditors (including the Lenders and the Issuing Lender), other than Swiss Qualifying Banks, of a Loan Party under all its outstanding debts relevant for classification as debenture (Kassenobligation), facilities and/or private placements must not at any time exceed 20, all in accordance with the Guidelines or legislation or explanatory notes addressing the same issues which are in force at such time. “Swiss Withholding Tax” means taxes imposed under the Swiss Withholding Tax Act.

NAI-1541530846v16 45 “Swiss Withholding Tax Act” means the Swiss Federal Act on the Withholding Tax of October 13, 1965 (Bundesgesetz über die Verrechnungssteuer), together with the related ordinances, regulations and guidelines, all as amended and applicable from time to time. “Swiss Franc” or “CHF” mean the lawful currency of Switzerland. “T2” means the real time gross settlement system operated by the Eurosystem, or any successor system. “TARGET Day” means any day on which T2 is open for the settlement of payments in Euros. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Official Body, including any interest, additions to tax or penalties applicable thereto. “Term CORRA Reference Rate” means the forward-looking term rate based on CORRA, as administered by the Term CORRA Reference Rate Administrator. “Term CORRA Reference Rate Administrator” means CanDeal Benchmark Administration Services Inc. or TSX Inc. (or any successor administrator of the Term CORRA Reference Rate selected by the Administrative Agent in its reasonable discretion). “Term Rate Loan” means a Loan that bears interest at a rate based on the Term SOFR Rate, the Eurocurrency Rate or Term RFR. “Term Rate Loan Option” means the option of the Borrower to have Loans bear interest at the rate and under the terms specified in Section 4.1(a)(i) [Revolving Credit Term Rate Loan Option]. “Term RFR” means, for any Term RFR Borrowing for any Interest Period, a rate per annum determined by the Administrative Agent (rounded upwards, at the Administrative Agent’s discretion, to the nearest 1/100 of 1%) equal to, for any Obligations, interest, fees, commissions, or other amounts denominated in, or calculated with respect to Canadian Dollars, the Term CORRA Reference Rate for a period equal in length to such Interest Period, as displayed on a page or service providing such quotations as determined by the Administrative Agent from time to time (the “Term CORRA Rate”) at approximately 1:00 p.m. (Toronto time) two (2) Business Days prior to the commencement of such Interest Period; provided, that if by such time the Term CORRA Rate in respect of such day has not been so published, or if such day is not a Business Day, then the Term CORRA Rate for such day will be the Term CORRA Rate as published in respect of the first preceding Business Day for which such Term CORRA Rate was published thereon; provided further that any Term CORRA Rate so determined based on the first preceding Business Day shall be utilized for purposes of calculation of the Term CORRA Rate for no more than three (3) consecutive Business Days (any such day, collectively, the “Term CORRA Reference Rate Lookback Day”); provided further that if the Term RFR as determined above would be less than the Floor, such rate shall be deemed to be the Floor for purposes of this Agreement. The Term RFR for each

NAI-1541530846v16 46 outstanding Term RFR Loan shall be adjusted automatically on and as of the first day of each Interest Period without notice to the Borrower. Determination of the Term RFR by Administrative Agent shall be deemed conclusive absent manifest error. “Term RFR Adjustment” means with respect to Term RFR Loans, the applicable adjustment set forth in the table below: Term RFR Interest Period Adjustment to Term RFR Term CORRA Reference Rate 1 month 0.29547% Term CORRA Reference Rate 3 month 0.32138% “Term RFR Borrowing” means, as to any Borrowing Tranche, a Term RFR Loan comprising such Borrowing Tranche. “Term RFR Business Day” means as applicable, for any Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to Canadian Dollars, a Canadian Banking Day. “Term RFR Loan” means a Loan that bears interest at a rate based on a Term RFR. “Term RFR Lookback Day” means the Term CORRA Reference Rate Lookback Day. “Term RFR Option” means the option of the Borrower to have Loans bear interest at the rate and under the terms specified in Section 4.1(a)(i)(3) [Revolving Credit Daily Simple RFR Option]. “Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion). “Term SOFR Rate” shall mean, with respect to any amount to which the Term SOFR Rate Option applies, for any Interest Period, the interest rate per annum determined by the Administrative Agent (rounded upwards, at the Administrative Agent’s discretion, to the nearest 1/100th of 1%) equal to the Term SOFR Reference Rate for a tenor comparable to such Interest Period, as such rate is published by the Term SOFR Administrator on the day (the “Term SOFR Determination Date”) that is two (2) Business Days prior to the first day of such Interest Period. If the Term SOFR Reference Rate for the applicable tenor has not been published or replaced with a Benchmark Replacement by 5:00 p.m. (Pittsburgh, Pennsylvania time) on the Term SOFR Determination Date, then the Term SOFR Reference Rate shall be the Term SOFR Reference Rate for such tenor on the first Business Day preceding such Term SOFR Determination Date for which such Term SOFR Reference Rate for such tenor was published in accordance herewith, so long as such first preceding Business Day is not more than three (3) Business Days prior to such Term

NAI-1541530846v16 47 SOFR Determination Date. If the Term SOFR Rate, determined as provided above, would be less than the SOFR Floor, then the Term SOFR Rate shall be deemed to be the SOFR Floor. The Term SOFR Rate shall be adjusted automatically without notice to the Borrower on and as of the first day of each Interest Period. “Term SOFR Rate Loan” means a Loan that bears interest based on the Term SOFR Rate. “Term SOFR Rate Option” means the option of the Borrower to have Loans bear interest at the rate and under the terms specified in Section 4.1(a)(i)(1) [Revolving Credit Loan Term SOFR Rate Option] “Term SOFR Reference Rate” shall mean the forward-looking term rate based on SOFR. “TONAR” means a rate equal to the Tokyo Overnight Average Rate as administered by the TONAR Administrator. “TONAR Administrator” means the Bank of Japan (or any successor administrator of the Tokyo Overnight Average Rate). “TONAR Administrator’s Website” means the Bank of Japan’s website, at http://www.boj.or.jp, or any successor source for the Tokyo Overnight Average Rate identified as such by the TONAR Administrator from time to time. “UCP” means as is specified in Section 12.11(a) [Governing Law]. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “Unrestricted Cash” means, at any time of determination, the sum of (i) the aggregate amount of all cash deposits of the Parent and its Subsidiaries maintained in any demand account, and (ii) the aggregate monetary value of any Cash Equivalents of the Parent and its Subsidiaries, to the extent such cash deposits and Cash Equivalents are free of any Lien or other encumbrance (other than (x) customary Liens arising in the ordinary course of business which the depository institution or securities intermediary may have with respect to any right of offset against funds in such account and (y) customary holds for uncollected deposits) and do not appear as

NAI-1541530846v16 48 “restricted” on the consolidated balance sheet of the Parent and its Subsidiaries (unless such appearance is related to the Loan Documents). “USA PATRIOT Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56, as the same has been, or shall hereafter be, renewed, extended, amended or replaced. “U.S. Government Securities Business Day” means any day except for (a) a Saturday or Sunday or (b) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “Withholding Agent” means any Loan Party and the Administrative Agent. “Write-down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. “Yen” or “¥” mean the lawful currency of Japan. 1.2 Construction. Unless the context of this Agreement otherwise clearly requires, the following rules of construction shall apply to this Agreement and each of the other Loan Documents: (a) references to the plural include the singular, the plural, the part and the whole and the words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation”; (b) the word “will” shall be construed to have the same meaning and effect as the word “shall”; (c) the words “hereof,” “herein,” “hereunder,” “hereto” and similar terms in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document as a whole; (d) article, section, subsection, clause, schedule and exhibit references are to this Agreement or other Loan Document, as the case may be, unless otherwise specified; (e) reference to any Person includes such Person’s successors and assigns; (f) reference to this Agreement or any other Loan Document, means this Agreement or such other Loan Document, together with the schedules and exhibits hereto or thereto, as amended, modified, replaced, substituted for, superseded or restated from time to time (subject to any restrictions thereon specified in this Agreement or the other applicable Loan Document); (g) relative to the determination of any period of time, “from” means “from and including,” “to” means “to but excluding,” and “through” means “through and including”; (h) any reference to any law or regulation herein shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time (i) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities,

NAI-1541530846v16 49 accounts and contract rights; (j) whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms; (k) section headings herein and in each other Loan Document are included for convenience and shall not affect the interpretation of this Agreement or such Loan Document, and (l) unless otherwise specified, all references herein to times of day shall constitute references to Eastern Time. In this Agreement or any other Loan Document, where it relates to a Swiss entity, a reference to: (a) a “winding-up,” “liquidation” or “dissolution” (and each of these terms) includes any action taken by a competent authority or court in connection with the opening of bankruptcy proceedings (Konkursverfahren) or (provisional) composition proceedings (Nachlassverfahren) pursuant to the DEBA or liquidation (Liquidation) pursuant to the CO; (b) a person being “insolvent” or “bankrupt” includes that person being unable to pay its debts as they fall due or otherwise is, or admits that it is, insolvent (zahlungsunfähig) within the meaning of article 191 DEBA or it is over-indebted (überschuldet) within the meaning of article 725b of the CO and its board of directors becomes obliged to inform the competent bankruptcy court, or bankruptcy proceedings (Konkursverfahren), composition proceedings (Nachlassverfahren) including but not limited to a (provisional or definitive) moratorium (provisorische oder definitive Nachlassstundung) or an emergency moratorium (Notstundung) is granted to that entity, in each case pursuant to the DEBA; and (c) a “receiver,” “liquidator,” “sequestrator,” “conservator” includes any Konkursamt, (ausseramtliche) Konkursverwaltung, Sachwalter or Liquidator pursuant to the DEBA or the CO (as applicable). 1.3 Accounting Principles; Changes in GAAP; Times and Dates for Performance. Except as otherwise provided in this Agreement, all computations and determinations as to accounting or financial matters and all financial statements to be delivered pursuant to this Agreement shall be made and prepared in accordance with GAAP (including principles of consolidation where appropriate), and all accounting or financial terms shall have the meanings ascribed to such terms by GAAP as in effect on the Closing Date. Notwithstanding the foregoing or anything to the contrary herein, (a) for purposes of determining compliance with any covenant (including the computation of financial covenants) contained herein, (a) Indebtedness of the Borrower and its Subsidiaries shall be deemed to be carried at one hundred percent (100%) of the outstanding principal amount thereof, and the effects of FASB ASC 825 and FASB ASC 470–20 on financial liabilities shall be disregarded, and (b) any obligations of a Person that are or would have been treated as operating leases for purposes of GAAP prior to the implementation of Financial Accounting Standards Board ASU No. 2016-02, Leases (Topic 842) and any interpretations thereof (“ASU 842”) shall continue to be accounted for as operating leases for purposes of all financial definitions, calculations and covenants for purpose of this Agreement (other than for purposes of the delivery of financial statements prepared in accordance with GAAP), notwithstanding the fact that such obligations are required in accordance with ASU 842 to be treated as capitalized lease or finance lease obligations in accordance with GAAP or otherwise reflected on the balance sheet of such Person in accordance with GAAP. Notwithstanding the foregoing, if at any time any change in GAAP (including the adoption of IFRS) would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrower or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (a) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (b) the Borrower shall provide to the Administrative Agent (for further distribution to the Lenders)

NAI-1541530846v16 50 financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP. 1.4 Benchmark Replacement Notification; Rates. Section 4.4(d) [Benchmark Replacement Setting] of this Agreement provides a mechanism for determining an alternative rate of interest in the event that any Benchmark, for any applicable Currency, is no longer available or in certain other circumstances. The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, (a) the continuation of, administration of, submission of or calculation of, or any other matter related to, any Benchmark, for any applicable Currency, or any component definition thereof or rates referred to in the definition thereof, or any alternative or successor rate thereto, or replacement rate therefor (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, such Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. The Administrative Agent and its affiliates or other related entities may engage in transactions that affect the calculation of any Benchmark for any applicable Currency, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower or any other person or entity. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any Benchmark, any component definition thereof or rates referred to in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. 1.5 Exchange Rates; Currency Equivalents. (a) The Administrative Agent or the Issuing Lender, as applicable, shall determine the Dollar Equivalent amounts of Loans and Letters of Credit denominated in Alternative Currencies. Such Dollar Equivalent shall become effective as of the Revaluation Date and shall be the Dollar Equivalent of such amounts until the next Revaluation Date to occur. Except for purposes of financial statements delivered by Loan Parties hereunder or calculating financial covenants hereunder or except as otherwise provided herein, the applicable amount of any currency (other than Dollars) for purposes of the Loan Documents shall be such Dollar Equivalent amount as so determined by the Administrative Agent or the Issuing Lender, as applicable. (b) Wherever in this Agreement in connection with the initial advance, or the conversion, continuation or prepayment, of a Loan or the issuance, amendment or extension of a Letter of Credit, an amount, such as a required minimum or multiple amount, is expressed in Dollars, but such Loan or Letter of Credit is denominated in an Alternative Currency, such amount shall be the relevant Alternative Currency Equivalent of such Dollar amount (the resulting quotient rounded upwards, at the Administrative Agent’s discretion, to the nearest 1/100 of 1%), as determined by the Administrative Agent or the Issuing Lender, as the case may be. All financial

NAI-1541530846v16 51 statements and Compliance Certificates shall be set forth in Dollars. For purposes of preparing financial statements, calculating financial covenants, and determining compliance with covenants expressed in Dollars, Alternative Currencies shall be converted into Dollars in accordance with GAAP. ARTICLE 2 REVOLVING CREDIT AND SWINGLINE LOAN FACILITIES 2.1 Revolving Credit Commitments. (a) Revolving Credit Loans. Subject to the terms and conditions hereof and relying upon the representations and warranties herein specified, each Lender severally agrees to make Revolving Credit Loans in Dollars or in one or more Alternative Currencies to the Borrower at any time or from time to time on or after the Closing Date to the Expiration Date; provided that after giving effect to each such Loan (i) the aggregate amount of Revolving Credit Loans from such Lender shall not exceed such Lender’s Revolving Credit Commitment minus such Lender’s Ratable Share of the outstanding Swingline Loans and Letter of Credit Obligations and (ii) the Revolving Facility Usage shall not exceed the Revolving Credit Commitments. Within such limits of time and amount and subject to the other provisions of this Agreement, the Borrower may borrow, repay and reborrow pursuant to this Section 2.1(a). Revolving Credit Loans may be Daily Rate Loans or Term Rate Loans, as further provided herein. (b) Swingline Loan Commitment. Subject to the terms and conditions hereof and relying upon the representations and warranties herein specified and the agreements of the other Lenders specified in Section 2.6 [Making Revolving Credit Loans and Swingline Loans; Presumptions by the Administrative Agent; Repayment of Revolving Credit Loans; Borrowings to Repay Swingline Loans] with respect to Swingline Loans, PNC may, at its option, cancelable at any time for any reason whatsoever, make Swingline Loans in Dollars (the “Swingline Loans”) to the Borrower at any time or from time to time after the Closing Date to, but not including, the Expiration Date, in an aggregate principal amount up to but not in excess of $150,000,000, provided that after giving effect to such Swingline Loan (i) the aggregate amount of any Lender’s Revolving Credit Loans plus such Lender’s Ratable Share of the outstanding Swingline Loans and Letter of Credit Obligations shall not exceed such Lender’s Revolving Credit Commitment and (ii) the Revolving Facility Usage shall not exceed the aggregate Revolving Credit Commitments of the Lenders. Within such limits of time and amount and subject to the other provisions of this Agreement, the Borrower may borrow, repay and reborrow pursuant to this Section 2.1(b). Swingline Loans shall be Base Rate Loans, as further provided herein. 2.2 Nature of Lenders’ Obligations with Respect to Revolving Credit Loans. Each Lender shall be obligated to fund each request for Revolving Credit Loans pursuant to Section 2.5 [Revolving Credit Loan Requests; Conversions and Renewals; Swingline Loan Requests] in accordance with its Ratable Share. The aggregate of each Lender’s Revolving Credit Loans outstanding hereunder to the Borrower at any time shall never exceed its Revolving Credit Commitment minus its Ratable Share of the outstanding Swingline Loans and Letter of Credit Obligations. The obligations of each Lender hereunder are several. The failure of any Lender to perform its obligations hereunder shall not affect the Obligations of the Borrower to any other

NAI-1541530846v16 52 party nor shall any other party be liable for the failure of such Lender to perform its obligations hereunder. The Lenders shall have no obligation to make Revolving Credit Loans hereunder on or after the Expiration Date. 2.3 Commitment Fees. Accruing for each day from the Closing Date until the Expiration Date (and without regard to whether the conditions to making Revolving Credit Loans are then met), the Borrower agrees to pay to the Administrative Agent for the account of each Lender according to its Ratable Share, a nonrefundable commitment fee (the “Commitment Fee”) in Dollars, equal to the Applicable Margin for Commitment Fee for such day (computed on the basis of a year of 360 days and actual days elapsed) multiplied by the difference for such day between the amount of (a) the Revolving Credit Commitments minus (b) the Revolving Facility Usage (provided, however, that solely in connection with determining the share of each Lender in the Commitment Fee, the Revolving Facility Usage with respect to the portion of the Commitment Fee allocated to PNC shall include the full amount of the outstanding Swingline Loans, and with respect to the portion of the Commitment Fee allocated by the Administrative Agent to all of the Lenders other than PNC, such portion of the Commitment Fee shall be calculated (according to each such Lender’s Ratable Share) as if the Revolving Facility Usage excludes the outstanding Swingline Loans); provided, that no Defaulting Lender shall be entitled to receive any Commitment Fee for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such Commitment Fee that otherwise would have been required to have been paid to that Defaulting Lender). Subject to the proviso in the directly preceding sentence, all Commitment Fees shall be payable in arrears on each Payment Date. 2.4 Termination or Reduction of Revolving Credit Commitments. The Borrower shall have the right, upon not less than three (3) Business Days’ notice to the Administrative Agent, to terminate the Revolving Credit Commitments or, from time to time, to reduce the aggregate amount of the Revolving Credit Commitments (ratably among the Lenders in proportion to their Ratable Shares); provided that no such termination or reduction of Revolving Credit Commitments shall be permitted if, after giving effect thereto and to any prepayments of the Revolving Credit Loans made on the effective date thereof, the Revolving Facility Usage would exceed the aggregate Revolving Credit Commitments of the Lenders; and provided further that in the event the Revolving Credit Commitments are reduced to an aggregate amount less than the Letter of Credit Sublimit or the Swingline Loan Commitment then in effect, the Letter of Credit Sublimit and the Swingline Loan Commitment, as applicable, shall be reduced by an amount such that none of the Letter of Credit Sublimit and the Swingline Loan Commitment, as applicable, exceed the Revolving Credit Commitments. Any such reduction shall be in an amount equal to the Dollar Equivalent of $10,000,000, or a whole multiple of the Dollar Equivalent of $1,000,000 in excess thereof, and shall reduce permanently the Revolving Credit Commitments then in effect. Any such reduction or termination shall be accompanied by prepayment of the Notes, together with outstanding Commitment Fees, and the full amount of interest accrued on the principal sum to be prepaid (and all amounts referred to in Section 5.10 [Indemnity] hereof) to the extent necessary to cause the aggregate Revolving Facility Usage after giving effect to such prepayments to be equal to or less than the Revolving Credit Commitments as so reduced or terminated. Any notice to reduce the Revolving Credit Commitments under this Section 2.4 shall be irrevocable; provided, that, if the applicable notice of termination or reduction indicates that such termination or reduction is to be contingent on the consummation of a pending transaction, such notice of termination or reduction may be revoked or the date of prepayment may be extended (in each case, by written

NAI-1541530846v16 53 notice to the Administrative Agent on or prior to the specified date of prepayment) if such transaction is not consummated or is delayed. 2.5 Revolving Credit Loan Requests; Loan Conversions and Renewals; Swingline Loan Requests. (a) Revolving Credit Loan Requests; Loan Conversions and Renewals. Except as otherwise provided herein, the Borrower may from time to time prior to the Expiration Date request the Lenders to make Revolving Credit Loans, or renew or convert the Interest Rate Option applicable to existing Loans, by delivering to the Administrative Agent, not later than 1:00 p.m. Eastern Time, (i) the same Business Day of the proposed Borrowing Date with respect to the making of a Revolving Credit Loan denominated in Dollars to which the Base Rate Option applies or the last day of the preceding Interest Period with respect to the conversion to the Base Rate Option for any Loan denominated in Dollars; (ii) [reserved]; (iii) three (3) Business Days prior to the proposed Borrowing Date with respect to (a) the making of Revolving Credit Loans denominated in Dollars to which the Term SOFR Rate Option applies or (b) the conversion to or the renewal of the Term SOFR Rate Option for any Revolving Credit Loans denominated in Dollars; (iv) four (4) Business Days prior to the proposed Borrowing Date with respect to (a) the making of Revolving Credit Loans denominated in Alternative Currencies to which the Eurocurrency Rate Option applies, or (b) the conversion to or renewal of a Eurocurrency Rate Option for any Revolving Credit Loans denominated in Alternative Currencies; (v) four (4) Business Days prior to the proposed Borrowing Date with respect to (a) the making of Revolving Credit Loans denominated in Alternative Currencies to which the Daily Simple RFR Option applies, or (b) the conversion to a Daily Simple RFR Option for any Revolving Credit Loans denominated in Alternative Currencies; or (vi) four (4) Business Days prior to the proposed Borrowing Date with respect to (a) the making of Revolving Credit Loans denominated in Alternative Currencies to which the Term RFR Option applies, or (b) the conversion to a Term RFR Option for any Revolving Credit Loans denominated in Alternative Currencies; in each case, a duly completed request therefor substantially in the form of Exhibit D or a request by telephone immediately confirmed in writing by letter, facsimile or telex in such form (each, a “Loan Request”), it being understood that the Administrative Agent may rely on the authority of any individual making such a telephonic request without the necessity of receipt of such written confirmation. Each Loan Request shall be irrevocable and shall specify the Currency, the Interest Rate Option, and the aggregate amount of the proposed Loans comprising each Borrowing Tranche, and, if applicable, the Interest Period, which amounts shall be in (x) integral multiples of the Dollar Equivalent of $1,000,000 and not less than the Dollar Equivalent of

NAI-1541530846v16 54 $5,000,000 for each Borrowing Tranche under a Term Rate Loan Option, and (y) integral multiples of $1,000,000 and not less than $5,000,000 for each Borrowing Tranche under a Base Rate Option or Daily Simple RFR Option. In the case of the renewal of a Term SOFR Rate Option at the end of an Interest Period, the first day of the new Interest Period shall be the last day of the preceding Interest Period, without duplication in payment of interest for such day. No Loan denominated in any Currency may be converted into a Loan denominated in a different Currency. (b) Swingline Loan Requests. Except as otherwise provided herein, the Borrower may from time to time prior to the Expiration Date request the Swingline Loan Lender to make Swingline Loans by delivery to the Swingline Loan Lender not later than 1:00 p.m. Eastern Time on the proposed Borrowing Date of a duly completed request therefor substantially in the form of Exhibit E hereto or a request by telephone immediately confirmed in writing by letter, facsimile or telex (each, a “Swingline Loan Request”), it being understood that the Administrative Agent may rely on the authority of any individual making such a telephonic request without the necessity of receipt of such written confirmation. Each Swingline Loan Request shall be irrevocable and shall specify the proposed Borrowing Date and the principal amount of such Swingline Loan, which shall be not less than $500,000. 2.6 Making Revolving Credit Loans and Swingline Loans; Presumptions by the Administrative Agent; Repayment of Revolving Credit Loans; Borrowings to Repay Swingline Loans. (a) Making Revolving Credit Loans. The Administrative Agent shall, promptly after receipt by it of a Loan Request pursuant to Section 2.5 [Revolving Credit Loan Requests; Conversions and Renewals; Swingline Loan Requests], notify the applicable Lenders of its receipt of such Loan Request specifying the information provided by the Borrower, including the Currency in which such Revolving Credit Loan is requested, and the apportionment among the Lenders of the requested Revolving Credit Loans as determined by the Administrative Agent in accordance with Section 2.2 [Nature of Lenders’ Obligations with Respect to Revolving Credit Loans]. Each Lender shall remit its apportioned share (as provided to it by the Administrative Agent) of the principal amount of each Revolving Credit Loan in the requested Currency (in the case of Alternative Currency Loans, in Dollars if so requested by the Administrative Agent) to the Administrative Agent such that the Administrative Agent is able to, and the Administrative Agent shall, to the extent the Lenders have made funds available to it for such purpose and subject to Section 7.2 [Each Loan or Letter of Credit], fund such Revolving Credit Loans to the Borrower in Same Day Funds at the Principal Office prior to 2:00 p.m. Eastern Time, on the applicable Borrowing Date; provided that if any Lender fails to remit such funds to the Administrative Agent in a timely manner, the Administrative Agent may elect in its sole discretion to fund with its own funds the Revolving Credit Loans of such Lender on such Borrowing Date, and such Lender shall be subject to the repayment obligation in Section 2.6(b) [Presumptions by the Administrative Agent]. Each Lender may, at its option, make any Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect in any manner the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement. (b) Presumptions by the Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed time of any Loan that such

NAI-1541530846v16 55 Lender will not make available to the Administrative Agent such Lender’s share of such Loan, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.6(a) [Making Revolving Credit Loans] and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Loan available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount in the appropriate Currency with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of a payment to be made by such Lender, the greater of the Overnight Bank Funding Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation and (ii) in the case of a payment to be made by the Borrower, the interest rate applicable to Loans under the Base Rate Option, or in the case of Alternative Currencies, as determined by Administrative Agent in its reasonable discretion, in each case, as applicable. If such Lender pays its share of the applicable Loan to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent. (c) Making Swingline Loans. So long as PNC elects to make Swingline Loans, PNC shall, after receipt by it of a Swingline Loan Request pursuant to Section 2.5(b) [Swingline Loan Requests], fund such Swingline Loan to the Borrower in Dollars and immediately available funds at the Principal Office prior to 4:00 p.m. Eastern Time on the Borrowing Date. A Swingline Loan Note shall, if required by PNC, evidence the Swingline Loans. (d) Repayment of Revolving Credit Loans. The Borrower shall repay the outstanding principal amount of all Revolving Credit Loans, together with all outstanding interest thereon, on the Expiration Date. (e) Borrowings to Repay Swingline Loans. (i) Upon the making of a Swingline Loan (whether before or after the occurrence of a Potential Default or an Event of Default and regardless of whether a settlement has been requested with respect to such Swingline Loan), each Lender shall be deemed, without further action by any party hereto, to have unconditionally and irrevocably purchased from PNC, without recourse or warranty, an undivided interest and participation in such Swingline Loan in proportion to its Ratable Share. PNC may, at its option, exercisable at any time for any reason whatsoever, demand repayment of any or all of the outstanding Swingline Loans, and each Lender shall immediately either (A) make a Revolving Credit Loan in an amount equal to such Lender’s Ratable Share of the aggregate principal amount of the outstanding Swingline Loans with respect to which repayment is demanded, plus, if PNC so requests, accrued interest thereon, provided that no Lender shall be obligated in any event to make Revolving Credit Loans in excess of its Revolving Credit Commitment minus its Ratable Share of Letter of Credit Obligations and minus its Ratable Share of any Swingline Loans not so being repaid or (B) during the continuance of an Insolvency Proceeding or Relief Proceeding with respect to the Borrower, fund such Swingline Loan participations by paying to PNC such Lender’s Ratable Share of the

NAI-1541530846v16 56 outstanding Swingline Loans. Revolving Credit Loans made pursuant to the preceding sentence shall bear interest at the Base Rate Option and shall be deemed to have been properly requested in accordance with Section 2.5(a) [Revolving Credit Loan Requests; Conversions and Renewals] without regard to any of the requirements of that provision. PNC shall provide notice to the Lenders (which may be telephonic or written notice by letter, facsimile or telex) that such Revolving Credit Loans are to be made under this Section 2.6(e) and of the apportionment among the Lenders, and the Lenders shall be unconditionally obligated to fund such Revolving Credit Loans (whether or not the conditions specified in Section 2.5(a) [Revolving Credit Loan Requests; Conversions and Renewals] or in Section 7.2 [Each Loan or Letter of Credit] are then satisfied) by the time PNC so requests, which shall not be earlier than 3:00 p.m. Eastern Time on the Business Day next after the date the Lenders receive such notice from PNC. (ii) If any Lender fails to make available to the Administrative Agent for the account of PNC (as the Swingline Loan Lender) any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.6(e) by the time specified in Section 2.6(e)(i), the Swingline Loan Lender shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swingline Loan Lender at a rate per annum equal to the greater of the Overnight Bank Funding Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the Swingline Loan Lender in connection with the foregoing. If such Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender’s Revolving Credit Loan with respect to such prepayment. A certificate of the Swingline Loan Lender submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (ii) shall be conclusive absent manifest error. (f) Swingline Loans Under Cash Management Agreements. In addition to making Swingline Loans pursuant to the foregoing provisions of Section 2.6(c) [Making Swingline Loans], without the requirement for a specific request from the Borrower pursuant to Section 2.5(b) [Swingline Loan Requests], PNC as the Swingline Loan Lender may make Swingline Loans to the Borrower in accordance with the provisions of the agreements between the Borrower and such Swingline Loan Lender relating to the Borrower’s deposit, sweep and other accounts at such Swingline Loan Lender and related arrangements and agreements regarding the management and investment of the Borrower’s cash assets as in effect from time to time (the “Cash Management Agreements”) to the extent of the daily aggregate net negative balance in the Borrower’s accounts which are subject to the provisions of the Cash Management Agreements. Swingline Loans made pursuant to this Section 2.6(f) in accordance with the provisions of the Cash Management Agreements shall (i) be subject to the limitations as to aggregate amount specified in Section 2.1(b) [Swingline Loan Commitment], (ii) not be subject to the limitations as to individual amount specified in Section 2.5(b) [Swingline Loan Requests], (iii) be payable by the Borrower, both as to principal and interest, at the rates and times specified in the Cash Management Agreements (but in no event later than the Expiration Date), (iv) not be made at any time after such Swingline Loan Lender has received written notice of the occurrence of an Event of Default and so long as such

NAI-1541530846v16 57 shall continue to exist, or, unless consented to by the Required Lenders, a Potential Default and so long as such shall continue to exist, (v) if not repaid by the Borrower in accordance with the provisions of the Cash Management Agreements, be subject to each Lender’s obligation pursuant to Section 2.6(e) [Borrowings to Repay Swingline Loans], and (vi) except as provided in the foregoing subsections (i) through (v), be subject to all of the terms and conditions of this Article 2. 2.7 Notes. The Obligation of the Borrower to repay the aggregate unpaid principal amount of the Revolving Credit Loans and Swingline Loans made to it by each Lender, together with interest thereon, shall, at the option of each Lender, be evidenced by a revolving credit Note or a swing Note, as applicable, payable to such Lender and its registered assigns in a face amount equal to the Revolving Credit Commitment or Swingline Loan Commitment, as applicable, of such Lender. 2.8 Letter of Credit Subfacility. (a) Issuance of Letters of Credit. The Borrower or any other Loan Party may at any time prior to the Expiration Date request the issuance of a letter of credit denominated in Dollars or any Alternative Currency (each, a “Letter of Credit”) for its own account or the account of another Loan Party or any Subsidiary or the amendment or extension of an existing Letter of Credit, by delivering or transmitting electronically, or having such other Loan Party deliver or transmit electronically to the Issuing Lender (with a copy to the Administrative Agent) a completed application for letter of credit, or request for such amendment or extension, as applicable, in such form as the Issuing Lender may specify from time to time by no later than 1:00 p.m. Eastern Time at least five (5) Business Days, or such shorter period as may be agreed to by the Issuing Lender, in advance of the proposed date of issuance. The Borrower or any Loan Party shall authorize and direct the Issuing Lender to name the Borrower or any Loan Party or any Subsidiary as the “Applicant” or “Account Party” of each Letter of Credit. Promptly after receipt of any letter of credit application, the Issuing Lender shall confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit application and if not, the Issuing Lender will provide the Administrative Agent with a copy thereof. (i) Unless the Issuing Lender has received notice from any Lender, the Administrative Agent or any Loan Party, at least one (1) day prior to the requested date of issuance, amendment or extension of the applicable Letter of Credit, that one or more applicable conditions in Article 7 [Conditions of Lending and Issuance of Letters of Credit] is not satisfied, then, subject to the terms and conditions hereof and in reliance on the agreements of the other Lenders specified in this Section 2.8, the Issuing Lender or any of the Issuing Lender’s Affiliates will issue the proposed Letter of Credit or agree to such amendment or extension; provided that (A) each Letter of Credit shall (I) have a maximum maturity of twelve (12) months from the date of issuance, and (II) in no event expire later than the date which is five (5) Business Days prior to the Expiration Date; provided, however, that at the sole discretion of the Issuing Lender, any Letter of Credit with a maturity of twelve (12) months from the date of issuance may provide for the extension thereof for additional twelve (12) month periods so long as (x) the expiry date of such Letter of Credit (as so extended) is not later than the date set forth in the immediately preceding clause (II) and (y) such Letter of Credit must permit the Issuing Lender to prevent any such extension at least once in each such additional twelve (12) month period

NAI-1541530846v16 58 (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day in each such twelve (12) month period to be agreed by the Borrower and the Issuing Lender at the time such Letter of Credit is issued; and (B) in no event shall (I) the Letter of Credit Obligations exceed, at any one time, the Dollar Equivalent of $100,000,000 (the “Letter of Credit Sublimit”) or (II) the Revolving Facility Usage exceed, at any one time, the Revolving Credit Commitments. Each request by the Borrower for the issuance, amendment or extension of a Letter of Credit shall be deemed to be a representation by the Borrower that it shall be in compliance with the preceding sentence and with Article 7 [Conditions of Lending and Issuance of Letters of Credit] after giving effect to the requested issuance, amendment or extension of such Letter of Credit. Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to the beneficiary thereof, the applicable Issuing Lender will also deliver to the Borrower and the Administrative Agent a true and complete copy of such Letter of Credit or amendment. (ii) Notwithstanding Section 2.8(a)(i), the Issuing Lender shall not be under any obligation to issue any Letter of Credit if (A) any order, judgment or decree of any Official Body or arbitrator shall by its terms purport to enjoin or restrain the Issuing Lender from issuing the Letter of Credit, or any Law applicable to the Issuing Lender or any request or directive (whether or not having the force of law) from any Official Body with jurisdiction over the Issuing Lender shall prohibit, or request that the Issuing Lender refrain from, the issuance of letters of credit generally or the Letter of Credit in particular, or shall impose upon the Issuing Lender with respect to the Letter of Credit any restriction, reserve or capital requirement (for which the Issuing Lender is not otherwise compensated hereunder) not in effect on the Closing Date, or any such order, judgment or decree, or Law request or directive, shall impose upon the Issuing Lender any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which the Issuing Lender in good faith deems material to it, (B) the issuance of the Letter of Credit would violate one or more policies of the Issuing Lender applicable to letters of credit generally or (C) any Lender is at that time a Defaulting Lender, unless the Issuing Lender has entered into arrangements, including the delivery of Cash Collateral, satisfactory to the Issuing Lender (in its sole discretion) with the Borrower or such Lender to eliminate the Issuing Lender’s actual or potential Fronting Exposure (after giving effect to Section 2.9(a)(iv) [Reallocation of Participations to Reduce Fronting Exposure]) with respect to the Defaulting Lender arising from either the Letter of Credit then proposed to be issued or that Letter of Credit and all other Letter of Credit Obligations as to which the Issuing Lender has actual or potential Fronting Exposure, as it may elect in its sole discretion. (b) Letter of Credit Fees. The Borrower shall pay in Dollars (i) to the Administrative Agent for the ratable account of the Lenders a fee (the “Letter of Credit Fee”) equal to the Applicable Margin for Term SOFR Rate Loans times the Dollar Equivalent of the daily stated amount available to be drawn under each Letter of Credit (it being understood and agreed that in no event shall the Letter of Credit Fee in respect of any Letter of Credit be less than the Administrative Agent’s minimum fee in effect from time to time), and (ii) to the Issuing Lender for its own account a fronting fee equal to 0.125% per annum on the Dollar Equivalent of the daily stated amount available to be drawn under each Letter of Credit. All Letter of Credit Fees and fronting fees shall be computed on the basis of a year of 360 days and actual days elapsed and shall

NAI-1541530846v16 59 be payable in Dollars quarterly in arrears on the first Business Day of each calendar quarter. The Borrower shall also pay (in Dollars) at such time to the Issuing Lender for the Issuing Lender’s sole account the Issuing Lender’s then-in-effect reasonable and documented customary fees and administrative expenses payable with respect to the Letters of Credit as the Issuing Lender may generally charge or incur from time to time in connection with the issuance, maintenance, amendment (if any), assignment or transfer (if any), negotiation, and administration of Letters of Credit. (c) Disbursements, Reimbursement. Immediately upon the issuance of each Letter of Credit, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Issuing Lender a participation in such Letter of Credit and each drawing thereunder in an amount equal to such Lender’s Ratable Share of the maximum amount available to be drawn under such Letter of Credit and the amount of such drawing, respectively, in each case in the Currency in which each Letter of Credit is issued. (i) In the event of any request for a drawing under a Letter of Credit by the beneficiary or transferee thereof, the Issuing Lender will promptly notify the Borrower and the Administrative Agent thereof. Provided that it shall have received such notice, the Borrower shall reimburse (such obligation to reimburse the Issuing Lender shall sometimes be referred to as a “Reimbursement Obligation”) the Issuing Lender prior to 1:00 p.m. Eastern Time on each date that an amount is paid by the Issuing Lender under any Letter of Credit (each such date, a “Drawing Date”) by paying to the Administrative Agent for the account of the Issuing Lender an amount, in the Currency of the drawing under such Letter of Credit, equal to the amount so paid by the Issuing Lender. In the event the Borrower fails to reimburse the Issuing Lender (through the Administrative Agent) for the full amount of any drawing under any Letter of Credit, in the Currency of such drawing, by 1:00 p.m. Eastern Time on the Drawing Date, the Administrative Agent will promptly notify each Lender thereof, and the Borrower shall be deemed to have requested that Revolving Credit Loans be made by the Lenders in Dollars (and, if the Letter of Credit was denominated in an Alternative Currency, in the Dollar Equivalent amount to the amount paid by Issuing Lender in such Alternative Currency on the Drawing Date thereof) under the Base Rate Option to be disbursed on the Drawing Date under such Letter of Credit, in each case subject to the amount of the unutilized portion of the Revolving Credit Commitment and subject to the conditions specified in Section 7.2 [Each Loan or Letter of Credit] other than any notice requirements. Any notice given by the Administrative Agent or Issuing Lender pursuant to this Section 2.8(c)(i) may be oral if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice. (ii) Each Lender shall upon any notice pursuant to Section 2.8(c)(i) make available to the Administrative Agent for the account of the Issuing Lender an amount in Dollars in immediately available funds equal to its Ratable Share of the amount of the drawing (and if the Letter of Credit was denominated in an Alternative Currency, in the Dollar Equivalent amount to the amount paid by the Issuing Lender in such Alternative Currency on the Drawing Date thereof), whereupon the participating Lenders shall (subject to Section 2.8(c) [Disbursements; Reimbursement]) each be deemed to have (A) made a Revolving Credit Loan under the Base Rate Option to the Borrower in that amount, or (B)

NAI-1541530846v16 60 during the continuance of an Insolvency Proceeding or Relief Proceeding with respect to the Borrower, funded its Ratable Share of the Reimbursement Obligations arising by reason of such drawing. If any Lender so notified fails to make available to the Administrative Agent for the account of the Issuing Lender the amount of such Lender’s Ratable Share of such amount by no later than 2:00 p.m. Eastern Time on the Drawing Date, then interest shall accrue on such Lender’s obligation to make such payment, from the Drawing Date to the date on which such Lender makes such payment (A) at a rate per annum equal to the Overnight Bank Funding Rate during the first three (3) days following the Drawing Date and (B) at a rate per annum equal to the rate applicable to Revolving Credit Loans under the Base Rate Option on and after the fourth day following the Drawing Date. The Administrative Agent and the Issuing Lender will promptly give notice (as described in Section 2.8(c)(i) above) of the occurrence of the Drawing Date, but failure of the Administrative Agent or the Issuing Lender to give any such notice on the Drawing Date or in sufficient time to enable any Lender to effect such payment on such date shall not relieve such Lender from its obligation under this Section 2.8(c)(ii). (iii) With respect to any unreimbursed drawing that is not converted into Revolving Credit Loans in Dollars under the Base Rate Option to the Borrower in whole or in part as contemplated by Section 2.8(c)(i), because of the Borrower’s failure to satisfy the conditions specified in Section 7.2 [Each Loan or Letter of Credit] other than any notice requirements, or for any other reason, the Borrower shall be deemed to have incurred from the Issuing Lender a borrowing (each a “Letter of Credit Borrowing”) in Dollars in the amount of such drawing (and, if the Letter of Credit was denominated in an Alternative Currency, in the Dollar Equivalent amount to the amount paid by the Issuing Lender in such Alternative Currency on the Drawing Date thereof). Such Letter of Credit Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the rate per annum applicable to the Revolving Credit Loans under the Base Rate Option. Each Lender’s payment to the Administrative Agent for the account of the Issuing Lender pursuant to this Section 2.8(c) shall be deemed to be a payment in respect of its participation in such Letter of Credit Borrowing (each, a “Participation Advance”) from such Lender in satisfaction of its participation obligation under this Section 2.8(c). (d) Repayment of Participation Advances. (i) Upon (and only upon) receipt by the Administrative Agent for the account of the Issuing Lender of immediately available funds from the Borrower (A) in reimbursement of any payment made by the Issuing Lender under the Letter of Credit with respect to which any Lender has made a Participation Advance to the Administrative Agent, or (B) in payment of interest on such a payment made by the Issuing Lender under such a Letter of Credit, the Administrative Agent on behalf of the Issuing Lender will pay to each Lender, in the same funds as those received by the Administrative Agent, the amount of such Lender’s Ratable Share of such funds, except the Administrative Agent shall retain for the account of the Issuing Lender the amount of the Ratable Share of such funds of any Lender that did not make a Participation Advance in respect of such payment by the Issuing Lender.

NAI-1541530846v16 61 (ii) If the Administrative Agent is required at any time to return to any Loan Party, or to a trustee, receiver, liquidator, custodian, or any official in any Insolvency Proceeding, any portion of any payment made by any Loan Party to the Administrative Agent for the account of the Issuing Lender pursuant to this Section in reimbursement of a payment made under any Letter of Credit or interest or fees thereon, each Lender shall, on demand of the Administrative Agent, forthwith return to the Administrative Agent for the account of the Issuing Lender the amount of its Ratable Share of any amounts so returned by the Administrative Agent plus interest thereon from the date such demand is made to the date such amounts are returned by such Lender to the Administrative Agent, at a rate per annum equal to the Overnight Bank Funding Rate in effect from time to time, in the applicable Currency of such payment. (e) Documentation. Each Loan Party agrees to be bound by the terms of the Issuing Lender’s application and agreement for letters of credit and the Issuing Lender’s written regulations and customary practices relating to letters of credit, though such interpretation may be different from such Loan Party’s own. In the event of a conflict between such application or agreement and this Agreement, this Agreement shall govern. It is understood and agreed that, except in the case of gross negligence, bad faith or willful misconduct (as determined by a court of competent jurisdiction by final and nonappealable judgment), the Issuing Lender shall not be liable for any error, negligence and/or mistakes, whether of omission or commission, in following any Loan Party’s instructions or those contained in the Letters of Credit or any modifications, amendments or supplements thereto. (f) Determinations to Honor Drawing Requests. In determining whether to honor any request for drawing under any Letter of Credit by the beneficiary thereof, the Issuing Lender shall be responsible only to determine that the documents and certificates required to be delivered under such Letter of Credit have been delivered and that they comply on their face with the requirements of such Letter of Credit. (g) Nature of Participation and Reimbursement Obligations. Each Lender’s obligation in accordance with this Agreement to make the Revolving Credit Loans or Participation Advances, as contemplated by Section 2.8(c) [Disbursements, Reimbursement], as a result of a drawing under a Letter of Credit, and the Obligations of the Borrower to reimburse the Issuing Lender upon a draw under a Letter of Credit, shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Section 2.8 under all circumstances, including the following circumstances: (i) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the Issuing Lender or any of its Affiliates, the Borrower or any other Person for any reason whatsoever, or which any Loan Party may have against the Issuing Lender or any of its Affiliates, any Lender or any other Person for any reason whatsoever; (ii) the failure of any Loan Party or any other Person to comply, in connection with a Letter of Credit Borrowing, with the conditions specified in Sections 2.1 [Revolving Credit Commitments], 2.5 [Revolving Credit Loan Requests; Conversions and Renewals; Swingline Loan Requests], 2.6 [Making Revolving Credit Loans and Swingline

NAI-1541530846v16 62 Loans; Etc.] or 7.2 [Each Loan or Letter of Credit] or as otherwise specified in this Agreement for the making of a Revolving Credit Loan, it being acknowledged that such conditions are not required for the making of a Letter of Credit Borrowing and the obligation of the Lenders to make Participation Advances under Section 2.8(c) [Disbursements, Reimbursement]; (iii) any lack of validity or enforceability of any Letter of Credit; (iv) any claim of breach of warranty that might be made by any Loan Party or any Lender against any beneficiary of a Letter of Credit, or the existence of any claim, set-off, recoupment, counterclaim, cross claim, defense or other right which any Loan Party or any Lender may have at any time against a beneficiary, successor beneficiary any transferee or assignee of any Letter of Credit or the proceeds thereof (or any Persons for whom any such transferee may be acting), the Issuing Lender or its Affiliates or any Lender or any other Person, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between any Loan Party or Subsidiaries of a Loan Party and the beneficiary for which any Letter of Credit was procured); (v) the lack of power or authority of any signer of (or any defect in or forgery of any signature or endorsement on) or the form of or lack of validity, sufficiency, accuracy, enforceability or genuineness of any draft, demand, instrument, certificate or other document presented under or in connection with any Letter of Credit, or any fraud or alleged fraud in connection with any Letter of Credit, or the transport of any property or provision of services relating to a Letter of Credit, in each case even if the Issuing Lender or any of its Affiliates has been notified thereof; (vi) payment by the Issuing Lender or any of its Affiliates under any Letter of Credit against presentation of a demand, draft or certificate or other document which does not comply with the terms of such Letter of Credit; (vii) the solvency of, or any acts or omissions by, any beneficiary of any Letter of Credit, or any other Person having a role in any transaction or obligation relating to a Letter of Credit, or the existence, nature, quality, quantity, condition, value or other characteristic of any property or services relating to a Letter of Credit; (viii) any failure by the Issuing Lender or any of its Affiliates to issue any Letter of Credit in the form requested by any Loan Party, unless the Issuing Lender has received written notice from such Loan Party of such failure within three (3) Business Days after the Issuing Lender shall have furnished such Loan Party and the Administrative Agent a copy of such Letter of Credit and such error is material and no drawing has been made thereon prior to receipt of such notice; (ix) any adverse change in the business, operations, properties, assets, condition (financial or otherwise) or prospects of any Loan Party or Subsidiaries of a Loan Party;

NAI-1541530846v16 63 (x) any breach of this Agreement or any other Loan Document by any party thereto; (xi) the occurrence or continuance of an Insolvency Proceeding with respect to any Loan Party; (xii) the fact that an Event of Default or a Potential Default shall have occurred and be continuing; (xiii) the fact that the Expiration Date shall have passed or this Agreement or the Commitments hereunder shall have been terminated; (xiv) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing; and (xv) any adverse change in the relevant exchange rates or in the availability of the relevant Alternative Currency to the Borrower or any Subsidiary or in the relevant currency markets generally. (h) Liability for Acts and Omissions. As between any Loan Party and the Issuing Lender, or the Issuing Lender’s Affiliates, such Loan Party assumes all risks of the acts and omissions of, or misuse of the Letters of Credit by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, the Issuing Lender shall not be responsible for any of the following, including any losses or damages to any Loan Party or other Person or property relating therefrom: (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for an issuance of any such Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) the failure of the beneficiary of any such Letter of Credit, or any other party to which such Letter of Credit may be transferred, to comply fully with any conditions required in order to draw upon such Letter of Credit or any other claim of any Loan Party against any beneficiary of such Letter of Credit, or any such transferee, or any dispute between or among any Loan Party and any beneficiary of any Letter of Credit or any such transferee; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) errors in interpretation of technical terms or errors in translation; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; (vii) the misapplication by the beneficiary of any such Letter of Credit of the proceeds of any drawing under such Letter of Credit; or (viii) any consequences arising from causes beyond the control of the Issuing Lender or its Affiliates, as applicable, including any act or omission of any Official Body, and none of the above shall affect or impair, or prevent the vesting of, any of the Issuing Lender’s or its Affiliates rights or powers hereunder. Nothing in the preceding sentence shall relieve the Issuing Lender from liability for the Issuing Lender’s gross negligence, bad faith or willful misconduct (as determined by a court of competent jurisdiction by final and nonappealable judgment) in connection with actions or omissions described in such

NAI-1541530846v16 64 clauses (i) through (viii) of such sentence. Notwithstanding the foregoing, in no event shall the Issuing Lender or its Affiliates be liable to any Loan Party for any indirect, consequential, incidental, punitive, exemplary or special damages or expenses (including attorneys’ fees), or for any damages resulting from any change in the value of any property relating to a Letter of Credit. Without limiting the generality of the foregoing, the Issuing Lender and each of its Affiliates (i) may rely on any oral or other communication believed in good faith by the Issuing Lender or such Affiliate to have been authorized or given by or on behalf of the applicant for a Letter of Credit, (ii) may honor any presentation if the documents presented appear on their face substantially to comply with the terms and conditions of the relevant Letter of Credit; (iii) may honor a previously dishonored presentation under a Letter of Credit, whether such dishonor was pursuant to a court order, to settle or compromise any claim of wrongful dishonor, or otherwise, and shall be entitled to reimbursement to the same extent as if such presentation had initially been honored, together with any interest paid by the Issuing Lender or its Affiliate; (iv) may honor any drawing that is payable upon presentation of a statement advising negotiation or payment, upon receipt of such statement (even if such statement indicates that a draft or other document is being delivered separately), and shall not be liable for any failure of any such draft or other document to arrive, or to conform in any way with the relevant Letter of Credit; (v) may pay any paying or negotiating bank claiming that it rightfully honored under the Laws or practices of the place where such bank is located; and (vi) may settle or adjust any claim or demand made on the Issuing Lender or its Affiliate in any way related to any order issued at the applicant’s request to an air carrier, a letter of guarantee or of indemnity issued to a carrier or any similar document (each, an “Order”) and honor any drawing in connection with any Letter of Credit that is the subject of such Order, notwithstanding that any drafts or other documents presented in connection with such Letter of Credit fail to conform in any way with such Letter of Credit. In furtherance and extension and not in limitation of the specific provisions specified above, any action taken or omitted by the Issuing Lender or its Affiliates under or in connection with the Letters of Credit issued by it or any documents and certificates delivered thereunder, if taken or omitted in good faith, shall not put the Issuing Lender or its Affiliates under any resulting liability to the Borrower or any Lender. 2.9 Defaulting Lenders. (a) Defaulting Lender Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by applicable law: (i) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as specified in the definition of Required Lenders. (ii) Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article 10 [Default] or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 10.2(b) [Setoff] shall be applied at such time or times as may be

NAI-1541530846v16 65 determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to any Issuing Lender or Swingline Loan Lender hereunder; third, to Cash Collateralize the Issuing Lender’s Fronting Exposure with respect to such Defaulting Lender in accordance with Section 5.12 [Cash Collateral]; fourth, as the Borrower may request (so long as no Potential Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower, to be held in a deposit account and released pro rata in order to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (y) Cash Collateralize the Issuing Lender’s future Fronting Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with Section 5.12 [Cash Collateral]; sixth, to the payment of any amounts owing to the Lenders, the Issuing Lender or Swingline Loan Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, the Issuing Lender or Swingline Loan Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Potential Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or Letter of Credit Borrowing in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made or the related Letters of Credit were issued at a time when the conditions specified in Section 7.2 [Each Loan or Letter of Credit] were satisfied or waived, such payment shall be applied solely to pay the Loans of, and Letter of Credit Borrowings owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or Letter of Credit Borrowing owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in Letter of Credit Obligations and Swingline Loans are held by the Lenders pro rata in accordance with the Commitments without giving effect to Section 2.9(a)(iv) [Reallocation of Participation to Reduce Fronting Exposure]. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 2.9(a)(ii) [Defaulting Lender Waterfall] shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto. (iii) Certain Fees. (1) No Defaulting Lender shall be entitled to receive any Commitment Fee for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender).

NAI-1541530846v16 66 (2) Each Defaulting Lender shall be entitled to receive Letter of Credit Fees for any period during which that Lender is a Defaulting Lender only to the extent allocable to its Ratable Share of the stated amount of Letters of Credit for which it has provided Cash Collateral pursuant to Section 5.12 [Cash Collateral]. (3) With respect to any fee not required to be paid to any Defaulting Lender pursuant to clause (1) or (2) above, the Borrower shall (x) pay to each Non-Defaulting Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in Letter of Credit Obligations or Swingline Loans that has been reallocated to such Non-Defaulting Lender pursuant to clause (iv) below, (y) pay to each Issuing Lender and Swingline Loan Lender, as applicable, the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to such Issuing Lender’s or Swingline Loan Lender’s Fronting Exposure to such Defaulting Lender, and (z) not be required to pay the remaining amount of any such fee. (iv) Reallocation of Participations to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s participation in Letter of Credit Obligations and Swingline Loans shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Ratable Shares (calculated without regard to such Defaulting Lender’s Commitment) but only to the extent that such reallocation does not cause the aggregate Revolving Facility Usage of any Non-Defaulting Lender to exceed such Non-Defaulting Lender’s Revolving Credit Commitment. Subject to Section 12.13 [Acknowledgement and Consent to Bail-In of Affected Financial Institutions], no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation. (v) Cash Collateral, Repayment of Swingline Loans. If the reallocation described in clause (iv) above cannot, or can only partially, be effected, the Borrower shall, without prejudice to any right or remedy available to it hereunder or under Law, (x) first, prepay Swingline Loans in an amount equal to the Swingline Loan Lender’s Fronting Exposure and (y) second, Cash Collateralize the Issuing Lender’s Fronting Exposure in accordance with the procedures specified in Section 5.12 [Cash Collateral]. (b) Defaulting Lender Cure. If the Borrower, the Administrative Agent and each Swingline Loan Lender and Issuing Lender agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions specified therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit and Swingline Loans to be held pro rata by the Lenders in accordance with the Commitments (without giving effect to Section 2.9(a)(iv) [Reallocation of Participations to Reduce Fronting Exposure]), whereupon such Lender will cease

NAI-1541530846v16 67 to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. (c) New Swingline Loans/Letters of Credit. So long as any Lender is a Defaulting Lender, (i) the Swingline Loan Lender shall not be required to fund any Swingline Loans unless it is satisfied that it will have no Fronting Exposure after giving effect to such Swingline Loan and (ii) no Issuing Lender shall be required to issue, extend, renew or increase any Letter of Credit unless it is satisfied that it will have no Fronting Exposure after giving effect thereto. 2.10 Maturity Extensions. (a) Requests for Extension. The Borrower may, by notice to the Administrative Agent (who shall promptly notify the applicable Lenders of such request and of the Notice Date), which such notice shall not, in the case of a request for extension of the Expiration Date, be earlier than 60 days or later than 30 days prior to the Expiration Date then in effect hereunder (the “Existing Expiration Date”), request that each Lender extend the Expiration Date then applicable to such Lender to the first anniversary of such Existing Expiration Date. The Expiration Date may be extended no more than two times pursuant to this Section 2.10. (b) Lender Elections to Extend. Each applicable Lender, acting in its sole and individual discretion, shall, by written notice to the Administrative Agent given by a date specified by the Administrative Agent (which such date shall not be earlier than the date that is 10 days after notice is provided to the applicable Lenders, and in any event not earlier than 30 days nor later than 15 days prior to the applicable Expiration Date in the case of extensions of the Expiration Date) (the “Notice Date”), advise the Administrative Agent whether or not such Lender agrees to such extension (and each Lender that determines not to so extend its Expiration Date (a “Non- Extending Lender”) shall notify the Administrative Agent in writing of such fact promptly after such determination (but in any event no later than the Notice Date) and any Lender that does not so advise the Administrative Agent on or before the Notice Date shall be deemed to be a Non- Extending Lender. The election of any Lender to agree to such extension shall not obligate any other Lender to so agree. (c) Notification by Administrative Agent. The Administrative Agent shall notify the Borrower in writing of each Lender’s determination under this Section promptly, but in no event later than two (2) Business Days after the Notice Date. Upon receipt of the responses of the applicable Lenders, the Administrative Agent and the Borrower shall determine the date upon which the relevant extension, if applicable, shall be effective (the “Extension Effective Date”), which such date shall not (unless agreed by the relevant Lenders and the Administrative Agent) be earlier than 10 days after the Notice Date. (d) Additional Commitment Lenders. The Borrower shall have the right on or before the Existing Expiration Date to replace each Non-Extending Lender with, and add as “Lenders” under this Agreement in place thereof, one or more Eligible Assignees (each, an

NAI-1541530846v16 68 “Additional Commitment Lender”) with the approval of the Administrative Agent, the Swingline Loan Lender and the Issuing Lender, each of which approvals shall not be unreasonably withheld. Each Additional Commitment Lender shall have entered into an agreement in form and substance reasonably satisfactory to the Borrower and the Administrative Agent pursuant to which such Additional Commitment Lender shall, effective as of the Extension Effective Date, undertake a Revolving Credit Commitment (and, if any such Additional Commitment Lender is already a Lender under the Revolving Credit Facility, its Revolving Credit Commitment shall be in addition to such Lender’s Revolving Credit Commitment hereunder on such date) in replacement of the applicable Non-Extending Lender, and shall have purchased such Non-Extending Lenders outstanding Loans at par, and each Additional Commitment Lender shall thereupon become a “Lender” for all purposes of this Agreement under the applicable facility. (e) Conditions to Effectiveness of Extensions. Notwithstanding the foregoing, the extension of the Expiration Date pursuant to this Section shall only be effective with respect to any Lender on the Extension Effective Date if: (i) the total of the Revolving Credit Commitments of the Lenders that have agreed so to extend their Expiration Date and the additional Revolving Credit Commitments of the relevant Additional Commitment Lenders shall be more than 50% of the aggregate amount of the Revolving Credit Commitments in effect immediately prior to the Extension Effective Date; (ii) [reserved]; (iii) as of the date of such extension, and after giving effect thereto, the representations and warranties of the Borrower and the other Loan Parties herein and in the other Loan Documents shall be true and correct in all material respects (unless qualified by materiality or reference to the absence of a Material Adverse Change, in which event shall be true and correct), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (unless qualified by materiality or reference to the absence of a Material Adverse Change, in which event shall be true and correct) as of such earlier date, and except that for purposes of this Section, the representations and warranties contained in Section 6.6(a) [Historical Statements] shall be deemed to refer to the most recent statements furnished pursuant to Section 8.12 [Reporting Requirements] (and the Borrower and each other Loan Party shall be deemed to have made all such representations and warranties on the proposed Extension Effective Date); (iv) no Event of Default or Potential Default shall have occurred and be continuing on the date of such extension and after giving effect thereto; (v) the Borrower shall deliver or cause to be delivered any customary legal opinions or other documents (including, without limitation, a resolution duly adopted by the board of directors (or equivalent governing body) of each Loan Party authorizing such extension) reasonably requested by Administrative Agent in connection with any such extension;

NAI-1541530846v16 69 (vi) on or before the Expiration Date of each Non-Extending Lender, (A) the Borrower shall have paid in full the principal of and interest on all of the Loans made by such Non-Extending Lender to the Borrower hereunder and (B) the Borrower shall have paid in full all other Obligations owing to such Lender hereunder and other under the other Loan Documents (it being understood that after giving effect to this clause (vi) with respect to any Non-Extending Lender, such Non-Extending Lender’s Commitment shall be deemed terminated on the then-existing Expiration Date and such Non-Extending Lender shall no longer be a “Lender” hereunder); and (vii) if such extension is being effectuated in accordance with the last paragraph of Section 12.1 [Modifications, Amendments or Waivers] pursuant to which the terms of such extended Loans or Commitments are being amended, an amendment entered into by the parties required by such provision shall have become effective. 2.11 Incremental Loans. At any time, the Borrower may by written notice to the Administrative Agent elect to request the establishment of one or more increases in the Revolving Credit Commitments (any such increase, an “Incremental Revolving Credit Commitment”) to make revolving credit loans (any such loans, an “Incremental Loan”); provided that (i) the total aggregate principal amount for all such Incremental Revolving Credit Commitments shall not (as of any date of incurrence thereof) exceed $250,000,000 and (ii) the total aggregate principal amount for each Incremental Revolving Credit Commitment shall not be less than a minimum principal amount of $25,000,000 or, if less, the remaining amount permitted pursuant to the foregoing clause (i). Each such notice shall specify the date (each, an “Increased Amount Date”) on which the Borrower proposes that any Incremental Revolving Credit Commitment shall be effective, which shall be a date not less than twenty (20) Business Days after the date on which such notice is delivered to Administrative Agent. The Borrower shall invite existing Lenders and may invite any Affiliate of any Lender and/or any Approved Fund, and/or any other Person reasonably satisfactory to the Administrative Agent, to provide an Incremental Revolving Credit Commitment (any such Person, an “Incremental Lender”); provided that both the Swingline Loan Lender and the Issuing Lender shall consent to each Incremental Lender providing any portion of an Incremental Revolving Credit Commitment (such consent not to be unreasonably withheld). Any proposed Incremental Lender offered or approached to provide all or a portion of any Incremental Revolving Credit Commitment may elect or decline, in its sole discretion, to provide such Incremental Revolving Credit Commitment. Any Incremental Revolving Credit Commitment shall become effective as of such Increased Amount Date; provided that: (a) no Potential Default or Event of Default shall exist and be continuing on such Increased Amount Date before or after giving effect to (1) any Incremental Revolving Credit Commitment and (2) the making of any Incremental Loans pursuant thereto; (b) the Administrative Agent shall have received from the Borrower a certificate signed by an Authorized Officer demonstrating, in form and substance reasonably satisfactory to the Administrative Agent, that the Loan Parties would have been in compliance with the financial covenant specified in Section 9.4 based on the financial statements most recently delivered pursuant to Section 8.12(a) [Quarterly Financial Statements] or 8.12(b) [Annual

NAI-1541530846v16 70 Financial Statements], as applicable, after giving effect (on a Pro Forma Basis) to (x) any Incremental Revolving Credit Commitment and (y) the making of any Incremental Loans pursuant thereto (with any Incremental Revolving Credit Commitment being deemed to be fully drawn); (c) each of the representations and warranties contained in Article 6 shall be true and correct in all material respects, except to the extent any such representation and warranty is qualified by materiality or reference to Material Adverse Change, in which case, such representation and warranty shall be true, correct and complete in all respects, on such Increased Amount Date with the same effect as if made on and as of such date (except for any such representation and warranty that by its terms is made only as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date); (d) the proceeds of any Incremental Loans shall be used in accordance with Section 8.7 [Compliance With Laws; Use of Proceeds]; (e) any proposed Incremental Lender shall join this Agreement as a Lender pursuant to a Lender Joinder Agreement; (f) each Incremental Revolving Credit Commitment (and the Incremental Loans made thereunder) shall constitute Obligations of the Borrower and shall be guaranteed with the other Obligations on a pari passu basis; (g) such Incremental Revolving Credit Commitments and Incremental Loans shall be part of the Revolving Credit Facility, shall mature on the Expiration Date, shall bear interest and be entitled to fees, in each case at the rate applicable to the Revolving Credit Facility, and shall otherwise be subject to the same terms and conditions as the Revolving Credit Facility; (h) any Incremental Lender making any Incremental Revolving Credit Commitment shall be entitled to the same voting rights as the existing Revolving Credit Lenders under the Revolving Credit Facility and (unless otherwise agreed by the applicable Incremental Lenders; provided that no such agreement shall allow the Revolving Credit Commitments with respect to the Incremental Revolving Credit Commitment to be terminated prior to termination of the existing Revolving Credit Commitments) each Incremental Loan shall receive proceeds of prepayments on the same basis as the existing Revolving Credit Loans (such prepayments to be shared pro rata on the basis of the original aggregate funded amount thereof); (i) the outstanding Revolving Credit Loans and Ratable Shares of Swingline Loans and Letter of Credit Obligations will be reallocated by the Administrative Agent on the applicable Increased Amount Date among the Lenders to the Revolving Credit Facility (including the Incremental Lenders providing such Incremental Revolving Credit Commitments) in accordance with their revised Ratable Shares and the Lenders to the Revolving Credit Facility (including the Incremental Lenders providing such Incremental Revolving Credit Commitments) agree to make all payments and adjustments necessary to effect such reallocation and the Borrower shall pay any and all costs required in connection with any prepayments and/or borrowings from all or certain of the Lenders required in connection therewith (including, without limitation, any amounts required pursuant to Section 5.10 [Indemnity]);

NAI-1541530846v16 71 (j) Incremental Revolving Credit Commitments shall be effected pursuant to such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the opinion of the Administrative Agent, to effect the provisions of this Section 2.11, without the consent of any other Lenders; (k) the Borrower shall deliver or cause to be delivered any customary legal opinions or other documents (including, without limitation, a resolution duly adopted by the board of directors (or equivalent governing body) of each Loan Party authorizing such Incremental Loans and/or Incremental Revolving Credit Commitments) reasonably requested by Administrative Agent in connection with any such transaction; (l) the Incremental Lenders shall be included in any determination of the Required Lenders and, unless otherwise agreed, the Incremental Lenders will not constitute a separate voting class for any purposes under this Agreement; and (m) on any Increased Amount Date on which any Incremental Revolving Credit Commitment becomes effective, subject to the foregoing terms and conditions, each Incremental Lender with an Incremental Revolving Credit Commitment shall become a Lender under the Revolving Credit Facility hereunder with respect to such Incremental Revolving Credit Commitment. ARTICLE 3 [RESERVED] ARTICLE 4 INTEREST RATES 4.1 Interest Rate Options. The Borrower shall pay interest in respect of the outstanding unpaid principal amount of the Loans as selected by it from the applicable Interest Rate Options specified below applicable to the Revolving Credit Loans or the Swingline Loans, respectively, it being understood that, subject to the provisions of this Agreement, the Borrower may select different Interest Rate Options and different Interest Periods to apply simultaneously to the Loans comprising different Borrowing Tranches and may convert to or renew one or more Interest Rate Options with respect to all or any portion of the Loans comprising any Borrowing Tranche; provided that there shall not be at any one time outstanding more than seven (7) Borrowing Tranches of Revolving Credit Loans; provided further that if an Event of Default or Potential Default exists and is continuing, then for so long as such Event of Default or Potential Default is continuing, no outstanding Borrowing Tranche may be converted to or continued as a Term SOFR Rate Loan, Daily RFR Loan, Term RFR Loan or Eurocurrency Rate Loan and Required Lenders may demand that (x) each Daily RFR Loan be automatically be converted to a Base Rate Loan denominated in Dollars (in an amount equal to the Dollar Equivalent of the applicable Alternative Currency) immediately and (y) each Eurocurrency Rate Loan, Term SOFR Rate Loan and Term RFR Loan be automatically converted to a Base Rate Loan denominated in Dollars (in an amount equal to the Dollar Equivalent of the applicable Alternative Currency, if applicable) at the end of the applicable Interest Period. If at any time the designated rate applicable to any Loan made by any Lender exceeds such Lender’s highest lawful rate, the rate of interest on such Lender’s Loan shall be limited to such Lender’s highest lawful rate. The applicable Base Rate, Eurocurrency Rate,

NAI-1541530846v16 72 Term SOFR Rate, Daily Simple RFR or Term RFR shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error. Interest on the principal amount of each Loan denominated in an Alternative Currency shall be paid by the Borrower in such Alternative Currency. (a) Revolving Credit Interest Rate Options. The Borrower shall have the right to select from the following Interest Rate Options applicable to the Revolving Credit Loans: (i) Revolving Credit Term Rate Loan Options: (1) Revolving Credit Loan Term SOFR Rate Option. In the case of Term SOFR Rate Loans, a rate per annum (computed on the basis of a year of 360 days and actual days elapsed) equal to the Term SOFR Rate as determined for each applicable Interest Period plus the Applicable Margin; (2) Revolving Credit Eurocurrency Rate Option. In the case of Eurocurrency Rate Loans denominated in Australian Dollars, a rate per annum (computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed) equal to the Eurocurrency Rate for such Currency as determined for each applicable Interest Period plus the Applicable Margin; or (3) Revolving Credit Term RFR Option. In the case of Term RFR Loans denominated in Canadian Dollars, a rate per annum (computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed) equal to the Term RFR for such Currency as determined for each applicable Interest Period plus the Term RFR Adjustment plus the Applicable Margin. (ii) Revolving Credit Daily Rate Loan Options: (1) [Reserved]; (2) Revolving Credit Base Rate Option. In the case of Base Rate Loans, a fluctuating rate per annum (computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed) equal to the Base Rate plus the Applicable Margin; or (3) Revolving Credit Daily Simple RFR Option. In the case of (x) Daily RFR Loans denominated in Swiss Francs or Euros, a fluctuating rate per annum (computed on the basis of a year of 360 days and actual days elapsed) equal to the Daily Simple RFR for such Currency plus the Daily RFR Adjustment plus the Applicable Margin and (y) Daily RFR Loans denominated in Sterling or Yen, a fluctuating rate per annum (computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed) equal to the Daily Simple RFR for such Currency plus the Daily RFR Adjustment plus the Applicable Margin. (b) Swingline Loan Interest Rate. The Swingline Loans shall accrue interest at a fluctuating rate per annum (computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed) equal to the Base Rate plus the Applicable Margin, such interest rate

NAI-1541530846v16 73 to change automatically from time to time effective as of the effective date of each change in the Base Rate. (c) [Reserved]. (d) Rate Quotations. The Borrower may call the Administrative Agent on or before the date on which a Loan Request is to be delivered to receive an indication of the rates then in effect, but it is acknowledged that such projection shall not be binding on the Administrative Agent or the Lenders nor affect the rate of interest which thereafter is actually in effect when the election is made. 4.2 Conforming Changes Relating to the Term SOFR Rate, Eurocurrency Rate, Daily Simple RFR or Term RFR. With respect to the Term SOFR Rate, the Eurocurrency Rate, the Daily Simple RFR, or the Term RFR, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document; provided that, the Administrative Agent shall provide notice to the Borrower and the Lenders of each such amendment implementing such Conforming Changes reasonably promptly after such amendment becomes effective. 4.3 Interest After Default. To the extent permitted by Law, automatically upon the occurrence of an Event of Default under Section 10.1(a) [Payments Under Loan Documents] and until such time such Event of Default shall have been cured or waived: (a) Letter of Credit Fees, Interest Rate. The Letter of Credit Fees and the rate of interest for each Loan otherwise applicable pursuant to Section 2.8(b) [Letter of Credit Fees] or Section 4.1 [Interest Rate Options], respectively, shall be increased by 2.0% per annum; (b) Other Obligations. Each other Obligation hereunder if not paid when due shall bear interest at a rate per annum equal to the sum of the rate of interest applicable to Revolving Credit Loans under the Base Rate Option plus an additional 2.00% per annum from the time such Obligation becomes due and payable until the time such Obligation is paid in full; and (c) Acknowledgment. The Borrower acknowledges that the increase in rates referred to in this Section 4.3 reflects, among other things, the fact that such Loans or other amounts have become a substantially greater risk given their default status and that the Lenders are entitled to additional compensation for such risk; and all such interest shall be payable by Borrower upon demand by Administrative Agent. 4.4 Rate Unascertainable; Increased Costs; Deposits Not Available; Illegality; Benchmark Replacement Setting. (a) Unascertainable; Increased Costs; Deposits Not Available. If at any time: (i) the Administrative Agent shall have determined (which determination shall be conclusive and binding absent manifest error) that:

NAI-1541530846v16 74 (1) Daily Simple RFR, the Eurocurrency Rate, Term RFR or the Term SOFR Rate cannot be determined pursuant to the definition thereof; or (2) with respect to any Loan denominated in an Alternative Currency, a fundamental change has occurred in the foreign exchange or interbank markets with respect to such Currency (including, without limitation, changes in national or international financial, political or economic conditions or currency exchange rates or exchange controls); (ii) with respect to any Eurocurrency Rate Loan or any request therefor or a conversion thereto or a continuation thereof, the Required Lenders have determined (which determination shall be conclusive and binding absent manifest error) that deposits in the applicable Currency are not being offered to banks in the applicable offshore interbank market for the applicable Currency, amount or Interest Period of such Eurocurrency Rate Loan, and the Required Lenders have provided notice of such determination to the Administrative Agent; (iii) with respect to any Term RFR Loan or any request therefor or a conversion thereto or a continuation thereof, the Required Lenders have determined (which determination shall be conclusive and binding absent manifest error) that deposits in the applicable Currency are not being offered to banks in the applicable offshore interbank market for the applicable Currency, amount or Interest Period of such Term RFR Loan, and the Required Lenders have provided notice of such determination to the Administrative Agent; or (iv) the Required Lenders have determined that for any reason in connection with any request for a Daily Simple RFR, Eurocurrency Rate, Term RFR or Term SOFR Rate Loan or a conversion thereto or continuation thereof that the Term SOFR Rate, Eurocurrency Rate, or Term RFR does not adequately and fairly reflect the cost to such Lenders of funding, establishing or maintaining such Loans during the applicable Interest Period or Daily Simple RFR does not adequately and fairly reflect the cost to such Lenders of making or maintaining such Loans, as applicable, and the Required Lenders have provided notice of such determination to the Administrative Agent, then the Administrative Agent shall have the rights specified in Section 4.4(c) [Administrative Agent’s and Lender’s Rights]. (b) Illegality. If at any time any Lender shall have determined, or any Official Body shall have asserted, that the making, maintenance or funding of any Loan to which any Interest Rate Option applies, or the determination or charging of interest rates based upon any Interest Rate Option has been made impracticable or unlawful by compliance by such Lender in good faith with any Law or any interpretation or application thereof by any Official Body or with any request or directive of any such Official Body (whether or not having the force of Law), or any Official Body has imposed material restrictions on the authority of such Lender to purchase, sell, or take deposits of any Currency in the applicable interbank market for the applicable Currency,

NAI-1541530846v16 75 then the Administrative Agent shall have the rights specified in Section 4.4(c) [Administrative Agent’s and Lender’s Rights]. (c) Administrative Agent’s and Lender’s Rights. In the case of any event specified in Section 4.4(a) [Unascertainable; Increased Costs; Deposits Not Available] above, the Administrative Agent shall promptly notify the Lenders and the Borrower thereof, and in the case of an event specified in Section 4.4(b) [Illegality] above, such Lender shall promptly so notify the Administrative Agent and endorse a certificate to such notice as to the specific circumstances of such notice, and the Administrative Agent shall promptly send copies of such notice and certificate to the other Lenders and the Borrower. (i) Upon such date as shall be specified in such notice (which shall not be earlier than the date such notice is given), the obligation of (i) the Lenders, in the case of such notice given by the Administrative Agent, or (ii) such Lender, in the case of such notice given by such Lender, to allow the Borrower to select, convert to, renew, or continue a Loan under the affected Interest Rate Option in each such Currency shall be suspended (to the extent of the affected Interest Rate Option, or the applicable Interest Periods) until the Administrative Agent shall have later notified the Borrower, or such Lender shall have later notified the Administrative Agent, of the Administrative Agent’s or such Lender’s, as the case may be, determination that the circumstances giving rise to such previous determination no longer exist. (ii) Upon a determination by Administrative Agent under Section 4.4(a) [Unascertainable; Increased Costs; Deposits Not Available], (a) if the Borrower has previously notified the Administrative Agent of its selection of , conversion to or renewal of an affected Interest Rate Option, and such Interest Rate Option has not yet gone into effect, such notification shall (i) with regard to any such pending request for Loans denominated in Dollars, be deemed to provide for selection of, conversion to or renewal of the Base Rate Option otherwise available with respect to such Loans in the amount specified therein and (ii) with regard to any such pending request for Loans denominated in an Alternative Currency, be deemed ineffective (in each case to the extent of the affected Interest Rate Option, or the applicable Interest Periods), (b) any outstanding affected Loans denominated in Dollars shall be deemed to have been converted into Base Rate Loans immediately or, in the case of Term Rate Loans, at the end of the applicable Interest Period, and (c) any outstanding affected Loans denominated in an Alternative Currency shall, at the Borrower’s election, either be converted into Base Rate Loans denominated in Dollars (in an amount equal to the Dollar Equivalent of such Alternative Currency) immediately or, in the case of Term Rate Loans, at the end of the applicable Interest Period or prepaid in full immediately or, in the case of Term Rate Loans, at the end of the applicable Interest Period; provided, however that absent notice from the Borrower of conversion or prepayment, such Loans shall automatically be converted to Base Rate Loans (in an amount equal to the Dollar Equivalent of such Alternative Currency). (iii) If any Lender notifies the Administrative Agent of a determination under Section 4.4(b) [Illegality], the Borrower shall, subject to the Borrower’s indemnification Obligations under Section 5.10 [Indemnity], as to any Loan of the Lender to which an affected Interest Rate Option applies, on the date specified in such notice either

NAI-1541530846v16 76 convert such Loan to the Base Rate Option otherwise available with respect to such Loan (which shall be, with respect to Loans denominated in an Alternative Currency, in an amount equal to the Dollar Equivalent of such Alternative Currency) or prepay such Loan in accordance with Section 5.2 [Voluntary Prepayments]. Absent due notice from the Borrower of conversion or prepayment, such Loan shall automatically be converted to the Base Rate Option otherwise available with respect to such Loan (which shall be, with respect to Loans denominated in an Alternative Currency, in an amount equal to the Dollar Equivalent of such Alternative Currency) upon such specified date. (d) Benchmark Replacement Setting. (i) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document (and any agreement executed in connection with an Interest Rate Hedge shall be deemed not to be a “Loan Document” for purposes of this Section titled “Benchmark Replacement Setting”), if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to any setting of the then- current Benchmark for any Currency, then (A) if a Benchmark Replacement is determined in accordance with clause (1) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (B) if a Benchmark Replacement is determined in accordance with clause (2) or (3) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice from Lenders comprising the Required Lenders of objection to (i) with respect to a Benchmark Replacement determined in accordance with clause (2) of the definition of “Benchmark Replacement”, the related Benchmark Replacement Adjustment and (ii) with respect to a Benchmark Replacement determined in accordance with clause (3) of the definition of “Benchmark Replacement”, such Benchmark Replacement. (ii) Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent may make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. (iii) Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Lenders of (A) the implementation of any Benchmark Replacement, and (B) the effectiveness of any Conforming Changes in connection with the use, administration, adoption, or

NAI-1541530846v16 77 implementation of a Benchmark Replacement. The Administrative Agent will notify the Borrower of (x) the removal or reinstatement of any tenor of a Benchmark pursuant to paragraph (iv) below and (y) the commencement of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non- occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document except, in each case, as expressly required pursuant to this Section. (iv) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (A) if the then-current Benchmark is a term rate or based on a term rate and either (I) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (II) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor; and (B) if a tenor that was removed pursuant to clause (A) above either (I) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (II) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. (v) Benchmark Unavailability Period. Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period with respect to a given Benchmark, the Borrower may revoke any pending request for a Loan bearing interest based on or with reference to such Benchmark or conversion to or continuation of Loans bearing interest based on or with reference to the affected Benchmark to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a Loan or conversion to Loans denominated in Dollars (in the case of Loans denominated in an Alternative Currency, in an amount equal to the Dollar Equivalent of such Alternative Currency) bearing interest under the Base Rate Option. During a Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of the Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the Base Rate. 4.5 Selection of Interest Rate Options. If the Borrower fails to select a new Interest Period to apply to any Borrowing Tranche of Loans in Dollars under any Term Rate Loan Option

NAI-1541530846v16 78 at the expiration of an existing Interest Period applicable to such Borrowing Tranche in accordance with Section 2.5 [Revolving Credit Loan Requests; Loan Conversions and Renewals; Swingline Loan Requests], the Borrower shall be deemed to have converted such Borrowing Tranche to the Base Rate Option commencing upon the last day of the existing Interest Period. If the Borrower fails to select a new Interest Period to apply to any Borrowing Tranche of Loans in an Alternative Currency under any Term Rate Loan Option at the expiration of an existing Interest Period applicable to such Borrowing Tranche in accordance with Section 2.5 [Revolving Credit Loan Requests; Loan Conversions and Renewals; Swingline Loan Requests], then, unless such Borrowing Tranche is repaid as provided herein, the Borrower shall be deemed to have selected that such Borrowing Tranche shall automatically be continued under the applicable Term Rate Loan Option in its original Currency with an Interest Period of one (1) month at the end of such Interest Period. If the Borrower provides any Loan Request related to a Loan at the Eurocurrency Rate, Term RFR or Term SOFR Rate Option, but fails to identify an Interest Period therefor, such Loan Request shall be deemed to request an Interest Period of one (1) month. Any Loan Request that fails to select an Interest Rate Option shall be deemed to be a request for the Base Rate Option. If no election as to Currency is specified in the applicable Loan Request, then the requested Loans shall be made in Dollars. 4.6 Minimum Interest; Swiss Withholding Tax. As part of entering into this Agreement, the parties hereto have assumed that the interest payable at the rates set forth in this Agreement is not and will not become subject to Swiss Withholding Tax. Notwithstanding the foregoing, the parties hereto agree that in the event that (i) Swiss Withholding Tax is due on interest payments or other payments by any Loan Party under this Agreement for a reason other than a failure of the representations and warranties in Sections 5.9(c)(i) and/or 5.9(c)(ii) to be true or a failure of a Lender to comply with Section 5.9(h) [Status of Lenders] and (ii) such Loan Party is unable, by reason of Swiss law, to comply with Section 5.9(b) [Payments Free of Taxes] (as such Section would be in effect without giving effect to this Section 4.6), the interest rates payable by such Loan Party under this Agreement, including limitations herein, shall be increased in such a way that the amount of interest effectively paid to each Lender corresponds to an amount which (after making any deduction of the Non-Refundable Portion (as defined below) of the Swiss Withholding Tax) equals the payment that would have been due had no deduction of Swiss Withholding Tax been required. For the purposes of this Section 4.6, “Non-Refundable Portion” shall mean Swiss Withholding Tax at the standard rate (being, as at the Effective Date, 35%) unless a tax ruling issued by the Swiss Federal Tax Administration confirms that, in relation to a specific Lender based on an applicable double tax treaty, the Non-Refundable Portion is a specified lower rate, in which case such lower rate shall be applied in relation to such Lender. Each Loan Party shall provide to the Administrative Agent the documents required by applicable Law or applicable double taxation treaties for the Lenders to claim a refund of any Swiss Withholding Tax so deducted. ARTICLE 5 PAYMENTS; TAXES; YIELD MAINTENANCE 5.1 Payments. All payments and prepayments to be made in respect of principal, interest, Commitment Fees, Letter of Credit Fees, Administrative Agent’s Fee or other fees or amounts due from the Borrower hereunder shall be payable prior to (i) except with respect to principal and interest on Loans denominated in an Alternative Currency, 1:00 p.m. Eastern Time

NAI-1541530846v16 79 and (ii) with respect to principal and interest on Loans denominated in an Alternative Currency, the Applicable Time specified by the Administrative Agent, on the date when due without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Borrower, and without set-off, counterclaim or other deduction of any nature, and an action therefor shall immediately accrue. Such payments shall be made to the Administrative Agent at the Principal Office for the account of the Swingline Loan Lender with respect to the Swingline Loans and for the ratable accounts of the Lenders with respect to the Revolving Credit Loans in the same Currency in which such Loan was funded, in Same Day Funds, and the Administrative Agent shall promptly distribute such amounts to the Lenders in Same Day Funds; provided that in the event payments are received by the Administrative Agent by (i) except with respect to principal and interest on Loans denominated in an Alternative Currency, 1:00 p.m. Eastern Time and (ii) with respect to principal and interest on Loans denominated in an Alternative Currency, the Applicable Time specified by the Administrative Agent, and such payments are not distributed to the Lenders on the same day received by the Administrative Agent, the Administrative Agent shall pay the Lenders interest at the Overnight Bank Funding Rate with respect to the amount of such payments for each day held by the Administrative Agent and not distributed to the Lenders. The Administrative Agent’s statement of account, ledger or other relevant record shall, in the absence of manifest error, be conclusive as the statement of the amount of principal of and interest on the Loans and other amounts owing under this Agreement. Without limiting the generality of the foregoing, the Administrative Agent may require that any payments due under this Agreement be made in the United States. If, for any reason, the Borrower is prohibited by any Law from making any required payment hereunder in an Alternative Currency, such Borrower shall make such payment in Dollars in the Dollar Equivalent of the Alternative Currency payment amount. All fees hereunder, under the Administrative Agent’s Letter, the Joint Lead Arranger Fee Letter and any other Loan Document shall be payable in Dollars. 5.2 Voluntary Prepayments. (a) Right to Prepay. The Borrower shall have the right at its option from time to time to prepay the Loans in whole or part without premium or penalty (except as provided in Section 5.13 [Replacement of a Lender] below, in Section 5.8 [Increased Costs] and Section 5.10 [Indemnity]). Whenever the Borrower desires to prepay any part of the Loans, it shall provide a prepayment notice to the Administrative Agent by 1:00 p.m. Eastern Time (i) on the date of prepayment of the Revolving Credit Loans that bear interest at the Base Rate Option; (ii) at least three (3) Business Days prior to the date of prepayment of the Revolving Credit Loans denominated in Dollars that bear interest at the Term SOFR Rate Option; (iii) at least four (4) Business Days prior to the date of prepayment of the Revolving Credit Loans denominated in Alternative Currencies that bear interest at the Eurocurrency Rate Option; (iv) at least four (4) Business Days prior to the date of prepayment of the Revolving Credit Loans denominated in Alternative Currencies that bear interest at the Daily Simple RFR Option; (v) at least four (4) Business Days prior to the date of prepayment of the Revolving Credit Loans denominated in Alternative Currencies that bear interest at the Term RFR Option; or (vi) no later than 1:00 p.m. Eastern Time on the date of prepayment of Swingline Loans, in each case of the foregoing option in this Section 5.2(a), setting forth the following information: (i) the date, which shall be a Business Day, on which the proposed prepayment is to be made;

NAI-1541530846v16 80 (ii) a statement indicating the application of the prepayment between the Revolving Credit Loans and Swingline Loans; (iii) a statement indicating the application of the prepayment among Loans to which the Base Rate Option applies, the Term SOFR Rate Option applies, the Daily Simple RFR Option applies, the Eurocurrency Rate Option applies; and the Term RFR Option applies; (iv) the Currency of such Loan and total principal amount of such prepayment. All prepayment notices shall be irrevocable; provided, that, if the applicable notice of prepayment indicates that such prepayment is to be contingent on the consummation of a pending transaction, such notice of prepayment may be revoked or the date of prepayment may be extended (in each case, by written notice to the Administrative Agent on or prior to the specified date of prepayment) if such transaction is not consummated or is delayed. The principal amount of the Loans for which a prepayment notice is given, together with interest on such principal amount, shall be due and payable on the date specified in such prepayment notice as the date on which the proposed prepayment is to be made. Except as provided in Section 4.4(c) [Administrative Agent’s and Lender’s Rights], if the Borrower prepays a Loan but fails to specify the applicable Borrowing Tranche which the Borrower is prepaying, the prepayment shall be applied first to Base Rate Loans, then to Loans denominated in Dollars, then to Daily RFR Loans, then to Term RFR Loans, then to Eurocurrency Rate Loans. Any prepayment hereunder shall be subject to the Borrower’s Obligation to indemnify the Lenders under Section 5.10 [Indemnity]. 5.3 Mandatory Prepayments. If the Administrative Agent notifies the Borrower at any time that the aggregate Revolving Facility Usage exceeds the aggregate Revolving Credit Commitment then, within two (2) Business Days after receipt of such notice, the Borrower shall prepay the Loans or Cash Collateralize Letters of Credit in an aggregate amount sufficient to reduce such amount as of such date of payment to an amount not to exceed the aggregate Revolving Credit Commitment. 5.4 Pro Rata Treatment of Lenders. Each borrowing of Revolving Credit Loans shall be allocated to each Lender according to its Ratable Share, and each selection of, conversion to or renewal of any Interest Rate Option and each payment or prepayment by the Borrower with respect to principal, interest, Commitment Fees and Letter of Credit Fees (but excluding the Administrative Agent’s Fee and the Issuing Lender’s fronting fee) shall (except as otherwise may be provided with respect to a Defaulting Lender and except as provided in Sections 4.4(c) [Administrative Agent’s and Lender’s Rights] in the case of an event specified in Section 4.4 [Rate Unascertainable; Etc.], 5.13 [Replacement of a Lender] or 5.8 [Increased Costs]) be payable ratably among the Lenders entitled to such payment in accordance with the amount of principal, interest, Commitment Fees and Letter of Credit Fees, as specified in this Agreement. Notwithstanding any of the foregoing, each borrowing or payment or prepayment by the Borrower of principal, interest, fees or other amounts from the Borrower with respect to Swingline Loans shall be made by or to the Swingline Loan Lender according to Section 2.6.(e) [Borrowings to Repay Swingline Loans].

NAI-1541530846v16 81 5.5 Sharing of Payments by Lenders. If any Lender shall, by exercising any right of setoff, counterclaim or banker’s lien or other any right, by receipt of voluntary payment, by realization upon security, or by any other non-pro rata source, obtain payment in respect of any principal of or interest on any of its Loans or other obligations hereunder resulting in such Lender’s receiving payment of a proportion of the aggregate amount of its Loans and accrued interest thereon or other such obligations greater than the pro-rata share of the amount such Lender is entitled thereto, then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Loans and such other obligations of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and other amounts owing them, provided that: (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, together with interest or other amounts, if any, required by Law (including court order) to be paid by the Lender or the holder making such purchase; and (ii) the provisions of this Section 5.5 shall not be construed to apply to (x) any payment made by the Loan Parties pursuant to and in accordance with the express terms of the Loan Documents (including the application of funds arising from the existence of a Defaulting Lender) or (y) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or Participation Advances to any assignee or participant. Each Loan Party consents to the foregoing and agrees, to the extent it may effectively do so under applicable Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against each Loan Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of each Loan Party in the amount of such participation. 5.6 Administrative Agent’s Clawback. (a) Funding by Lenders; Presumption by Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender (x) in the case of Loans to which the Base Rate Option applies, prior to 12:00 noon (Pittsburgh, Pennsylvania time) on the proposed Borrowing Date of such Borrowing Tranche of Loans and (y) otherwise, prior to the proposed date of any Borrowing Tranche of Loans that such Lender will not make available to the Administrative Agent such Lender’s Ratable Share, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.6 (a) [Making Revolving Credit Loans] and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing Tranche of Loans available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative

NAI-1541530846v16 82 Agent, at (i) in the case of a payment to be made by such Lender, the greater of the Overnight Bank Funding Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, and (ii) in the case of a payment to be made by the Borrower, the interest rate applicable to Loans under the Base Rate Option. If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays its share of the applicable Borrowing Tranche of Loans to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing Tranche of Loans. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent. (b) Payments by Borrower; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Lender hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Lender, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or the Issuing Lender, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or Issuing Lender, with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Overnight Bank Funding Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. 5.7 Interest Payment Dates. As to any Loans to which the Base Rate Option or the Daily Simple RFR Option for the applicable Currency applies, interest shall be due and payable in arrears on each Payment Date. As to any Loans to which a Term Rate Loan Option applies, interest shall be due and payable on the last day of each Interest Period for those Loans and, if such Interest Period is longer than three (3) months, also at the end of each three-month period during such Interest Period. Interest on mandatory prepayments of principal under Section 5.3 [Mandatory Prepayments] shall be due on the date such mandatory prepayment is due. Interest on the principal amount of each Loan or other monetary Obligation shall be due and payable on demand after such principal amount or other monetary Obligation becomes due and payable (whether on the stated Expiration Date, upon acceleration or otherwise). Interest shall be computed to, but excluding, the date payment is due. 5.8 Increased Costs. (a) Increased Costs Generally. If any Change in Law shall: (i) impose, modify or deem applicable any reserve (including pursuant to regulations issued from time to time by the Federal Reserve Board for determining the maximum reserve requirement (including any emergency, special, supplemental or other marginal reserve requirement) with respect to eurocurrency funding (currently referred to as “Eurocurrency liabilities” in Regulation D)), special deposit, compulsory loan,

NAI-1541530846v16 83 insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender or the Issuing Lender; (ii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (e) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or (iii) impose on any Lender, any Issuing Lender, or the relevant market, any other condition, cost or expense (other than Taxes) affecting this Agreement or Loans made by such Lender or any Letter of Credit or participation therein; and the result of any of the foregoing shall be to increase the cost to such Lender or such other Recipient of making, converting to, continuing or maintaining any Loan or of maintaining its obligation to make any such Loan, or to increase the cost to such Lender, the Issuing Lender or such other Recipient of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender, the Issuing Lender or other Recipient hereunder (whether of principal, interest or any other amount) then, upon request of such Lender, the Issuing Lender or other Recipient, the Borrower will pay to such Lender, the Issuing Lender or other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Lender or other Recipient, as the case may be, for such additional costs incurred or reduction suffered; provided that upon the occurrence of any Change in Law imposing a reserve percentage on any interest rate based on SOFR, a Eurocurrency Rate, a Daily Simple RFR or a Term RFR, the Administrative Agent, in its reasonable discretion, may modify the calculation of each such SOFR-, Eurocurrency Rate-, Daily Simple RFR- or Term RFR-based interest rate to add (or otherwise account for) such reserve percentage. (b) Capital Requirements. If any Lender or the Issuing Lender determines that any Change in Law affecting such Lender or the Issuing Lender or any Lending Office of such Lender or such Lender’s or the Issuing Lender’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or the Issuing Lender’s capital or on the capital of such Lender’s or the Issuing Lender’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit or Swingline Loans held by, such Lender, or the Letters of Credit issued by the Issuing Lender, to a level below that which such Lender or the Issuing Lender or such Lender’s or the Issuing Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or the Issuing Lender’s policies and the policies of such Lender’s or the Issuing Lender’s holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender or the Issuing Lender, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Lender or such Lender’s or the Issuing Lender’s holding company for any such reduction suffered. (c) Certificates for Reimbursement. A certificate of a Lender or the Issuing Lender setting forth the amount or amounts necessary to compensate such Lender or the Issuing

NAI-1541530846v16 84 Lender or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section and delivered to the Borrower shall be conclusive absent manifest error. The Borrower shall pay such Lender or the Issuing Lender, as the case may be, the amount shown as due on any such certificate within ten (10) days after receipt thereof. (d) Delay in Requests. Failure or delay on the part of any Lender or the Issuing Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or the Issuing Lender’s right to demand such compensation, provided that the Borrower shall not be required to compensate a Lender or the Issuing Lender pursuant to this Section for any increased costs incurred or reductions suffered more than nine (9) months prior to the date that such Lender or the Issuing Lender, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or the Issuing Lender’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine (9) month period referred to above shall be extended to include the period of retroactive effect thereof). 5.9 Taxes. (a) Issuing Lender. For purposes of this Section 5.9, the term “Lender” includes the Issuing Lender, and the term “applicable Law” includes FATCA. (b) Payments Free of Taxes. Subject to the other provisions of this Section, any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable Law. If any applicable Law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Official Body in accordance with applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 5.9) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made. (c) Swiss Withholding Tax. No Loan Party shall be required to make a Tax gross up under Section 5.9(b) [Payments Free of Taxes] or a Tax indemnity payment under Section 5.9(e) [Indemnification by the Loan Parties], or an increased interest payment under Section 4.6 [Minimum Interest; Swiss Withholding Tax], to a Lender or an assignee, transferee or sub- participant thereof in respect of Swiss Withholding Tax due on interest payments or other payments by such Loan Party under this Agreement as a direct result of such Lender, assignee, transferee or sub-participant breaching the provisions regarding (x) the representation and warranty in paragraph (ii) below of this Section 5.9(c) as to its status as a Swiss Qualifying Bank or (y) the limitations on assignments, transfers and Restricted Sub-Participations set forth in Section 5.9(c) or in Section 12.8(b) [Assignments by Lenders]. (i) Each Lender that is a Lender as of the Closing Date represents and warrants to each Loan Party that:

NAI-1541530846v16 85 (1) as of the Closing Date, it is and will remain a Swiss Qualifying Bank (as interpreted on such date); and (2) as of the Closing Date, it has not entered into a Restricted Sub-Participation with any Person. (ii) Each Lender that becomes a Lender after the Closing Date represents and warrants to each Loan Party that: (1) as of the date of becoming a party to this Agreement, either (A) it is and will remain a Swiss Qualifying Bank (as interpreted on such date) or (B) it accounts for one single Swiss Non-Qualifying Bank; and (2) as of the date of becoming a party to this Agreement, it has not entered into a Restricted Sub-Participation with any Person. (d) Payment of Other Taxes by the Loan Parties. The Loan Parties shall timely pay to the relevant Official Body in accordance with applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes. (e) Indemnification by the Loan Parties. Each Loan Party shall indemnify each Recipient, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 5.9) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Official Body. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. (f) Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of any of the Loan Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 12.8(a) [Successors and Assigns Generally] relating to the maintenance of a Participant Register, and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Official Body. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this Section 5.9(f). (g) Evidence of Payments. As soon as practicable after any payment of Taxes by any Loan Party to an Official Body pursuant to this Section 5.9, such Loan Party shall deliver

NAI-1541530846v16 86 to the Administrative Agent the original or a certified copy of a receipt issued by such Official Body evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (h) Status of Lenders. (i) Each Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding, including Swiss Withholding Tax. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable Law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so. (i) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 5.9 (including by the payment of additional amounts pursuant to this Section 5.9), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 5.9 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Official Body with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this Section 5.9(i) (plus any penalties, interest or other charges imposed by the relevant Official Body) in the event that such indemnified party is required to repay such refund to such Official Body. Notwithstanding anything to the contrary in this Section 5.9(i)), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this Section 5.9(i) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

NAI-1541530846v16 87 (j) Survival. Each party’s obligations under this Section 5.9 shall survive the resignation of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all Obligations. 5.10 Indemnity. In addition to the compensation or payments required by Section 5.8 [Increased Costs] or Section 5.9 [Taxes], the Borrower shall indemnify each Lender against all liabilities, losses or expenses (including loss of anticipated profits, any foreign exchange losses and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain any Loan, from fees payable to terminate the deposits from which such funds were obtained or from the performance of any foreign exchange contract) which such Lender sustains or incurs as a consequence of any: (a) payment, prepayment, conversion or renewal of any Loan to which (i) a Term Rate Loan Option applies on a day other than the last day of the corresponding Interest Period or (ii) the Daily Simple RFR Option applies on a day other than the Payment Date therefor, in each case whether or not any such payment or prepayment is mandatory, voluntary, or automatic and whether or not any such payment or prepayment is then due; or (b) attempt by the Borrower to revoke (expressly, by later inconsistent notices or otherwise) in whole or part any Loan Requests under Section 2.5 [Revolving Credit Loan Requests; Conversions and Renewals; Swingline Loan Requests] or notice relating to prepayments under Section 5.2 [Voluntary Prepayments] or failure by the Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Loan other than a Loan under the Base Rate Option on the date or in the amount notified by the Borrower, or (c) any assignment of a Loan under (i) a Term Rate Loan Option on a day other than the last day of the Interest Period therefor or (ii) the Daily Simple RFR Option on a day other than the Payment Date therefor, as a result of a request by the Borrower pursuant to Section 5.13 [Replacement of a Lender]; or (d) the failure by the Borrower to make any payment of any Loan or drawing under any Letter of Credit (or interest due thereof) denominated in an Alternative Currency on its scheduled due date or any payment thereof in a different currency. If any Lender sustains or incurs any such loss or expense, it shall from time to time notify the Borrower of the amount determined in good faith by such Lender (which determination may include such assumptions, allocations of costs and expenses and averaging or attribution methods as such Lender shall deem reasonable) to be necessary to indemnify such Lender for such loss or expense. Such notice shall specify in reasonable detail the basis for such determination. Such amount shall be due and payable by the Borrower to such Lender ten (10) Business Days after such notice is given. 5.11 Settlement Date Procedures. In order to minimize the transfer of funds between the Lenders and the Administrative Agent, the Borrower may borrow, repay and reborrow Swingline Loans and the Swingline Loan Lender may make Swingline Loans as provided in Section 2.1(b) [Swingline Loan Commitments] hereof during the period between Settlement Dates. The

NAI-1541530846v16 88 Administrative Agent shall notify each Lender of its Ratable Share of the total of the Revolving Credit Loans and the Swingline Loans (each, a “Required Share”). On such Settlement Date, each Lender shall pay to the Administrative Agent the amount equal to the difference between its Required Share and its Revolving Credit Loans, and the Administrative Agent shall pay to each Lender its Ratable Share of all payments made by the Borrower to the Administrative Agent with respect to the Revolving Credit Loans. The Administrative Agent shall also effect settlement in accordance with the foregoing sentence on the proposed Borrowing Dates for Revolving Credit Loans and on any mandatory prepayment date as provided for herein and may at its option effect settlement on any other Business Day. These settlement procedures are established solely as a matter of administrative convenience, and nothing contained in this Section 5.11 shall relieve the Lenders of their obligations to fund Revolving Credit Loans on dates other than a Settlement Date pursuant to Section 2.1(b) [Swingline Loan Commitment]. The Administrative Agent may at any time at its option for any reason whatsoever require each Lender to pay immediately to the Administrative Agent such Lender’s Ratable Share of the outstanding Revolving Credit Loans and each Lender may at any time require the Administrative Agent to pay immediately to such Lender its Ratable Share of all payments made by the Borrower to the Administrative Agent with respect to the Revolving Credit Loans. 5.12 Cash Collateral. At any time that there shall exist a Defaulting Lender, within one (1) Business Day following the written request of the Administrative Agent or the Issuing Lender (with a copy to the Administrative Agent) the Borrower shall Cash Collateralize the Issuing Lender’s Fronting Exposure with respect to such Defaulting Lender (determined after giving effect to Section 2.9(a)(iv) [Reallocation of Participations to Reduce Fronting Exposure] and any Cash Collateral provided by such Defaulting Lender) in an amount not less than the Minimum Collateral Amount. (a) Grant of Security Interest. The Borrower, and to the extent provided by any Defaulting Lender, such Defaulting Lender, hereby grants to the Administrative Agent, for the benefit of the Issuing Lender, and agrees to maintain, a first priority security interest in all such Cash Collateral as security for the Defaulting Lenders’ obligation to fund participations in respect of Letter of Credit Obligations, to be applied pursuant to clause (b) below. If at any time the Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent and the Issuing Lender as herein provided, or that the total amount of such Cash Collateral is less than the Minimum Collateral Amount, the Borrower will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency (after giving effect to any Cash Collateral provided by the Defaulting Lender). (b) Application. Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under this Section 5.12 or Section 2.9 [Defaulting Lender] in respect of Letters of Credit shall be applied to the satisfaction of the Defaulting Lender’s obligation to fund participations in respect of Letter of Credit Obligations (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) for which the Cash Collateral was so provided, prior to any other application of such property as may otherwise be provided for herein.

NAI-1541530846v16 89 (c) Termination of Requirement. Cash Collateral (or the appropriate portion thereof) provided to reduce the Issuing Lender’s Fronting Exposure shall no longer be required to be held as Cash Collateral pursuant to this Section 5.12 following (i) the elimination of the applicable Fronting Exposure (including by the termination of Defaulting Lender status of the applicable Lender), or (ii) the determination by the Administrative Agent and the Issuing Lender that there exists excess Cash Collateral; provided that, subject to Section 2.9 [Defaulting Lenders] the Person providing Cash Collateral and the Issuing Lender may agree that Cash Collateral shall be held to support future anticipated Fronting Exposure or other obligations and provided further that to the extent that such Cash Collateral was provided by the Borrower, such Cash Collateral shall remain subject to the security interest granted pursuant to Section 5.12(a) above. 5.13 Replacement of a Lender. If any Lender requests compensation under Section 5.8 [Increased Costs], or if the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Official Body for the account of any Lender pursuant to Section 5.9 [Taxes] and, in each case, such Lender has declined or is unable to designate a different lending office in accordance with Section 5.14 [Designation of a Different Lending Office], or if any Lender is a Defaulting Lender or a Non-Consenting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 12.8 [Successors and Assigns]), all of its interests, rights (other than its existing rights to payments pursuant to Section 5.8 [Increased Cost] or Section 5.9 [Taxes]) and obligations under this Agreement and the related Loan Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that: (a) the Borrower shall have paid to the Administrative Agent the assignment fee (if any) specified in Section 12.8 [Successors and Assigns]; (b) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in Letter of Credit Borrowings, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 5.10 [Indemnity]) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts); (c) in the case of any such assignment resulting from a claim for compensation under Section 5.8 [Increased Costs] or payments required to be made pursuant to Section 5.9 [Taxes], such assignment will result in a reduction in such compensation or payments thereafter; (d) such assignment does not conflict with applicable Law; and (e) in the case of any assignment resulting from a Lender becoming a Non- Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent.

NAI-1541530846v16 90 A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. 5.14 Designation of a Different Lending Office. If any Lender requests compensation under Section 5.8 [Increased Costs], or the Borrower is or will be required to pay any Indemnified Taxes or additional amounts to any Lender or any Official Body for the account of any Lender pursuant to Section 5.9 [Taxes], then such Lender shall (at the request of the Borrower) use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 5.8 [Increased Costs] or Section 5.9 [Taxes], as the case may be, in the future, and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment. ARTICLE 6 REPRESENTATIONS AND WARRANTIES Each Loan Party represents and warrants to the Administrative Agent and each of the Lenders as follows: 6.1 Organization and Qualification; Power and Authority; Compliance with Laws; Title to Properties; Event of Default. (a) Each Loan Party is a corporation, partnership or limited liability company duly organized or formed, validly existing and in good standing (or equivalent) under the Laws of its jurisdiction of organization or formation, as applicable, (b) each Loan Party and each Subsidiary of each Loan Party has all necessary lawful power and authority, and all necessary licenses, approvals and authorizations to own or lease its properties and to engage in the business it presently conducts or currently proposes to conduct where the failure to do so would not reasonably be expected to constitute a Material Adverse Change, (c) each Loan Party and each Subsidiary of each Loan Party is duly licensed or qualified and in good standing (or equivalent) in each jurisdiction where the property owned or leased by it or the nature of the business transacted by it or both makes such licensing or qualification necessary and the absence of such licensing or qualification would reasonably be expected to result in a Material Adverse Change, (d) each Loan Party has full power and authority to enter into, execute, deliver and carry out this Agreement and the other Loan Documents to which it is a party, to incur the Indebtedness contemplated by the Loan Documents and to perform its Obligations, and all such actions have been duly authorized by all necessary action and proceedings on its part, (e) each Loan Party and each Subsidiary of each Loan Party is in compliance in all material respects with all applicable Laws (other than Environmental Laws which are specifically addressed in Section 6.15 [Environmental Matters]) in all jurisdictions in which any Loan Party or Subsidiary of any Loan Party is presently doing business except where (i) the failure to do so, either individually or in the aggregate, would not reasonably be expected to constitute a Material Adverse Change or (ii) any non-compliance is being contested in good faith by appropriate proceedings diligently conducted, and (f) each Loan Party and each Subsidiary of each Loan Party has good and marketable title to or valid leasehold interest in all properties, assets and other rights which it purports to own or lease or which are

NAI-1541530846v16 91 reflected as owned or leased on its books and records, free and clear of all Liens and encumbrances other than Permitted Liens, except where the failure to do so, either individually or in the aggregate, would not reasonably be expected to constitute a Material Adverse Change. No Event of Default or Potential Default has occurred and is continuing. 6.2 Borrower; Subsidiaries and Owners; Investment Companies. All of the Equity Interests in the Borrower outstanding have been duly authorized and validly issued and are fully paid and non-assessable. Each Loan Party and each Subsidiary has good and marketable title to all of the Equity Interests in its Subsidiaries that it purports to own, free and clear in each case of any Lien (other than Permitted Liens) and all such Equity Interests have been duly authorized and validly issued, and are fully paid and nonassessable (to the extent such concept exists and/or is applicable). None of the Loan Parties or Subsidiaries of any Loan Party is required to be registered as an “investment company” under the Investment Company Act of 1940 or under the “control” of an “investment company” as such terms are defined in the Investment Company Act of 1940 and shall not become such an “investment company” or under such “control.” 6.3 Validity and Binding Effect. This Agreement has been, and each of the other Loan Documents when delivered will have been, duly authorized, validly executed and delivered by each Loan Party, and subject to the Legal Reservations, this Agreement constitutes, and each of the other Loan Documents when delivered will constitute, legal, valid and binding obligations of each Loan Party which is or will be a party thereto, enforceable against such Loan Party in accordance with its terms. 6.4 No Conflict; Material Contractual Obligations; Consents. Neither the execution and delivery of this Agreement or the other Loan Documents by any Loan Party nor the consummation of the transactions herein or therein contemplated or compliance with the terms and provisions hereof or thereof by any of them will conflict with, constitute a default under or result in any breach of (a) the terms and conditions of the certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation, limited liability company agreement or other organizational documents of any Loan Party or (b) any Law or any material contractual obligation or instrument or order, writ, judgment, injunction or decree to which any Loan Party or any of its Subsidiaries is a party or by which it or any of its Subsidiaries is bound or to which it is subject or by which it is affected, or result in the creation or enforcement of any Lien whatsoever upon any property (now or hereafter acquired) of any Loan Party or any of its Subsidiaries, except in the case of this clause (b) as would not reasonably be expected to result in a Material Adverse Change. There is no default under such material contractual obligation (referred to above) and none of the Loan Parties or their Subsidiaries is bound by any contractual obligation, or subject to any restriction in any organization document, or any requirement of Law which would reasonably be likely to result in a Material Adverse Change. No consent, approval, exemption, order or authorization of, or a registration or filing with, or notice to, any Official Body or any other Person is required by any Law or any agreement in connection with the execution, delivery and performance by, or enforcement against, any Loan Party of this Agreement and the other Loan Documents except (a) such as has been obtained or issued and are in full force and effect, (b) any filings of this Agreement and the other Loan Documents with the SEC required to be made after the date hereof, (c) such approvals, exception, order or authorization, consents, exceptions, authorizations, actions or notices the failure of which to obtain or make would not reasonably be likely to result in a Material Adverse Change.

NAI-1541530846v16 92 6.5 Material Litigation. There are no actions, suits, claims, proceedings or investigations pending or, to the knowledge of any Loan Party, threatened in writing against such Loan Party or any Subsidiary of such Loan Party or any of their properties at law or in equity before any Official Body which (a) individually or in the aggregate would reasonably be expected to result in any Material Adverse Change or (b) state to affect, impact or restate this Agreement or any of the other Loan Documents or the transactions contemplated hereby or thereby. None of the Loan Parties or any Subsidiaries of any Loan Party is in violation of any order, writ, injunction or any decree of any Official Body which would reasonably be expected to result in any Material Adverse Change. 6.6 Financial Statements. (a) Historical Statements. The Borrower has delivered to the Administrative Agent copies of the Parent’s audited consolidated year-end balance sheet, statement of income or operations, shareholders’ equity and cash flows, for and as of the end of the fiscal years ended March 31, 2022, March 31, 2023 and March 31, 2024. In addition, the Borrower has delivered to the Administrative Agent copies of the Parent’s unaudited consolidated interim balance sheet, statement of income or operations, shareholders’ equity and cash flows, as of the end of the fiscal quarters ended June 30, 2024 and September 30, 2024 (all such annual and interim statements being collectively referred to as the “Statements”). The Statements (i) were compiled from the books and records maintained by management of the Loan Parties, (ii) fairly represent the consolidated financial condition of the Parent and its Subsidiaries as of the respective dates thereof and the results of operations for the fiscal periods then ended in accordance with GAAP consistently applied throughout the period covered thereby, subject (in the case of the interim statements) to normal year-end audit adjustments utilized on a consistent basis, and (iii) have been prepared in accordance with GAAP consistently applied throughout the period covered thereby, subject (in the case of the interim statements) to normal year-end audit adjustments utilized on a consistent basis. (b) Financial Projections. The Borrower has delivered to the Administrative Agent a summary of projected financial statements (including, without limitation, statements of operations and cash flow) of the Parent and its Subsidiaries for the period from the Closing Date through March 31, 2030 derived from various assumptions of the Loan Parties’ management (the “Projections”). The Projections represent a reasonable range of possible results in light of the history of the business, present and foreseeable conditions and the intentions of the Loan Parties’ management, it being understood that such Projections are (i) as to future events and not to be viewed as facts, (ii) are subject to significant uncertainties and contingencies, many of which are beyond the Loan Parties’ control, and (iii) no assurance can be given that the Projections will be realized and that actual results during the period or periods covered by such Projections may differ significantly from the projected results and such differences may be material. 6.7 Accuracy of Financial Statements. (a) As of the Closing Date, neither the Parent nor any Subsidiary has any indebtedness, liabilities, contingent or otherwise, or forward or long-term commitments that are not disclosed in the Statements or in the notes thereto or on Schedule 9.1 of the Disclosure Letter, and except as disclosed therein there are no unrealized or anticipated losses from any commitments

NAI-1541530846v16 93 of the Parent or any Subsidiary, in each case, which would reasonably be expected to cause a Material Adverse Change. (b) Since March 31, 2024, no Material Adverse Change has occurred. 6.8 Margin Stock. None of the Loan Parties or any Subsidiaries of any Loan Party engages or intends to engage principally, or as one of its important activities, in the business of extending credit for the purpose, immediately, incidentally or ultimately, of purchasing or carrying margin stock (within the meaning of Regulation U, T or X as promulgated by the Board of Governors of the Federal Reserve System). No part of the proceeds of any Loan has been or will be used, immediately, incidentally or ultimately, to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock in violation of the provisions of the regulations of the Board of Governors of the Federal Reserve System. None of the Loan Parties or any Subsidiary of any Loan Party holds or intends to hold margin stock in such amounts that more than 25% of the reasonable value of the assets of any Loan Party or Subsidiary of any Loan Party are or will be represented by margin stock. 6.9 Full Disclosure. Neither this Agreement nor any other Loan Document, nor any certificate, report, statement, agreement or other documents or other written information (other than any projected financial information and other information of a general economic or industry specific nature) furnished by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection herewith or therewith or the transactions contemplated hereby or thereby (in each case as modified or supplemented by other information so furnished), when taken together with the Borrower’s public filings with the SEC, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein, in light of the circumstances under which they were made, not materially misleading; provided that in connection with any financial projections, the Loan Parties represent that such projections were prepared in good faith based upon assumptions believed by them to be reasonable at the time when made. There is no fact known to any Loan Party which materially adversely affects the business, property, assets, financial condition or results of operations of any Loan Party or Subsidiary of any Loan Party which has not been specified in this Agreement or in the certificates, statements, agreements or other documents furnished in writing to the Administrative Agent and the Lenders prior to or at the date hereof in connection with the transactions contemplated hereby (in each case as modified or supplemented by other information so furnished), when taken together with the Borrower’s public filings with the SEC. 6.10 Taxes. All federal, state, local and other tax returns required to have been filed with respect to each Loan Party and each Subsidiary of each Loan Party have been filed, and payment or adequate provision has been made for the payment of all taxes, fees, assessments and other governmental charges in the nature of a tax that have become due pursuant to said returns or otherwise levied or imposed upon them, their properties, income or assets and are due and payable, except (a) to the extent that such taxes, fees, assessments and other charges are being contested in good faith by appropriate proceedings diligently conducted and for which such reserves or other appropriate provisions, if any, as shall be required by GAAP, shall have been made or (b) to the extent that the failure to file such tax returns or pay such taxes, fees, assessments and other governmental charges could not reasonably be expected to result a Material Adverse Change.

NAI-1541530846v16 94 6.11 Compliance with Swiss Ten Non-Bank Rule and Swiss Twenty Non-Bank Rule. Each Loan Party is in compliance with the Swiss Ten Non-Bank Rule and the Swiss Twenty Non- Bank Rule, provided that a Loan Party shall not be in breach of this representation and warranty if its number of creditors in respect of either the Swiss Ten Non-Bank Rule or the Swiss Twenty Non-Bank Rule is exceeded solely by reason of (a) a failure by one or more Lenders or Issuing Lender to comply with their obligations under Section 5.9(c) [Swiss Withholding Tax] or Section 12.8(b) [Assignments by Lenders] or (b) one or more Lenders or Issuing Lender ceasing to qualify as Swiss Qualifying Banks or as one (1) creditor only for the purpose of the Non-Bank Rules. For the purpose of making the representation and warranty in this Section, the Loan Parties shall be entitled to assume (i) the continuing accuracy of any representation and warranty made by a Lender or Issuing Lender to the Loan Parties that such Lender or Issuing Lender is a Swiss Qualifying Bank and (ii) that no Lender or Issuing Lender has made any assignment, participation or other transfer to a Swiss Non-Qualifying Bank except as permitted under this Agreement. 6.12 [Reserved]. 6.13 Insurance. The properties of each Loan Party and each of its Subsidiaries are insured pursuant to policies and other bonds which are valid and in full force and effect and which provide adequate coverage from reputable and financially sound insurers which are not Affiliates of any Loan Party (or such coverage is from self-insurance to the extent customary and also compatible with the standards in this Agreement, including without limitation, by the maintenance of adequate self-insurance reserves to the extent customary) in amounts sufficient to insure the assets and risks of each such Loan Party and Subsidiary in accordance with prudent business practice in the same or similar industry of such Loan Parties and Subsidiaries in the same or similar locations where the Loan Parties and Subsidiaries are located or conducting business. 6.14 ERISA Compliance. (a) Each Plan is in compliance with the applicable provisions of ERISA, the Code and other federal or state Laws, except to the extent that such non-compliance could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Change. Each Plan that is intended to qualify under Section 401(a) of the Code has received from the IRS a favorable determination or opinion letter, which has not by its terms expired, that such Plan is so qualified, or such Plan is entitled to rely on an IRS advisory or opinion letter with respect to an IRS-approved master and prototype or volume submitter plan, or a timely application for such a determination or opinion letter is currently being processed by the IRS with respect thereto; and, to the knowledge of the Loan Parties, nothing has occurred which would prevent, or cause the loss of, such qualification. Borrower and each member of the ERISA Group have made all required contributions to each Pension Plan subject to Sections 412 or 430 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Sections 412 or 430 of the Code has been made with respect to any Pension Plan, except where such lack of contribution or application for funding waiver could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Change. (b) There are no pending or, to the knowledge of the Loan Parties, threatened claims, actions or lawsuits, or action by any Official Body, with respect to any Plan that could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Change.

NAI-1541530846v16 95 To the knowledge of the Loan Parties, there has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that has resulted or could reasonably be expected to result in a Material Adverse Change. (c) (i) No ERISA Event that has resulted or would reasonably be expected to result in a Material Adverse Change has occurred or is reasonably expected to occur; (ii) no Pension Plan has any unfunded pension liability (i.e., excess of that Pension Plan’s benefit liabilities under Section 4001(a)(16) of ERISA over the current value of that Pension Plan’s assets, determined pursuant to the assumptions used for funding the Pension Plan for the applicable plan year in accordance with Section 430 of the Code) that would reasonably be expected, individually or in the aggregate, to result in a Material Adverse Change; (iii) neither Borrower nor any member of the ERISA Group has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA) that has resulted or would reasonably be expected to result, individually or in the aggregate, in a Material Adverse Change; (iv) neither Borrower nor any member of the ERISA Group has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 of ERISA, with respect to a Multiemployer Plan that has resulted or would reasonably be expected to result in a Material Adverse Change; and (v) neither Borrower nor any member of the ERISA Group has engaged in a transaction that could be subject to Sections 4069 or 4212(c) of ERISA. 6.15 Environmental Matters. (a) Each Loan Party is and, to the knowledge of each respective Loan Party and each of its Subsidiaries and such properties and all operations conducted in connection therewith are and have been in compliance with applicable Environmental Laws except as disclosed on Schedule 6.14 of the Disclosure Letter; provided that such matters so disclosed could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Change. There is no contamination at, under or about such properties or such operations which could interfere with the continued operation of such properties or impair the fair saleable value thereof, except as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Change. (b) The properties owned, leased or operated by each Loan Party and each of its Subsidiaries now or in the past do not contain, and to their knowledge have not previously contained, any Hazardous Materials in amounts or concentrations which constitute or constituted a violation of applicable Environmental Laws, except as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Change. (c) No Loan Party nor any of its Subsidiaries has received any written notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters, Hazardous Materials, or compliance with Environmental Laws that could reasonably be expected, individually or in the aggregate to, result in a Material Adverse Change. (d) To the knowledge of each Loan Party and each of its Subsidiaries, Hazardous Materials have not been transported or disposed of to or from the properties owned,

NAI-1541530846v16 96 leased or operated by any Loan Party or any of its Subsidiaries in violation of, or in a manner or to a location which could give rise to liability under Environmental Laws, nor have any Hazardous Materials been generated, treated, stored or disposed of at, on or under any of such properties in violation of, or in a manner that could give rise to liability under, any applicable Environmental Laws, except as could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Change. (e) No judicial proceedings or governmental or administrative action is pending, or to the knowledge of the Borrower, threatened in writing, under any Environmental Law to which any Loan Party or any of its Subsidiaries are or will be named as a potentially responsible party, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any applicable Environmental Law with respect to any Loan Party or any of its Subsidiaries or operations conducted in connection therewith that could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Change. (f) There has been no release, or to the knowledge of Borrower, threat of release, of Hazardous Materials at or from properties owned, leased or operated by any Loan Party or any of its Subsidiaries, now or in the past, in violation of or in the amounts or in a manner that could give rise to liability under applicable Environmental Laws that could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Change. (g) Each Loan Party is and, to the knowledge of each respective Loan Party and each of its Subsidiaries, has been in compliance with applicable Environmental Laws except as disclosed on Schedule 6.14 of the Disclosure Letter; provided that such matters so disclosed could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Change. 6.16 Solvency. On the Closing Date and after giving effect to any borrowings hereunder on such date, the Loan Parties, on a consolidated basis, are Solvent. 6.17 Sanctions and International Trade Laws. Each Covered Entity, and its directors and officers, and any employee, agent, or affiliate acting on behalf of such Covered Entity: (a) is not a Sanctioned Person; (b) does not do any business in or with, or derive any of its operating income from direct or indirect investments in or transactions involving, any Sanctioned Jurisdiction or Sanctioned Person; and (c) is not in violation of, and has not, during the past five (5) years, directly or indirectly, taken any act that could cause any Covered Entity to be in violation of applicable International Trade Laws. No Covered Entity nor any of its directors, officers, employees, or to the knowledge of any Loan Party, its agents or affiliates acting on behalf of such Covered Entity has, during the past five (5) years, received any notice or communication from any Person that alleges any material violation of, or has been involved in an internal investigation involving any allegations relating to, potential material violation of, any International Trade Laws, or has received a request for information from any Official Body regarding International Trade Law matters. Each Covered Entity has instituted and maintains policies and procedures reasonably designed to ensure compliance with applicable International Trade Laws.

NAI-1541530846v16 97 6.18 Anti-Corruption Laws. Each Covered Entity, and its directors and officers, and any employee, agent, or affiliate acting on behalf of such Covered Entity, is not in violation of, and has not, during the past five (5) years, directly or indirectly, taken any act that could cause any Covered Entity to be in violation of Anti-Corruption Laws, including any act in furtherance of an offer, payment, promise to pay, authorization, or ratification of payment, directly or indirectly, of any money or anything of value (including any gift, sample, rebate, travel, meal and lodging expense, entertainment, service, equipment, debt forgiveness, donation, grant or other thing of value, however characterized) to any Government Official or any other Person to secure any improper advantage or to obtain or retain business. No Covered Entity nor any of its directors, officers, employees, or to the knowledge of any Loan Party, its agents or affiliates acting on behalf of such Covered Entity has, during the past five (5) years, received any notice or communication from any Person that alleges any material violation of, or has been involved in an internal investigation involving any allegations relating to, potential material violation of, any Anti- Corruption Laws, or has received a request for information from any Official Body regarding Anti- Corruption Law matters. Each Covered Entity has instituted and maintains policies and procedures reasonably designed to ensure compliance with Anti-Corruption Laws. 6.19 Certificate of Beneficial Ownership. The Certificate of Beneficial Ownership executed and delivered to the Administrative Agent and Lenders for the Borrower on or prior to the date of this Agreement, as updated from time to time in accordance with this Agreement, is accurate, complete and correct as of the date hereof and as of the date any such update is delivered. The Borrower acknowledges and agrees that the Certificate of Beneficial Ownership is one of the Loan Documents. 6.20 Labor Matters. No Loan Party and no Subsidiary is engaged in any unfair labor practice that could reasonably be expected to result in a Material Adverse Change. There is (a) no unfair labor practice complaint pending against any Loan Party or any Subsidiary, or to the knowledge of the Loan Parties, threatened in writing against any of them before the National Labor Relations Board and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement that is so pending against any Loan Party or any Subsidiary or to the knowledge of the Loan Parties, threatened in writing against any of them, (b) no strike or work stoppage in existence or threatened involving any Loan Party or any Subsidiary, and (c) to the knowledge of the Loan Parties, no union representation question existing with respect to the employees of any Loan Party or any Subsidiary and, to the knowledge of the Loan Parties, no union organization activity that is taking place, except (with respect to any matter specified in clause (a), (b) or (c) above, either individually or in the aggregate) such as is not reasonably likely to result in a Material Adverse Change. ARTICLE 7 CONDITIONS OF LENDING AND ISSUANCE OF LETTERS OF CREDIT The obligation of each Lender to make Loans and of the Issuing Lender to issue Letters of Credit hereunder is subject to the performance by each of the Loan Parties of its Obligations to be performed hereunder at or prior to the making of any such Loans or issuance of such Letters of Credit and to the satisfaction of the following further conditions: 7.1 Initial Loans and Letters of Credit.

NAI-1541530846v16 98 (a) Deliveries. On the Closing Date, the Administrative Agent shall have received each of the following in form and substance satisfactory to the Administrative Agent and the Lead Arrangers: (i) a certificate of each of the Loan Parties signed by an Authorized Officer or Authorized Officers (as applicable), dated the Closing Date stating that (w) the representations and warranties of the Loan Parties contained in this Agreement and the other Loan Documents are true and correct in all material respects (or in all respects if such representation or warranty is qualified by Material Adverse Change or other materiality qualifier) on and as of the Closing Date (except to the extent that any such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (or in all respects if such representations or warranties are qualified by Material Adverse Change or other materiality qualifier) as of such earlier date), (x) no Event of Default or Potential Default exists, (y) no Material Adverse Change has occurred since March 31, 2024 and (z) the conditions stated in this Section 7.1 and Section 7.2 [Each Loan or Letter of Credit] (with respect to Section 7.2 [Each Loan or Letter of Credit], only if Loans or Letters of Credit will be issued on the Closing Date) have been satisfied; (ii) a certificate dated the Closing Date and signed by an Authorized Officer or Authorized Officers (as applicable) of each of the Loan Parties, certifying as appropriate as to: (A) all action taken by each Loan Party to validly authorize, duly execute and deliver this Agreement and the other Loan Documents and attaching copies of such resolution or other corporate or organizational action; (B) the names, authority and capacity of the Authorized Officers authorized to sign the Loan Documents and their true signatures; (C) copies of its organizational documents as in effect on the Closing Date, to the extent applicable, certified as of a sufficiently recent date prior to the Closing Date by the appropriate governmental official where such documents are filed in a governmental office together with certificates from the appropriate governmental officials as to due organization and the continued valid existence, good standing (or equivalent) and qualification to engage in its business of each Loan Party in the jurisdiction of its organization and in each jurisdiction where conduct of business or ownership or lease of properties or assets requires such qualification; and (D) the fact that the borrowing and/or guaranteeing, as appropriate, of the Loans and other Obligations will not cause any borrowing, guaranteeing or similar limit binding on any Loan Party to be exceeded. (iii) this Agreement and each of the other Loan Documents duly executed by the parties thereto; (iv) written opinion(s) of counsel for the Loan Parties, dated the Closing Date; (v) [reserved]; (vi) all material consents, licenses and approvals required for the delivery and performance by any Loan Party of any Loan Document and the enforceability

NAI-1541530846v16 99 of any Loan Document against such Loan Party, certified by an Authorized Officer that each is in full force and effect and none other is so required or necessary; (vii) Lien searches in acceptable scope and with acceptable results (if applicable); (viii) the Statements and the Projections (Administrative Agent acknowledges and agrees that this requirement to provide the Statements has been satisfied by the filing of (x) the Parent’s annual reports on form 10-K filed with the SEC on May 18, 2022, May 17, 2023 and May 16, 2024 and (y) the Parent’s quarterly reports on form 10-Q filed with the SEC on July 25, 2024 and October 24, 2024); (ix) Certificate of Beneficial Ownership; USA PATRIOT Act Diligence. The Administrative Agent and each Lender shall have received, in form and substance acceptable to the Administrative Agent and each Lender, an executed Certificate of Beneficial Ownership; and (x) such other documents in connection with such transactions as the Administrative Agent or its counsel may reasonably request. (b) Payment of Fees. The Borrower shall have paid all reasonable and documented fees and expenses payable on or before the Closing Date in Dollars as required by this Agreement, the Administrative Agent’s Letter, the Joint Lead Arranger Fee Letter or any other Loan Document. (c) KYC. The Administrative Agent shall have received, at least five (5) days prior to closing (to the extent requested at least ten (10) days (or such shorter period as the Borrower may agree) prior to the Closing Date) such other documentation and other information requested in connection with applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act. (d) Representations and Warranties. The representations and warranties of the Loan Parties contained in this Agreement and the other Loan Documents shall be true and correct in all material respects (or in all respects if such representations or warranties are qualified by Material Adverse Change or other materiality qualifier) on and as of the date hereof (except to the extent that any such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (or in all respects if such representations or warranties are qualified by Material Adverse Change or other materiality qualifier) as of such earlier date). Without limiting the generality of the provisions of the last paragraph of Section 11.3 [Exculpatory Provisions], for purposes of determining compliance with the conditions specified in this Section 7.1, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto.

NAI-1541530846v16 100 7.2 Each Loan or Letter of Credit. At the time of making any Loans or issuing, extending or increasing any Letters of Credit and after giving effect to the proposed extensions of credit: (a) the representations and warranties of the Loan Parties contained in this Agreement and the other Loan Documents (other than, solely with respect to extensions of credit made after the Closing Date, those in Sections 6.5 or 6.7(b)) shall be true and correct in all material respects (or in all respects if such representations or warranties are qualified by Material Adverse Change or other materiality qualifier) on and as of the date of the making of such extensions of credit (except to the extent that any such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (or in all respects if such representations or warranties are qualified by Material Adverse Change or other materiality qualifier) as of such earlier date), except that for purposes of this Section 7.2, the representations and warranties contained in Section 6.6(a) [Historical Statements] shall be deemed to refer to the most recent statements furnished pursuant to Section 8.12 [Reporting Requirements], (b) no Event of Default or Potential Default shall have occurred and be continuing or would result from such Loan or Letter of Credit or the application of the proceeds thereof, (c) the Borrower shall have delivered to the Administrative Agent a duly executed and completed Loan Request or to the Issuing Lender an application for a Letter of Credit, as the case may be, and (d) after giving effect to such extension of credit, the Revolving Facility Usage shall not exceed the Revolving Credit Commitments then in effect. Each Loan Request and Letter of Credit application shall be deemed to be a representation that the conditions specified in Section 7.1 [Initial Loans and Letters of Credit] and this Section 7.2 have been satisfied on or prior to the date thereof. ARTICLE 8 AFFIRMATIVE COVENANTS Each Loan Party hereby covenants and agrees that until the Facility Termination Date, the Loan Party shall comply at all times with the following covenants: 8.1 Preservation of Existence, Etc. Each Loan Party shall, and shall cause each of its Subsidiaries to, (a) maintain its legal existence as a corporation, limited partnership or limited liability company, (b) maintain its license or qualification and good standing (or equivalent) in each jurisdiction in which its ownership or lease of property or the nature of its business makes such license or qualification necessary, except (i) as otherwise expressly permitted in Section 9.3 [Liquidations, Mergers, Consolidations, Dispositions, Etc.], or (ii) solely in the case of clause (b), where the failure to do so could not reasonably be expected to result in a Material Adverse Change, (c) maintain all licenses, consents, permits, franchises, rights and qualifications necessary for the standard operation of its business, except where the maintenance thereof could not reasonably be expected to result in a Material Adverse Change, and (d) maintain and preserve all intellectual properties, including without limitation trademarks, trade names, patents, copyrights and other marks, registered and necessary for the standard operation of its business except where the maintenance thereof could not reasonably be expected to result in a Material Adverse Change. 8.2 Payment of Liabilities, Including Taxes, Etc. Each Loan Party shall, and shall cause each of its Subsidiaries to, duly pay and discharge all liabilities to which it is subject or which are asserted against it, promptly as and when the same shall become due and payable, including all taxes, assessments and governmental charges upon it or any of its properties, assets, income or profits, prior to the date on which penalties attach thereto, except to the extent that such liabilities,

NAI-1541530846v16 101 including taxes, assessments or governmental charges, (a) are being contested in good faith and by appropriate and lawful proceedings diligently conducted and for which such reserve or other appropriate provisions, if any, as shall be required by GAAP shall have been made or (b) could not reasonably be expected, either individually or in the aggregate, to result in a Material Adverse Change. 8.3 Maintenance of Insurance. Each Loan Party shall, and shall cause each of its Subsidiaries to, insure its properties and assets against loss and such other insurable hazards as such assets are commonly insured and against other risks in such amounts as similar properties and assets are insured in accordance with prudent business practice in the same or similar industry of such Loan Parties and Subsidiaries in the same or similar locations where the Loan Parties and Subsidiaries are located or conducting business, and with reputable and financially sound insurers, including self-insurance to the extent customary and also compatible with the standards in this Agreement, including without limitation, by the maintenance of adequate self-insurance reserves to the extent customary. 8.4 Maintenance of Properties and Leases. Each Loan Party shall, and shall cause each of its Subsidiaries to, maintain in good repair, working order and condition (ordinary wear and tear excepted) in accordance with the general practice of other businesses of similar character and size, all of those properties useful or necessary to its business, and from time to time, such Loan Party will make or cause to be made all necessary and appropriate repairs, renewals or replacements thereof, except in each case where the failure to do so would not reasonably be expected to result in a Material Adverse Change. 8.5 Inspection Rights. If an Event of Default shall have occurred and be continuing, each Loan Party shall, and shall cause each of its Subsidiaries to, permit any of the officers or authorized employees or representatives of the Administrative Agent or any of the Lenders to visit and inspect any of its properties and to examine and make excerpts from its books and records and discuss its business affairs, finances and accounts with its officers, directors and independent accountants, all in such detail and at such times and as often as the Administrative Agent or any of the Lenders may reasonably request, provided that the Administrative Agent or applicable Lender shall provide the Borrower with reasonable notice prior to any visit or inspection; provided further that the applicable Lender shall also provide the Administrative Agent with reasonable notice prior to any visit or inspection. In the event any Lender desires to conduct an audit of any Loan Party, such Lender shall make a reasonable effort to conduct such audit contemporaneously with any audit to be performed by the Administrative Agent. Notwithstanding the foregoing, neither Parent nor its Subsidiaries shall be required to disclose or discuss, or permit the inspection, examination or making of extracts of any document, book, record or other matter that (i) constitutes non-financial trade secrets or non-financial proprietary information, (ii) in respect of which disclosure to the Administrative Agent or any Lender (or their respective representatives) is then prohibited by applicable law or any agreement (not created in contemplation thereof) binding on Parent or any Subsidiary or (iii) is protected from disclosure by the attorney-client privilege or the attorney work product privilege; provided that, in each case of clauses (i), (ii) and (iii), the Loan Parties shall provide the Administrative Agent or the applicable Lender with notice that information is being withheld due to the existence of such confidentiality obligation or privilege.

NAI-1541530846v16 102 8.6 Keeping of Records and Books of Account. Each Loan Party shall, and shall cause each of its Subsidiaries to, maintain and keep books of record and account which enable the Parent and its Subsidiaries to issue financial statements in accordance with GAAP consistently applied and as otherwise required by applicable Laws of any Official Body having jurisdiction over the Parent or any Subsidiary. 8.7 Compliance with Laws; Use of Proceeds. (a) Each Loan Party shall, and shall cause each of its Subsidiaries to, comply in all material respects with all applicable Laws, including all Environmental Laws; except (i) where such compliance with any law is being contested in good faith by appropriate proceedings diligently conducted, and (ii) that it shall not be deemed to be a violation of this Section 8.7 if any failure to comply with any Law would not result in fines, penalties, remediation costs, other similar liabilities or injunctive relief which in the aggregate would constitute a Material Adverse Change. (b) The Loan Parties will use the Letters of Credit and the proceeds of the Loans only to fund ongoing working capital, capital expenditures and general corporate purposes and as permitted by applicable Law. 8.8 Compliance with Swiss Ten Non-Bank Rule and Swiss Twenty Non-Bank Rule. Each Loan Party shall comply with the Swiss Ten Non-Bank Rule and the Swiss Twenty Non- Bank Rule, provided that a Loan Party shall not be in breach of this Section if its number of creditors in respect of either the Swiss Ten Non-Bank Rule or the Swiss Twenty Non-Bank Rule is exceeded solely by reason of (a) a failure by one or more Lenders or Issuing Lender to comply with their obligations under Section 5.9(c) [Swiss Withholding Tax] or Section 12.8(b) [Assignments by Lenders] or (b) one or more Lenders or Issuing Lender ceasing to qualify as Swiss Qualifying Banks or as one (1) creditor only for the purpose of the Non-Bank Rules. For the purpose of determining compliance with this Section, the Loan Parties shall be entitled to assume (i) the continuing accuracy of any representation and warranty made by a Lender or Issuing Lender to the Loan Parties that such Lender is a Swiss Qualifying Bank and (ii) that no Lender or Issuing Lender has made any assignment, participation or other transfer to a Swiss Non-Qualifying Bank except as permitted under this Agreement. 8.9 Anti-Corruption Laws, Anti-Money Laundering Laws, and International Trade Laws. Each of the Loan Parties covenants and agrees that it shall: (a) promptly notify the Administrative Agent in writing upon the occurrence of a Reportable Compliance Event and (b) conduct its business in compliance with applicable Anti-Corruption Laws, Anti-Money Laundering Laws and International Trade Laws and maintain in effect policies and procedures reasonably designed to ensure compliance with all applicable Anti-Corruption Laws, Anti-Money Laundering Laws and International Trade Laws by each Covered Entity, and its directors and officers, and any employee, agent or affiliate acting on behalf of such Covered Entity in connection with this Agreement.[Reserved]. 8.11 [Reserved]. 8.12 Reporting Requirements. The Loan Parties will furnish or cause to be furnished to the Administrative Agent (for further distribution to the Lenders):

NAI-1541530846v16 103 (a) Quarterly Financial Statements. As soon as available and in any event within sixty (60) calendar days after the end of each of the first three fiscal quarters in each fiscal year of the Parent, financial statements of the Parent and its Subsidiaries, consisting of a consolidated balance sheet as of the end of such fiscal quarter and related consolidated statements of income, stockholders’ equity and cash flows for the fiscal quarter then ended and the fiscal year through that date, all in reasonable detail and certified (subject to normal year-end audit adjustments) by an Authorized Officer of the Parent as having been prepared in accordance with GAAP (subject only to normal year-end audit adjustments and the absence of notes), consistently applied, and setting forth in comparative form the respective financial statements for the corresponding date and period in the previous fiscal year. (b) Annual Financial Statements. As soon as available and in any event within one hundred twenty (120) days after the end of each fiscal year of the Parent, financial statements of the Parent and its Subsidiaries consisting of a consolidated balance sheet as of the end of such fiscal year, and related consolidated statements of income, stockholders’ equity and cash flows for the fiscal year then ended, all in reasonable detail and prepared in accordance with GAAP consistently applied and setting forth in comparative form the financial statements as of the end of and for the preceding fiscal year, and audited and reported on by independent certified public accountants of nationally recognized standing. The opinion or report of accountants shall be prepared in accordance with reasonably acceptable auditing standards and shall be free of any qualification (other than any consistency qualification that may result from a change in the method used to prepare the financial statements as to which such accountants concur), including without limitation as to the scope of such audit or status as a “going concern” of any Loan Party or any Significant Subsidiary. Any financial statements required to be delivered pursuant to Sections 8.12(a) or 8.12(b) above shall be deemed to have been furnished to the Administrative Agent (x) on the date that the Parent’s corresponding financial statements or other information are posted on the Parent’s website, or (y) on which such documents are posted on the Borrower’s behalf on an Internet or intranet website, if any, to which the Administrative Agent has access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that, the Borrower shall, upon request, provide electronic versions of such documents to the Administrative Agent by electronic mail. 8.13 Certificates; Notices; Additional Information. The Loan Parties will furnish or cause to be furnished to the Administrative Agent (for further distribution to the Lenders): (a) Certificate of the Parent. Concurrently with the financial statements furnished to the Administrative Agent and to the Lenders pursuant to Sections 8.12(a) [Quarterly Financial Statements] and 8.12(b) [Annual Financial Statements], a certificate (each, a “Compliance Certificate”) of the Parent signed by an Authorized Officer of the Parent, in the form of Exhibit F. (b) Default. Promptly after any officer of any Loan Party has learned of the occurrence of an Event of Default or Potential Default, a certificate signed by an Authorized Officer setting forth the details of such Event of Default or Potential Default, including all specific

NAI-1541530846v16 104 provisions of this Agreement and any other Loan Document that have been breached, and the action which such Loan Party proposes to take with respect thereto. (c) Material Adverse Change. Promptly after any officer of any Loan Party has learned of any matter that could reasonably be expected to result in a Material Adverse Change, including (i) breach or non-performance of or any default under any contract that could reasonably be expected to result in a Material Adverse Change or (ii) any dispute, litigation, action, suit, proceeding or investigation before or by any Official Body or any other Person against any Loan Party or Subsidiary of any Loan Party or of any material development in any litigation or proceeding affecting a Loan Party or any Subsidiary of a Loan Party that could reasonably be expected to result in a Material Adverse Change, written notice thereof accompanied by a statement of an Authorized Officer of the Borrower or the applicable Loan Party setting forth details of the occurrence referred to therein and stating what action the Borrower or the applicable Loan Party has taken and proposes to take with respect thereto. (d) Material ERISA Event. Immediately upon the occurrence of any ERISA Event, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Change, notice in writing setting forth the details thereof and the action which the Borrower proposes to take with respect thereto. (e) Debt Rating. Promptly, any announcement by S&P, Fitch or Moody’s of any change in a Debt Rating. (f) Other Information. Such other reports and information regarding the operations, business affairs and financial condition of the Loan Parties or any of their respective Subsidiaries as the Administrative Agent or any Lender through the Administrative Agent may from time to time reasonably request in good faith (other than any such information (x) that constitutes non-financial trade secrets or non-financial proprietary information, (y) in respect of which disclosure to the Administrative Agent or any Lender (or their respective representatives or contractors) is prohibited by any laws, rules, regulations or orders or any Official Body or any binding agreement (not created in contemplation thereof) or (z) that is subject to attorney-client or similar privilege or constitutes attorney work product; provided that, in each case of clauses (x), (y) and (z), the Loan Parties shall provide the Administrative Agent or any Lender through the Administrative Agent, as applicable, with notice that information is being withheld due to the existence of such confidentiality obligation or privilege). 8.14 Certificate of Beneficial Ownership and Other Additional Information. Provide to the Administrative Agent (for further distribution to the Lenders): (i) promptly following the reasonable request therefor, confirmation of the accuracy of the information set forth in the most recent Certificate of Beneficial Ownership provided to the Administrative Agent (for further distribution to the Lenders); (ii) a new Certificate of Beneficial Ownership, in form and substance acceptable to the Administrative Agent, when the individual(s) to be identified as a Beneficial Owner have changed; and (iii) such other information and documentation as may reasonably be requested by the Administrative Agent or any Lender through the Administrative Agent from time to time for purposes of compliance by the Administrative Agent or such Lender with applicable Laws (including without limitation the USA PATRIOT Act and other “know your customer” and

NAI-1541530846v16 105 anti-money laundering rules and regulations), and any policy or procedure implemented by the Administrative Agent or such Lender to comply therewith. ARTICLE 9 NEGATIVE COVENANTS Each Loan Party hereby covenants and agrees that until the Facility Termination Date: 9.1 Subsidiary Indebtedness. The Loan Parties will not permit any of the Parent’s Subsidiaries (other than the Borrower) to at any time create, incur, assume or suffer to exist any Indebtedness, except: (a) Indebtedness under the Loan Documents; (b) existing Indebtedness; provided, that any such Indebtedness having an aggregate principal amount outstanding on the Closing Date in excess of $5,000,000 shall be described on Schedule 9.1 to the Disclosure Letter (including any refinancings, refundings, extensions, replacements or renewals thereof); provided that there is no increase in the principal amount thereof (except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing, refunding, extension, replacement or renewal and by an amount equal to any existing commitments unutilized at the time of such refinancing, refunding, extension or renewal); (c) Indebtedness incurred with respect to purchase money security interests and capitalized leases; provided that, (i) the principal amount of such Indebtedness does not exceed the lesser of the actual cost or the fair market value of the property being acquired on the date of such acquisition and (ii) the Liens securing such Indebtedness (A) do not at any time encumber any property other than the property financed by such Indebtedness (together with any additions, accessions, parts, improvements and attachments thereto and proceeds thereof) and (B) attach to such property being acquired concurrently with or within one hundred eighty (180) days after the acquisition thereof; (d) Indebtedness of (i) a Loan Party to another Loan Party, (ii) any Subsidiary that is not a Loan Party to any other Subsidiary that is not a Loan Party, (iii) any Loan Party to a Subsidiary that is not a Loan Party and (iv) any Subsidiary to a Loan Party; (e) any (i) Lender Provided Interest Rate Hedge, (ii) Lender Provided Foreign Currency Hedge, (iii) other Interest Rate Hedge or Foreign Currency Hedge or (iv) Indebtedness under any Other Lender Provided Financial Service Product; provided however, the Loan Parties and their Subsidiaries shall enter into an Interest Rate Hedge or Foreign Currency Hedge only in the ordinary course of business and for hedging (rather than speculative) purposes; (f) Indebtedness of any Person that becomes a Subsidiary after the date hereof pursuant to an Acquisition; provided, that, such Indebtedness exists at the time such Person becomes a Subsidiary and is not created in contemplation of or in connection with such Person becoming a Subsidiary;

NAI-1541530846v16 106 (g) Guarantees by any Subsidiary of Indebtedness of the Borrower or any other Subsidiary; (h) Indebtedness of any Subsidiary as an account party in respect of trade or standby letters of credit, bank guarantees and bankers’ acceptances and any guarantees of such Indebtedness of another Subsidiary; (i) Indebtedness with respect to surety, appeal, indemnity, performance or other similar bonds in the ordinary course of business or with respect to agreements providing for indemnification, adjustment of purchase price, earn-out payments, earnest money or similar obligations in connection with any Acquisitions or Asset Dispositions permitted by Section 9.3 [Liquidations, Mergers, Consolidations, Dispositions, Etc.]; (j) Indebtedness arising from (i) corporate credit cards, (ii) the honoring of a check, draft or similar instrument against insufficient funds or (iii) the endorsement of instruments for collection, in each case of clauses (i), (ii) and (iii), in the ordinary course of business; (k) customer deposits and advance payments received in the ordinary course of business from customers for goods or services purchased in the ordinary course of business; (l) (i) Indebtedness consisting of the financing of insurance premiums, or (ii) take-or-pay obligations contained in supply agreements; and (m) additional Indebtedness of any Subsidiary, so long as at the time of and after giving effect to the incurrence of such Indebtedness, the aggregate principal amount of the sum of (i) all such Indebtedness permitted pursuant to this clause (m) and (ii) all obligations secured by Liens permitted pursuant to clause (l) of the definition of Permitted Liens (without duplication in the case of Liens securing Indebtedness permitted pursuant to this clause (m)), does not at any time exceed an amount equal to the greater of $750,000,000 and 15% of Consolidated Total Assets; and 9.2 Liens. Such Loan Party will not, and will not permit any of its Subsidiaries to, at any time create, incur, assume or suffer to exist any Lien on any of its property or assets, tangible or intangible, now owned or hereafter acquired, or agree or become liable to do so, except Permitted Liens. 9.3 Liquidations, Mergers, Consolidations, Dispositions, Etc. Such Loan Party will not dissolve, liquidate or wind-up its affairs, or merge or consolidate with any other Person or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or substantially all of its assets or all or substantially all of the assets of or the Equity Interests in its Subsidiaries taken as a whole (in each case, whether now owned or hereafter acquired); provided that (a) any Subsidiary or Person (in each case, other than the Borrower) may consolidate or merge into, or liquidate into the Parent or the Borrower in a transaction in which the Parent or the Borrower, as applicable, is the surviving entity, (b) [reserved], (c) any Subsidiary (other than the Borrower) may consolidate or merge into, or liquidate into any other Subsidiary or any other Person if the surviving Person is a Subsidiary, (d) any Subsidiary (other than the Borrower) may sell, transfer, lease or otherwise dispose of its assets to the Borrower or another Subsidiary or (e) any Subsidiary (other than the Borrower) may liquidate or dissolve if the Loan Parties determine

NAI-1541530846v16 107 in good faith that such liquidation or dissolution is in the best interest of the Loan Parties and is not materially disadvantageous to the Lenders. 9.4 Maximum Consolidated Net Leverage Ratio. The Loan Parties will not permit the Consolidated Net Leverage Ratio to exceed 3.75:1.00 at any time; provided that, at the Borrower’s written election in accordance with the definition of “Qualified Acquisition”, during the first four consecutive fiscal quarters ended immediately following the consummation of any Qualified Acquisition (including the fiscal quarter in which such Qualified Acquisition occurs), the maximum Consolidated Net Leverage Ratio shall increase to 4.50:1.00 (an “Adjusted Leverage Ratio Period”); provided, further, that, following any Adjusted Leverage Ratio Period, the maximum Consolidated Net Leverage Ratio shall be 3.75:1.00 for at least the two full consecutive fiscal quarters following such Adjusted Leverage Ratio Period before the maximum Consolidated Net Leverage Ratio may be increased as a result of a subsequent Qualified Acquisition. DEFAULT 10.1 Events of Default. An Event of Default means the occurrence or existence of any one or more of the following events or conditions (whatever the reason therefor and whether voluntary, involuntary or effected by operation of Law): (a) Payments Under Loan Documents. The Parent or the Borrower shall fail to pay, when and as required to be paid herein, and in the Currency required hereunder, (i) any principal of any Loan (including mandatory prepayments or the payment due at maturity), Reimbursement Obligation or Letter of Credit Obligation; or (ii) within five (5) Business Days after the same becomes due, any interest on any Loan, Reimbursement Obligation or Letter of Credit Obligation or any fee or other amount owing hereunder or under the other Loan Documents; provided, however, if such failure was due to the Administrative Agent’s or any Lender’s failure to send out a correct notice of amounts due, the Loan Parties shall have two (2) Business Days from receipt of such corrected notice to make such payment; or (b) Breach of Warranty. Any representation or warranty made or deemed made at any time by any of the Loan Parties herein or by any of the Loan Parties in any other Loan Document, or in any certificate, other instrument or statement furnished pursuant to the provisions hereof or thereof, shall prove to have been false or misleading in any material respect as of the time it was made, deemed made or furnished; or (c) Breach of Certain Covenants. Any of the Loan Parties shall default in the observance or performance of any covenant contained in Section 8.1 [Preservation of Existence, etc.] (with respect to any Loan Party’s existence), Section 8.7(b), Section 8.9 [Anti-Corruption Laws, Anti-Money Laundering Laws, and International Trade Laws], Section 8.13(b) [Default] or Article 9 [Negative Covenants]; or (d) Breach of Other Covenants. Any of the Loan Parties shall default in the observance or performance of any other covenant, condition or provision hereof or of any other Loan Document and such default shall continue unremedied for a period of thirty (30) days; or (e) Defaults in Other Agreements or Indebtedness. A breach, default or event of default shall occur at any time under the terms of any one or more other agreements involving

NAI-1541530846v16 108 borrowed money or the extension of credit or any other Indebtedness under which any Loan Party or Subsidiary of any Loan Party may be obligated as a borrower or guarantor in an aggregate principal amount (for all such agreements) in excess of $200,000,000, and such breach, default or event of default either (i) consists of the failure to pay (beyond any period of grace permitted with respect thereto) any such Indebtedness when due (whether at stated maturity, by acceleration or otherwise) or (ii) causes, or permits the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such guarantee (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity, or such guarantee to become payable or cash collateral in respect thereof to be demanded and such event or condition remains unremedied or has not been waived (including in the form of an amendment) by the holder or holders of such Indebtedness; provided that this clause (e) shall not apply to (x) secured Indebtedness that becomes due as a result of the sale or transfer of the property or assets securing such Indebtedness, or (y) any redemption, repurchase, conversion or settlement with respect to any convertible debt security pursuant to its terms unless such redemption, repurchase, conversion or settlement results from a default thereunder or an event of the type that constitutes an Event of Default or (z) any early payment requirement or unwinding or termination with respect to any currency swap agreement, interest rate swap, cap, collar or floor agreement or other interest rate currency risk management device; or (f) Final Judgments or Orders. Any final judgments or orders for the payment of money in excess of $200,000,000 in the aggregate shall be entered against any Loan Party by a court having jurisdiction in the premises, and with respect to which either (i) enforcement proceedings are commenced by any creditor upon such judgment or order, or (ii) there is a period of sixty (60) consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, is not in effect; or (g) Loan Document Unenforceable. Subject to the Legal Reservations, any of the Loan Documents shall cease to be legal, valid and binding agreements enforceable against the party executing the same or such party’s successors and assigns (as permitted under the Loan Documents) in accordance with the respective terms thereof or shall in any way be terminated (except in accordance with its terms) or become or be declared ineffective or inoperative or shall in any way be challenged or contested by any Loan Party in writing; or (h) [Reserved]; or (i) ERISA Events. An ERISA Event shall have occurred that, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Change; or (j) Change of Control. A Change of Control shall occur; or (k) Relief Proceedings; Solvency; Attachment. Either (i) a Relief Proceeding shall have been instituted against any Loan Party or a Significant Subsidiary of a Loan Party or a substantial part of the assets of any Loan Party or Significant Subsidiary and such Relief Proceeding shall remain undismissed or unstayed and in effect for a period of sixty (60)

NAI-1541530846v16 109 consecutive days or such court shall enter a decree or order granting any of the relief sought in such Relief Proceeding, (ii) any Loan Party or Significant Subsidiary of a Loan Party institutes, or takes any action in furtherance of, a Relief Proceeding, (iii) any Loan Party or any Significant Subsidiary of a Loan Party ceases to be Solvent or admits in writing its inability to pay its debts as they mature or (iv) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of any Loan Party or any Significant Subsidiary of any Loan Party and is not released, vacated or fully bonded within sixty (60) days after its issue or levy. 10.2 Consequences of Event of Default. (a) Generally. If any Event of Default specified under Section 10.1 [Events of Default] shall occur and be continuing, the Lenders and the Administrative Agent shall be under no further obligation to make Loans and the Issuing Lender shall be under no obligation to issue Letters of Credit and the Administrative Agent may, and upon the request of the Required Lenders shall, take any or all of the following actions: (i) declare the commitment of each Lender to make Loans and any obligation of the Issuing Lender to issue, amend or extend Letters of Credit to be terminated, whereupon such commitments and obligation shall be terminated; (ii) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Loan Parties; (iii) require the Borrower to, and the Borrower shall thereupon, deposit in a non-interest-bearing account with the Administrative Agent, as Cash Collateral for its Obligations under the Loan Documents, an amount equal to the Dollar Equivalent of the maximum amount currently or at any time thereafter available to be drawn on all outstanding Letters of Credit, and the Borrower hereby pledges to the Administrative Agent, and grants to the Administrative Agent a security interest in, all such cash as security for such Obligations; and (iv) exercise on behalf of itself, the Lenders and the Issuing Lender all rights and remedies available to it, the Lenders and the Issuing Lender under the Loan Documents; provided that upon the occurrence of an Event of Default under Section 10.1(k) [Relief Proceedings; Solvency; Attachment], the obligation of each Lender to make Loans and any obligation of the Issuing Lender to issue, amend or extend any Letter of Credit shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of the Borrower to provide cash collateral as specified in clause (iii) above shall automatically become effective, in each case without further act of the Administrative Agent or any Lender.

NAI-1541530846v16 110 (b) Set-off. If an Event of Default shall have occurred and be continuing, each Lender, the Issuing Lender, and each of their respective Affiliates and any participant of such Lender or Affiliate which has agreed in writing to be bound by the provisions of Section 5.5 [Sharing of Payments by Lenders], after obtaining the prior written consent of the Administrative Agent, is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, the Issuing Lender or any such Affiliate or participant to or for the credit or the account of any Loan Party against any and all of the Obligations of such Loan Party now or hereafter existing under this Agreement or any other Loan Document to such Lender, the Issuing Lender, Affiliate or participant, irrespective of whether or not such Lender, Issuing Lender, Affiliate or participant shall have made any demand under this Agreement or any other Loan Document and although such Obligations of the Borrower or such Loan Party may be contingent or unmatured or are owed to a branch or office of such Lender or the Issuing Lender different from the branch or office holding such deposit or obligated on such Indebtedness, provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.9 [Defaulting Lenders] and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, the Issuing Lenders, and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender, the Issuing Lender and their respective Affiliates and participants under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, the Issuing Lender or their respective Affiliates and participants may have. Each Lender and the Issuing Lender agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application; and (c) Enforcement of Rights and Remedies. Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at Law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with this Section 10.2 for the benefit of all the Lenders and the Issuing Lender; provided that the foregoing shall not prohibit (i) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (ii) the Issuing Lender or the Swingline Loan Lender from exercising the rights and remedies that inure to its benefit (solely in its capacity as the Issuing Lender or Swingline Loan Lender, as the case may be) hereunder and under the other Loan Documents, (iii) any Lender from exercising setoff rights in accordance with Section 10.2(b) [Set-Off] (subject to the terms of Section 5.5 [Sharing of Payments by Lenders]), or (iv) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any Insolvency Proceeding; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (A) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to this Section 10.2(c), and (B) in addition

NAI-1541530846v16 111 to the matters specified in clauses (ii), (iii) and (iv) of the preceding proviso and subject to Section 5.5 [Sharing of Payments by Lenders], any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders. 10.3 Application of Proceeds. From and after the date on which the Administrative Agent has taken any action pursuant to Section 10.2 [Enforcement of Rights and Remedies] (or after the Loans have automatically become immediately due and payable and the Letter of Credit Obligations have automatically been required to be Cash Collateralized as specified in the proviso to Section 10.2(a)) and until the Facility Termination Date, any and all proceeds received on account of the Obligations shall (subject to Sections 2.9 [Defaulting Lenders] and 10.2(a)(iii) [Generally]) be applied as follows: (a) First, to payment of that portion of the Obligations constituting fees (other than Letter of Credit Fees), indemnities, expenses and other amounts, including attorney fees, payable to the Administrative Agent in its capacity as such, the Issuing Lender in its capacity as such and the Swingline Loan Lender in its capacity as such, ratably among the Administrative Agent, the Issuing Lender and Swingline Loan Lender in proportion to the respective amounts described in this clause First payable to them; (b) Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal, interest and Letter of Credit Fees) payable to the Lenders under the Loan Documents, including attorney fees, ratably among the Lenders in proportion to the respective amounts described in this clause Second payable to them; (c) Third, to payment of that portion of the Obligations constituting accrued and unpaid Letter of Credit Fees and interest on the Loans and Reimbursement Obligations, ratably among the Lenders and the Issuing Lender in proportion to the respective amounts described in this clause Third payable to them; (d) Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans, Reimbursement Obligations and payment obligations then owing under Lender Provided Interest Rate Hedges, Lender Provided Foreign Currency Hedges, and Other Lender Provided Financial Service Products, ratably among the Lenders, the Issuing Lender, the applicable Cash Management Banks and the applicable Hedge Banks, in proportion to the respective amounts described in this clause Fourth held by them; (e) Fifth, to the Administrative Agent for the account of the Issuing Lender, to Cash Collateralize any undrawn amounts under outstanding Letters of Credit (to the extent not otherwise cash collateralized pursuant to this Agreement); and (f) Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by Law. Amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Fifth above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as cash collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order specified above.

NAI-1541530846v16 112 Notwithstanding anything to the contrary in this Section 10.3, no Swap Obligations of any Non- Qualifying Party shall be paid with amounts received from such Non-Qualifying Party under its Guaranty Agreement (including sums received as a result of the exercise of remedies with respect to such Guaranty Agreement) if such Swap Obligations would constitute Excluded Hedge Liabilities. In addition, notwithstanding the foregoing, Obligations arising under Lender Provided Interest Rate Hedges, Lender Provided Foreign Currency Hedges, and Other Lender Provided Financial Service Products shall be excluded from the application described above if the Administrative Agent has not received written notice thereof, together with such supporting documentation, as the Administrative Agent may reasonably request, from the applicable Cash Management Bank or Hedge Bank, as the case may be. Each Cash Management Bank or Hedge Bank not a party to the Agreement that has given the notice contemplated by the preceding sentence shall, by such notice, be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of Article 11 hereof for itself and its Affiliates as if a “Lender” party hereto. ARTICLE 11 THE ADMINISTRATIVE AGENT 11.1 Appointment and Authority. Each of the Lenders and the Issuing Lender hereby irrevocably appoints PNC Bank, National Association to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Administrative Agent, the Lenders and the Issuing Lender, and neither the Borrower nor any other Loan Party shall have rights as a third-party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties. 11.2 Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for, and generally engage in any kind of business with, the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders. 11.3 Exculpatory Provisions. (a) The Administrative Agent shall not have any duties or obligations except those expressly specified herein and in the other Loan Documents, and its duties hereunder shall

NAI-1541530846v16 113 be administrative in nature. Without limiting the generality of the foregoing, the Administrative Agent: (i) shall not be subject to any fiduciary or other implied duties, regardless of whether a Potential Default or Event of Default has occurred and is continuing; (ii) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents); provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable Law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; and (iii) shall not, except as expressly specified herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity. (b) The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 12.1 [Modifications; Amendments or Waivers] and 10.2 [Consequences of Event of Default]), or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment. The Administrative Agent shall be deemed not to have knowledge of any Potential Default or Event of Default unless and until notice describing such Potential Default or Event of Default is given to the Administrative Agent in writing by the Borrower, a Lender or an Issuing Lender. (c) The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions specified herein or therein or the occurrence of any Potential Default or Event of Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition specified in Article 7 [Conditions of Lending and Issuance of Letters of Credit] or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

NAI-1541530846v16 114 11.4 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance, extension, renewal or increase of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or the Issuing Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender or Issuing Lender unless the Administrative Agent shall have received notice to the contrary from such Lender or the Issuing Lender prior to the making of such Loan or the issuance of such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. 11.5 Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the Facilities as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents. 11.6 Resignation of Administrative Agent. (a) The Administrative Agent may at any time give notice of its resignation to the Lenders, the Issuing Lender and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Borrower (so long as no Potential Default or Event of Default has occurred and is continuing), to appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to), on behalf of the Lenders and the Issuing Lender, appoint a successor Administrative Agent meeting the qualifications specified above; provided that in no event shall any such successor Administrative Agent be a Defaulting Lender. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date. (b) If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders may, to the extent permitted

NAI-1541530846v16 115 by applicable Law, by notice in writing to the Borrower and such Person remove such Person as Administrative Agent and, in consultation with the Borrower, appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date. (c) With effect from the Resignation Effective Date or the Removal Effective Date (as applicable) (i) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents and (ii) except for any indemnity payments owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and Issuing Lender directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring or removed Administrative Agent (other than any rights to indemnity payments owed to the retiring or removed Administrative Agent), and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article and Section 12.3 [Expense; Indemnity; Damage Waiver] shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Administrative Agent was acting as Administrative Agent. 11.7 Non-Reliance on Administrative Agent and Other Lenders. Each Lender and the Issuing Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender and Issuing Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. Each Lender and each Issuing Lender represents and warrants that (i) the Loan Documents set forth the terms of a commercial lending facility and certain other facilities as set forth herein and (ii) it is engaged in making, acquiring or holding commercial loans, issuing or participating in letters of credit or providing other similar facilities in the ordinary course and is entering into this Agreement as a Lender or Issuing Lender for the purpose of making, acquiring or holding commercial loans, issuing or participating in letters of credit and providing other facilities as set forth herein and not for the purpose of purchasing, acquiring or holding any other type of financial instrument, and each Lender and each Issuing Lender agrees not to assert a claim in contravention of the foregoing. Each Lender and each Issuing Lender represents and warrants that it is sophisticated with respect to decisions to make, acquire or hold commercial

NAI-1541530846v16 116 loans, issue or participate in letters of credit and to provide other facilities set forth herein, as may be applicable to such Lender or such Issuing Lender, and either it, or the Person exercising discretion in making its decision to make, acquire or hold such commercial loans, issue or participate in letters of credit or to provide such other facilities, is experienced in making, acquiring or holding commercial loans, issuing or participating in letters of credit or providing such other facilities. 11.8 No Other Duties, Etc. Anything herein to the contrary notwithstanding, none of the bookrunners or arrangers listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, a Lender or an Issuing Lender hereunder. 11.9 Administrative Agent’s Fee. The Borrower shall pay to the Administrative Agent a nonrefundable fee (the “Administrative Agent’s Fee”), in Dollars, under the terms of a letter (the “Administrative Agent’s Letter”) between the Borrower and Administrative Agent, as amended from time to time. 11.10 Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan or Letter of Credit Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise: (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, Letter of Credit Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the Issuing Lender and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the Issuing Lender and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the Issuing Lender and the Administrative Agent under Sections 2.8(b) [Letter of Credit Fees] and 12.3 [Expenses; Indemnity; Damage Waiver]) allowed in such judicial proceeding; and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and the Issuing Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders and the Issuing Lender, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Section 12.3 [Expenses; Indemnity; Damage Waiver].

NAI-1541530846v16 117 11.11 [Reserved]. 11.12 No Reliance on Administrative Agent’s Customer Identification Program. Each Lender acknowledges and agrees that neither such Lender, nor any of its Affiliates, participants or assignees, may rely on the Administrative Agent to carry out such Lender’s, Affiliate’s, participant’s or assignee’s customer identification program, or other obligations required or imposed under or pursuant to the USA PATRIOT Act or the regulations thereunder, including the regulations contained in 31 CFR 103.121 (as hereafter amended or replaced, the “CIP Regulations”), or any other Anti-Money Laundering Law, any Anti-Corruption Law or any International Trade Law, including any programs involving any of the following items relating to or in connection with any of the Loan Parties, their Affiliates or their agents, the Loan Documents or the transactions hereunder or contemplated hereby: (i) any identity verification procedures, (ii) any recordkeeping, (iii) comparisons with government lists, (iv) customer notices or (v) other procedures required under the CIP Regulations or such other Laws. 11.13 Lender Provided Interest Rate Hedges, Lender Provided Foreign Currency Hedges and Other Lender Provided Financial Service Products. Except as otherwise expressly specified herein, no Cash Management Bank or Hedge Bank that obtains the benefits of Section 10.3 [Application of Proceeds] or the Guaranty Agreement by virtue of the provisions hereof or of the Guaranty Agreement or any Loan Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Article 11 to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Obligations arising under Lender Provided Interest Rate Hedges, Lender Provided Foreign Currency Hedges and/or Other Lender Provided Financial Service Products unless the Administrative Agent has received written notice of such Obligations, together with such supporting documentation as the Administrative Agent may request, from the applicable Cash Management Bank or Hedge Bank, as the case may be. 11.14 Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and any Lead Arranger and their respective Affiliates and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments or this Agreement, (ii) the prohibited transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent

NAI-1541530846v16 118 qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91- 38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and any Lead Arranger and their respective Affiliates and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that none of the Administrative Agent or any Lead Arranger or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto). 11.15 Erroneous Payments. (a) If the Administrative Agent notifies a Lender or the Issuing Lender, or any Person who has received funds on behalf of a Lender or the Issuing Lender (any such Lender, Issuing Lender or other recipient, a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds received by such Payment Recipient from the Administrative Agent or any of its Affiliates were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender, Issuing

NAI-1541530846v16 119 Lender or other Payment Recipient on its behalf) (any such funds, whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and demands the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Administrative Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of the Administrative Agent, and such Lender or the Issuing Lender shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two Business Days thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Overnight Bank Funding Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Administrative Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error. (b) Without limiting immediately preceding clause (a), each Lender, the Issuing Lender or any Person who has received funds on behalf of a Lender or the Issuing Lender, hereby further agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates), or (z) that such Lender, the Issuing Lender or other such recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part) in each case: (i) (A) in the case of immediately preceding clauses (x) or (y), an error shall be presumed to have been made (absent written confirmation from the Administrative Agent to the contrary) or (B) an error has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and (ii) such Lender or the Issuing Lender shall (and shall cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within one Business Day of its knowledge of such error) notify the Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Administrative Agent pursuant to this Section 11.15(b). (c) Each Lender or the Issuing Lender hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Lender or the Issuing Lender under any Loan Document, or otherwise payable or distributable by the Administrative Agent to such Lender or the Issuing Lender from any source, against any amount due to the Administrative Agent under immediately preceding clause (a) or under the indemnification provisions of this Agreement.

NAI-1541530846v16 120 (d) In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor by the Administrative Agent in accordance with immediately preceding clause (a), from any Lender or Issuing Lender that has received such Erroneous Payment (or portion thereof) (and/or from any Payment Recipient who received such Erroneous Payment (or portion thereof) on its respective behalf) (such unrecovered amount, an “Erroneous Payment Return Deficiency”), upon the Administrative Agent’s notice to such Lender or Issuing Lender at any time, (i) such Lender or Issuing Lender shall be deemed to have assigned its Loans (but not its Commitments) of the relevant Class with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Class”) in an amount equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Loans (but not Commitments) of the Erroneous Payment Impacted Class, the “Erroneous Payment Deficiency Assignment”) at par plus any accrued and unpaid interest (with the assignment fee to be waived by the Administrative Agent in such instance), and is hereby (together with the Borrower) deemed to execute and deliver an Assignment and Assumption Agreement with respect to such Erroneous Payment Deficiency Assignment, and such Lender or Issuing Lender shall deliver any Notes evidencing such Loans to the Borrower or the Administrative Agent, (ii) the Administrative Agent as the assignee Lender shall be deemed to acquire the Erroneous Payment Deficiency Assignment, (iii) upon such deemed acquisition, the Administrative Agent as the assignee Lender shall become a Lender or Issuing Lender, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment and the assigning Lender or assigning Issuing Lender shall cease to be a Lender or Issuing Lender, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment, excluding, for the avoidance of doubt, its obligations under the indemnification provisions of this Agreement and its applicable Commitments which shall survive as to such assigning Lender or assigning Issuing Lender and (iv) the Administrative Agent may reflect in the Register its ownership interest in the Loans subject to the Erroneous Payment Deficiency Assignment. The Administrative Agent may, in its discretion, sell any Loans acquired pursuant to an Erroneous Payment Deficiency Assignment and upon receipt of the proceeds of such sale, the Erroneous Payment Return Deficiency owing by the applicable Lender or Issuing Lender shall be reduced by the net proceeds of the sale of such Loan (or portion thereof), and the Administrative Agent shall retain all other rights, remedies and claims against such Lender or Issuing Lender (and/or against any recipient that receives funds on its respective behalf). For the avoidance of doubt, no Erroneous Payment Deficiency Assignment will reduce the Commitments of any Lender or Issuing Lender and such Commitments shall remain available in accordance with the terms of this Agreement. In addition, each party hereto agrees that, except to the extent that the Administrative Agent has sold a Loan (or portion thereof) acquired pursuant to an Erroneous Payment Deficiency Assignment, and irrespective of whether the Administrative Agent may be equitably subrogated, the Administrative Agent shall be contractually subrogated to all the rights and interests of the applicable Lender or the Issuing Lender under the Loan Documents with respect to each Erroneous Payment Return Deficiency (the “Erroneous Payment Subrogation Rights”). (e) The parties hereto agree that an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower or any other Loan Party, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from the Borrower or any other Loan Party for the purpose of making such Erroneous Payment.

NAI-1541530846v16 121 (f) To the extent permitted by applicable Law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment received, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine. (g) Each party’s obligations, agreements and waivers under this Section 11.15 shall survive the resignation or replacement of the Administrative Agent, the termination of the Commitments and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document. ARTICLE 12 MISCELLANEOUS 12.1 Modifications, Amendments or Waivers. With the written consent of the Required Lenders (or as expressly provided by Section 2.11 [Incremental Loans]), the Administrative Agent, acting on behalf of all the Lenders, and the Borrower, on behalf of the Loan Parties, may from time to time enter into written agreements amending or changing any provision of this Agreement or any other Loan Document or the rights of the Lenders or the Loan Parties hereunder or thereunder, or may grant written waivers or consents hereunder or thereunder. Any such agreement, waiver or consent made with such written consent shall be effective to bind all the Lenders and the Loan Parties; provided, that no such agreement, waiver or consent may be made which will: (a) Increase of Commitment. Increase the amount of the Revolving Credit Commitment of any Lender hereunder without the consent of such Lender; (b) Extension of Payment; Reduction of Principal, Interest or Fees; Modification of Terms of Payment. Whether or not any Loans are outstanding, extend the Expiration Date or the scheduled time for payment of principal or interest of any Loan (excluding the due date of any mandatory prepayment of a Loan), the Commitment Fee or any other fee payable to any Lender, or reduce the principal amount of or the stated rate of interest borne by any Loan (other than as a result of waiving the applicability of any post-default increase in interest rates) or reduce the stated rate of the Commitment Fee or any other fee payable to any Lender, without the consent of each Lender directly affected thereby (provided that any amendment or modification of defined terms used in the financial covenants of this Agreement shall not constitute a reduction in the stated rate of interest or fees for purposes of this clause (b)); (c) Release of Parent. Release of the Parent from its Obligations under the Guaranty Agreement without the consent of all Lenders (other than Defaulting Lenders); (d) Miscellaneous. Amend Section 5.4 [Pro Rata Treatment of Lenders], Section 11.3 [Exculpatory Provisions], Section 5.5 [Sharing of Payments by Lenders], Section 10.3 [Application of Proceeds] or this Section 12.1, alter any other provision regarding the pro rata treatment of the Lenders or requiring all Lenders to authorize the taking of any action or reduce

NAI-1541530846v16 122 any percentage specified in the definition of Required Lenders or alter the definition of Alternative Currency, in each case, without the consent of all of the Lenders; or (e) Subordination. Effectuate the subordination of any Obligations in contractual right of payment to any other Indebtedness or other obligations without the consent of all Lenders; provided that (i) no agreement, waiver or consent which would modify the interests, rights or obligations of the Administrative Agent, the Issuing Lender, or the Swingline Loan Lender may be made without the written consent of the Administrative Agent, the Issuing Lender or the Swingline Loan Lender, as applicable, and (ii) each of the Administrative Agent’s Letter and the Joint Lead Arranger Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto, and provided, further that, if in connection with any proposed waiver, amendment or modification referred to in Sections 12.1(a) through (e) above, there is a Non-Consenting Lender, then the Borrower shall have the right to replace any such Non- Consenting Lender with one or more replacement Lenders pursuant to Section 5.13 [Replacement of a Lender]. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitment of any Defaulting Lender may not be increased or extended without the consent of such Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender disproportionately adversely relative to other affected Lenders shall require the consent of such Defaulting Lender. Notwithstanding any provision herein to the contrary, this Agreement may be amended to extend the Expiration Date with respect to the Revolving Credit Commitments of Lenders that agree to such extension with respect to their Revolving Credit Commitments with the written consent of each such approving Lender, the Administrative Agent and the Borrower (and no other Lender) and, in connection therewith, to provide for different rates of interest and fees with respect to the portion of the Revolving Credit Commitments with an Expiration Date so extended; provided that in each such case any such proposed extension of the Expiration Date shall have been offered to each Lender with Loans or Commitments, and if the consents of such Lenders exceed the portion of Commitments and Loans the Borrower wishes to extend, such consents shall be accepted on a pro rata basis among the applicable consenting Lenders. In addition, notwithstanding the foregoing, (a) with the consent of the Borrower, the Administrative Agent may amend, modify or supplement any Loan Document without the consent of any Lender or the Required Lenders in order to correct or cure any ambiguity, inconsistency or defect or correct any typographical or ministerial error in any Loan Document (provided that any such amendment, modification or supplement shall not be materially adverse to the interests of the Lenders taken as a whole), and (b) without the consent of any Lender or the Borrower, within a reasonable time after (i) the effective date of any increase or addition to, extension of or decrease from, the Revolving Credit Commitments, or (ii) any assignment by any Lender of some or all of its Revolving Credit Commitments, the Administrative Agent shall, and is hereby authorized to,

NAI-1541530846v16 123 revise Schedule 1.1(B) to reflect such change, whereupon such revised Schedule 1.1(B) shall replace the old Schedule 1.1(B) and become part of this Agreement. 12.2 No Implied Waivers; Cumulative Remedies. No course of dealing and no delay or failure of the Administrative Agent or any Lender in exercising any right, power, remedy or privilege under this Agreement or any other Loan Document shall affect any other or future exercise thereof or operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any further exercise thereof or of any other right, power, remedy or privilege. The enumeration of the rights and remedies of the Administrative Agent and the Lenders specified in this Agreement is not intended to be exhaustive and the exercise by the Administrative Agent and the Lenders of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative, and shall be in addition to any other right or remedy given hereunder or under the other Loan Documents or that may now or hereafter exist at law or in equity or by suit or otherwise. No reasonable delay or failure to take action on the part of the Administrative Agent or any Lender in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any Event of Default. 12.3 Expenses; Indemnity; Damage Waiver. (a) Costs and Expenses. The Parent and the Borrower shall pay (i) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and its Affiliates (including the reasonable and documented fees, charges and disbursements of counsel for the Administrative Agent), and shall pay all fees and time charges and disbursements for attorneys who may be employees of the Administrative Agent, in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable and documented out-of-pocket expenses incurred by the Issuing Lender in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder, (iii) all out-of-pocket expenses incurred by the Administrative Agent, any Lender or the Issuing Lender (including the fees, charges and disbursements of any counsel for the Administrative Agent, any Lender or the Issuing Lender), and shall pay all fees and time charges for attorneys who may be employees of the Administrative Agent, any Lender or the Issuing Lender, in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit, and (iv) all reasonable and documented out-of-pocket expenses of the Administrative Agent’s regular employees and agents engaged periodically to perform audits of the Loan Parties’ books, records and business properties. (b) Indemnification. The Parent and the Borrower shall indemnify the Administrative Agent (and any sub-agent thereof), the Lead Arrangers, each Lender and the Issuing Lender, and each Related Party of any of the foregoing Persons (each such Person being

NAI-1541530846v16 124 called an “Indemnitee”) against, and hold each Indemnitee harmless from (and shall reimburse each Indemnitee as the same are incurred), any and all losses, claims, damages, liabilities and related expenses (including the reasonable and documented fees, charges and disbursements of any counsel for any Indemnitee), and shall indemnify and hold harmless each Indemnitee from all reasonable and documented fees and time charges and disbursements for attorneys who may be employees of any Indemnitee, incurred by any Indemnitee or asserted against any Indemnitee by any Person (including the Borrower, or any other Loan Party, or any affiliate of any such party) other than such Indemnitee and its Related Parties arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by the Issuing Lender to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Parent or any of its Subsidiaries, or any Environmental Liability related in any way to the Parent or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower or any other Loan Party or any affiliate of any such party, and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee. This Section 12.3(b) shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim. (c) Reimbursement by Lenders. To the extent that the Parent or the Borrower for any reason fails to indefeasibly pay any amount required under paragraph (a) or (b) of this Section to be paid by it to the Administrative Agent (or any sub-agent thereof), the Issuing Lender, the Swingline Loan Lender or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), such Issuing Lender, such Swingline Loan Lender or such Related Party, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on each Lender’s Ratable Share at such time) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Lender); provided that with respect to such unpaid amounts owed to the Issuing Lender or the Swingline Loan Lender solely in its capacity as such, only the Lenders with Revolving Credit Commitments shall be required to pay such unpaid amounts, such payment to be made severally among them based on such Lenders’ Ratable Share of the Revolving Credit Facility (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) provided, further, that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent),the Issuing Lender or the Swingline Loan Lender in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent), the Issuing Lender or the Swingline Loan Lender in connection with such capacity. The obligations of the Lenders

NAI-1541530846v16 125 under this paragraph (b) are subject to the provisions of Section 2.2 [Nature of Lenders’ Obligations with Respect to Revolving Credit Loans]. (d) Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable Law, the Loan Parties shall not assert, and hereby waive, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof. No Indemnitee referred to in Section 12.3(a) [Costs and Expenses] shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby, except to the extent such liability or damages are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee. (e) Payments. All amounts due under this Section 12.3 shall be payable not later than ten (10) days after demand therefor. (f) Survival. Each party’s obligations under this Section 12.3 shall survive the termination of the Loan Documents and payment of the obligations hereunder. 12.4 Holidays. Whenever payment of a Loan to be made or taken hereunder shall be due on a day which is not a Business Day, such payment shall be due on the next Business Day (except as otherwise set forth herein) and such extension of time shall be included in computing interest and fees, except that the Loans shall be due on the Business Day preceding the Expiration Date if the Expiration Date is not a Business Day. Whenever any payment or action to be made or taken hereunder (other than payment of the Loans) shall be stated to be due on a day which is not a Business Day, such payment or action shall be made or taken on the next following Business Day, and such extension of time shall not be included in computing interest or fees, if any, in connection with such payment or action. 12.5 Notices; Effectiveness; Electronic Communication. (a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile as follows: (i) if to the Parent or the Borrower, to it at 3930 North First Street, San Jose, CA 95134, Attention of Samantha Harnett, Chief Legal Officer (Email sharnett@logitech.com; Telephone No. (510) 713-4520; (ii) if to the Administrative Agent, to PNC Bank, National Association at 201 Mission Street, 25th Floor, San Francisco, CA 94105, Attention: Matthew Meister, Phone: (415) 569-7113, Email: matthew.meister@pnc.com; with a copy to PNC Bank,

NAI-1541530846v16 126 National Association, 500 First Avenue, Mail Stop: P7-PFSC-04-I, Pittsburgh, PA 15219, Attention: Agency Services, Phone: 412-762-6442; (iii) PNC Bank, National Association at 201 Mission Street, 25th Floor, San Francisco, CA 94105, Attention: Matthew Meister, Phone: (415) 569-7113, Email: matthew.meister@pnc.com; with a copy to PNC Bank, National Association, 500 First Avenue, Mail Stop: P7-PFSC-04-I, Pittsburgh, PA 15219, Attention: Agency Services, Phone: 412-762-6442; (iv) if to a Lender, to it at its address (or facsimile number) specified in its Administrative Questionnaire. Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices delivered through electronic communications, to the extent provided in paragraph (b) below, shall be effective as provided in said paragraph (b). (b) Electronic Communications. Notices and other communications to the Lenders and the Issuing Lender hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender or Issuing Lender pursuant to Article 2 [Revolving Credit and Swingline Loan Facilities] if such Lender or Issuing Lender, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent, the Parent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its e-mail address as described in the foregoing clause (i), of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii) above, if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient. (c) Change of Address, etc. Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto.

NAI-1541530846v16 127 (d) Platform. (i) Each Loan Party agrees that the Administrative Agent may, but shall not be obligated to, make the Communications (as defined below) available to the Issuing Lender and the other Lenders by posting the Communications on the Platform. (ii) The Platform is provided “as is” and “as available.” The Agent Parties (as defined below) do not warrant the adequacy of the Platform and expressly disclaim liability for errors or omissions in the Communications. No warranty of any kind, express, implied or statutory, including, without limitation, any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is made by any Agent Party in connection with the Communications or the Platform. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Borrower or the other Loan Parties, any Lender or any other Person or entity for damages of any kind, including, without limitation, direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise) arising out of the Borrower’s, any Loan Party’s or the Administrative Agent’s transmission of communications through the Platform. “Communications” means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of any Loan Party pursuant to any Loan Document or the transactions contemplated therein which is distributed to the Administrative Agent, any Lender or any Issuing Lender by means of electronic communications pursuant to this Section, including through the Platform. 12.6 Severability. The provisions of this Agreement are intended to be severable. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction. Without limiting the foregoing provisions of this Section, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent, the Issuing Lender or the Swingline Loan Lender, as applicable, then such provisions shall be deemed to be in effect only to the extent not so limited. 12.7 Duration; Survival. All representations and warranties of the Loan Parties contained herein or made in connection herewith shall survive the execution and delivery of this Agreement and the completion of the transactions hereunder, and shall continue in full force and effect until the Facility Termination Date. All covenants and agreements of the Loan Parties contained herein relating to the payment of principal, interest, premiums, additional compensation or expenses and indemnification, including those specified in the Notes, Section 5 [Payments] and Section 12.3 [Expenses; Indemnity; Damage Waiver], shall survive the Facility Termination Date. All other covenants and agreements of the Loan Parties shall continue in full force and effect from and after the Closing Date and until the Facility Termination Date.

NAI-1541530846v16 128 12.8 Successors and Assigns. (a) Successors and Assigns Generally. The provisions of this Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns permitted hereby, except that neither the Borrower nor any other Loan Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of paragraph (b) of this Section, (ii) by way of participation in accordance with the provisions of paragraph (d) of this Section, or (iii) by way of pledge or assignment of a security interest subject to the restrictions of paragraph (e) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in paragraph (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) Assignments by Lenders. Subject to the conditions set forth below, any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that any such assignment shall be subject to the following conditions: (i) Minimum Amounts. (1) in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and the Loans at the time owing to it or contemporaneous assignments to related Approved Funds (determined after giving effect to such assignments) that equal at least the amount specified in paragraph (b)(i)(2) of this Section in the aggregate or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and (2) in any case not described in clause (i)(1) of this Section, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the applicable Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption Agreement with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption Agreement, as of the Trade Date) shall not be less than $5,000,000, in the case of any assignment in respect of the Revolving Credit Commitment of the assigning Lender, unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed).

NAI-1541530846v16 129 (ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loan or the Commitment assigned. (iii) Required Consents. No consent shall be required for any assignment except to the extent required by paragraph (b)(i)(2) of this Section and, in addition: (1) the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (x) an Event of Default has occurred and is continuing at the time of such assignment or (y) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within ten (10) Business Days after having received notice thereof, provided further that any such Affiliate of a Lender, any such Approved Fund or any such other assignee must represent in writing to such Lender and each Loan Party that it is a Swiss Qualifying Bank. For the avoidance of doubt, the consent of the Borrower shall always be required in case the assignment is to a Lender, an Affiliate of a Lender or an Approved Fund that is a Swiss Non-Qualifying Bank (such consent not to be unreasonably withheld, delayed or conditioned; it being understood that such consent will not be deemed to be unreasonably withheld if a proposed assignment would result in a breach of the Swiss Ten Non-Bank Rule and/or the Swiss Twenty Non-Bank Rule; it being further understood that such consent would be deemed unreasonably withheld if the Lenders were making assignments and transfers under this Agreement to up to five (5) Swiss Non-Qualifying Banks and none of the Swiss Non-Qualifying Banks would cause a breach of the Swiss Non-Bank Rules at any time); (2) the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments if such assignment is to a Person that is not a Lender, an Affiliate of such Lender or an Approved Fund with respect to such Lender; (3) the consent of the Issuing Lender and Swingline Loan Lender (such consent not to be unreasonably withheld or delayed) shall be required for any assignment; and (4) no Lender or Issuing Lender shall (x) without the explicit written consent of each Loan Party (for the avoidance of doubt a deemed consent not being sufficient for such purpose), assign all or a portion of its rights or obligations under this Agreement to any Person other than a Person that represents in writing to such Lender or Issuing Lender and each Loan Party that it is a Swiss Qualifying Bank or (y) enter into a Restricted Sub-Participation with any Person, it being understood, however, that participations and other transfers of Lenders’ rights or interests hereunder, to the extent they do not constitute Restricted Sub-

NAI-1541530846v16 130 Participations, shall be permitted so long as they are not prohibited by the other paragraphs of this Section 12.8(b). (iv) Assignment and Assumption Agreement. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption Agreement, together with a processing and recordation fee of $3,500. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. (v) No Assignment to Certain Persons. No such assignment shall be made (A) to any Loan Party or any of the Affiliates or Subsidiaries of any Loan Party or (B) to any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute a Defaulting Lender or a Subsidiary thereof. (vi) No Assignment to Natural Persons. No such assignment shall be made to a natural Person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person). (vii) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto specified herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent, the Issuing Lender, the Swingline Loan Lender and each other Lender hereunder (and interest accrued thereon), and (y) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit and Swingline Loans in accordance with its Ratable Share. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. (viii) Effectiveness; Release. Subject to acceptance and recording thereof by the Administrative Agent pursuant to paragraph (c), from and after the effective date specified in each Assignment and Assumption Agreement, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption Agreement, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption Agreement, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption Agreement covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender

NAI-1541530846v16 131 shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 4.4 [Rate Unascertainable; Etc.], 5.8 [Increased Costs], and 12.3 [Expenses, Indemnity; Damage Waiver] with respect to facts and circumstances occurring prior to the effective date of such assignment; provided, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (d) of this Section. (c) Register. The Administrative Agent, acting solely for this purpose as a non- fiduciary agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption Agreement delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice. (d) Participations. Any Lender may at any time, without the consent of, or notice to, the Loan Parties or the Administrative Agent, sell participations to any Person (other than a natural Person, or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person, or any Loan Party or any of the Affiliates or Subsidiaries of any Loan Party) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and (iii) the Borrower, the Administrative Agent, the Issuing Lender and Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 12.3 [Expenses; Indemnity; Damage Waiver] with respect to any payments made by such Lender to its Participant(s). Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree (other than as is already provided for herein) to any amendment, modification or waiver with respect to Sections 12.1(a) [Increase of Commitment], 12.1(b) [Extension of Payment, Etc.], 12.1(c) [Release of Parent] or 12.1(e) [Subordination] that affects such Participant. The Loan Parties agree that each Participant shall be entitled to the benefits of Sections 4.4 [Rate Unascertainable, Etc.], 5.8 [Increased Costs], 5.9 [Taxes] and 5.10 [Indemnity] (subject to the requirements and limitations therein, including the requirements under Section 5.9(h) [Status of Lenders] (it being understood that the documentation required under Section 5.9(h) [Status of

NAI-1541530846v16 132 Lenders] shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Section 5.13 [Replacement of a Lender] as if it were an assignee under to paragraph (b) of this Section 12.8; and (B) shall not be entitled to receive any greater payment under Sections 5.8 [Increased Costs] or 5.9 [Taxes], with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Borrower’s request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 5.13 [Replacement of a Lender] with respect to any Participant. To the extent permitted by Law, each Participant also shall be entitled to the benefits of Section 10.2(b) [Set-off] as though it were a Lender; provided that such Participant agrees to be subject to Section 5.5 [Sharing of Payments by Lenders] as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non- fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (e) Certain Pledges; Successors and Assigns Generally. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. (f) Cashless Settlement. Notwithstanding anything to the contrary contained in this Agreement, any Lender may exchange, continue or rollover all or a portion of its Loans in connection with any refinancing, extension, loan modification or similar transaction permitted by the terms of this Agreement, pursuant to a cashless settlement mechanism approved by the Borrower, the Administrative Agent and such Lender. (g) Arrangers/Bookrunners. Notwithstanding anything to the contrary contained in this Agreement, the name of any arranger and/or bookrunner listed on the cover page of this Agreement may be changed by the Administrative Agent to the name of any Lender or Lender’s broker-dealer Affiliate, upon written request to the Administrative Agent by any such arranger and/or bookrunner and the applicable Lender or Lender’s broker-deal Affiliate.

NAI-1541530846v16 133 12.9 Confidentiality. (a) General. Each of the Administrative Agent, the Lenders and the Issuing Lender agree to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its Related Parties (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential (with the Administrative Agent, the Lenders and/or Issuing Lender responsible for its Affiliates and its Related Parties compliance with this paragraph)); (b) to the extent required or requested by any regulatory authority purporting to have jurisdiction over such Person or its Related Parties (including any self-regulatory authority, such as the National Association of Insurance Commissioners) (it being understood that the Administrative Agent, the Lenders and the Issuing Lender agree (except with respect to any audit or examination conducted by bank accountants or any governmental bank regulatory authority exercising examination or regulatory authority) (i) to the extent to the extent reasonably practicable and permitted by law, to inform the Loan Parties promptly in advance of any such disclosure and (ii) to use commercially reasonable efforts to ensure that any such Information so disclosed is accorded confidential treatment); (c) to the extent required by applicable Laws or regulations or by any subpoena or similar legal process (it being understood that the Administrative Agent, the Lenders and the Issuing Lender agree (except with respect to any audit or examination conducted by bank accountants or any governmental bank regulatory authority exercising examination or regulatory authority) to the extent to the extent reasonably practicable and permitted by law, to inform the Loan Parties promptly in advance of any such disclosure; (d) to any other party hereto; (e) to the extent necessary or advisable to protect and enforce our rights with respect to this Agreement or any other Loan Document or in connection with the exercise of any remedies hereunder, any action or proceeding relating to this Agreement or the other Loan Documents or the enforcement of its rights hereunder or under the other Loan Documents; (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights and obligations under this Agreement, or (ii) any actual or prospective party (or its Related Parties) to any swap, derivative or other transaction under which payments are to be made by reference to the Borrower and its obligations, this Agreement or payments hereunder; (g) to (i) any Rating Agency on a need-to-know basis in connection with rating the Parent or its Subsidiaries or the Revolving Credit Facility (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential) or (ii) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the Revolving Credit Facility; (h) with the consent of the Borrower; (i) for purposes of establishing a “due diligence” defense; (j) to the extent that such information is independently developed by the Administrative Agent, any Issuing Lender or any Lender or (k) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section, or (y) becomes available to the Administrative Agent, any Lender, any Issuing Lender or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrower. In addition, the Administrative Agent and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry and service providers to the Administrative Agent and the Lenders in connection with the administration of this Agreement, the other Loan Documents, and the Commitments.

NAI-1541530846v16 134 For purposes of this Section, “Information” means all information received from the Parent or any of its Subsidiaries in connection with the transactions contemplated by the Transaction Documents relating to the Parent or any of its Subsidiaries or any of their respective businesses, other than any such information that is available to the Administrative Agent, any Lender or any Issuing Lender on a nonconfidential basis prior to disclosure by the Parent or any of its Subsidiaries; provided that, in the case of information received from the Parent or any of its Subsidiaries after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. For the avoidance of doubt, nothing herein shall prohibit any individual from communicating or disclosing information regarding suspected violations of laws, rules or regulations to a governmental, regulatory or self-regulatory authority. (b) Sharing Information With Affiliates of the Lenders. Each Loan Party acknowledges that from time to time financial advisory, investment banking and other services may be offered or provided to the Borrower or one or more of its Affiliates (in connection with this Agreement or otherwise) by any Lender or by one or more Subsidiaries or Affiliates of such Lender and each of the Loan Parties hereby authorizes each Lender to share any information delivered to such Lender by such Loan Party and its Subsidiaries pursuant to this Agreement with any such Subsidiary or Affiliate of the Lender subject to the provisions of Section 12.9(a) [General]. 12.10 Counterparts; Integration; Effectiveness; Electronic Execution. (a) Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof, including any prior confidentiality agreements and commitments. Except as provided in Article 7 [Conditions Of Lending And Issuance Of Letters Of Credit], this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or e-mail shall be effective as delivery of a manually executed counterpart of this Agreement. (b) Electronic Execution. The words “execution,” “signed,” “signature,” and words of like import in any Loan Document shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State

NAI-1541530846v16 135 Electronic Signatures and Records Act, or any other similar state Laws based on the Uniform Electronic Transactions Act. 12.11 Choice of Law; Submission to Jurisdiction; Waiver of Venue, Service of Process; Waiver of Jury Trial. (a) Governing Law. This Agreement and the other Loan Documents and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement or any other Loan Document (except, as to any other Loan Document, as expressly specified therein) and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the Law of the State of New York. Each Standby Letter of Credit issued under this Agreement shall be subject, as applicable, to the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce (the “ICC”) at the time of issuance (“UCP”) or the rules of the International Standby Practices (ICC Publication Number 590) (“ISP98”), as determined by the Issuing Lender, and each trade Letter of Credit shall be subject to UCP, and in each case to the extent not inconsistent therewith, the Laws of the State of New York of without regard to its conflict of laws principles. The Borrower and each other Loan Party irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the Administrative Agent, any Lender, the Issuing Lender, or any Related Party of the foregoing in any way relating to this Agreement or any other Loan Document or the transactions relating hereto or thereto, in any forum other than the courts of the State of New York sitting in New York County, Borough of Manhattan and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable Law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Nothing in this Agreement or in any other Loan Document shall affect any right that the Administrative Agent, any Lender or any Issuing Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against the Borrower or any other Loan Party or its properties in the courts of any jurisdiction. (b) Waiver of Venue. The Borrower and each other Loan Party irrevocably and unconditionally waives, to the fullest extent permitted by applicable Law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (a) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. (c) Service of Process. Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 12.5 [ Notices; Effectiveness; Electronic

NAI-1541530846v16 136 Communication]. Nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by applicable Law. (d) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. 12.12 Mutual Negotiations. This Agreement and the other Loan Documents are the product of mutual negotiations by the parties thereto and their counsel, and no party shall be deemed the draftsperson of this Agreement or any other Loan Document or any provision hereof or thereof or to have provided the same. Accordingly, in the event of any inconsistency or ambiguity of any provision of this Agreement or any other Loan Document, such inconsistency or ambiguity shall not be interpreted against any party because of such party’s involvement in the drafting thereof. 12.13 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-down and Conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

NAI-1541530846v16 137 (iii) the variation of the terms of such liability in connection with the exercise of the Write-down and Conversion powers of the applicable Resolution Authority. 12.14 USA PATRIOT Act Notice. Each Lender that is subject to the USA PATRIOT Act and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Loan Parties that pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify and record information that identifies the Loan Parties, which information includes the name and address of Loan Parties and other information that will allow such Lender or Administrative Agent, as applicable, to identify the Loan Parties in accordance with the USA PATRIOT Act. The Borrower shall, promptly following a request by the Administrative Agent or any Lender, provide all documentation and other information that the Administrative Agent or such Lender requests in order to comply with its ongoing obligations under applicable “know your customer” and anti- money laundering rules and regulations, including the Act. 12.15 Acknowledgement Regarding any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Swaps or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the Laws of the State of New York and/or of the United States or any other state of the United States): (a) In the event a Covered Entity/Bank/FSI that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the Laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the Laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. (b) As used in this Section 12.15, the following terms have the following meanings:

NAI-1541530846v16 138 “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Covered Entity/Bank/FSI” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b), (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). 12.16 [Reserved]. 12.17 Judgment Currency. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency on the appropriate Business Day preceding that on which final judgment is given. The obligation of each Loan Party in respect of any such sum due from it to the Administrative Agent or any Lender hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the “Agreement Currency”), be discharged only to the extent that on the appropriate Business Day following receipt by the Administrative Agent or such Lender, as the case may be, of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent or such Lender, as the case may be, may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Administrative Agent or any Lender from any Loan Party in the Agreement Currency, such Loan Party agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or such Lender, as the case may be, against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Administrative Agent or any Lender in such Currency, the Administrative Agent or such Lender, as the case may be, agrees to return the amount of any excess to such Loan Party (or to any other Person who may be entitled thereto under Applicable law). [Signature pages follow]

NAI-1541530846v16 [Signature Page to Credit Agreement] IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement as of the day and year first above written. LOGITECH EUROPE S.A. By: Name: Title: By: Name: Title: LOGITECH INTERNATIONAL S.A. By: Name Title: By: Name: Title: /

NAI-1541530846v16 [Signature Page to Credit Agreement] PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent, a Lender, the Issuing Lender and the Swingline Loan Lender By: Name: Title:

NAI-1541530846v16 [Signature Page to Credit Agreement] By: Name: Title:

NAI-1541530846v16 [Signature Page to Credit Agreement] By: Name: Title: By: Name: Title:

NAI-1541530846v16 [Signature Page to Credit Agreement] By: Name: Title:

NAI-1541530846v16 [Signature Page to Credit Agreement] By: Name: Title:

NAI-1541530846v16 [Signature Page to Credit Agreement] By: Name: Title:

NAI-1541530846v16 Schedule 1.1(B) SCHEDULE 1.1(B) COMMITMENTS OF LENDERS AND ADDRESSES FOR NOTICES Page 1 of 2 Part 1 - Commitments of Lenders and Addresses for Notices to Lenders Lender Amount of Commitment for Revolving Credit Loans Ratable Share Name: PNC Bank, National Association Address: 201 Mission Street, 25th Floor San Francisco, CA 94105 Attention: Matthew Meister Telephone: 415 569 7113 $250,000,000 33.33333% Name: Bank of America, N.A. Address: 901 Main Street, TX1-492-64-01 Dallas, TX 75202 Attention: Pod 2 Email: bank_of_america_as_lender_2@bofa.con Telecopy: 972 728 6160 $200,000,000 26.66667% Name: BNP Paribas Address: 787 Seventh Avenue New York, NY 10019 Attention: Loan Administration Telephone: 514 285 6197 $100,000,000 13.33333% Name: HSBC Bank USA, N.A. Address: 66 Hudson Blvd New York, NY 10001 Attention: CTLA Loan Admin, Loan Administrator Email: ctlany.loanadmin@us.hsbc.com Telephone: 212 525 1529 Telecopy: 847 793 3415 $100,000,000 13.33333%

NAI-1541530846v16 Schedule 1.1(A) 2 Name: MUFG Bank, LTD. Address: 1251 Avenue of the Americas New York, NY 10020 Email: irisuscb@us.mufg.jp Telecopy: 201 521 2304 $50,000,000 6.66667% Name: MORGAN STANLEY BANK N.A. Address: 1300 Thames Street Wharf, 4th Floor Baltimore, MD 21231 Attention: Ross Nabewaniec Telephone: 443 627 4355 Telecopy: 718 233 2140 $50,000,000 6.66667% Total $750,000,000 100.00000%

NAI-1541530846v16 Schedule 1.1(B) SCHEDULE 1.1(B) COMMITMENTS OF LENDERS AND ADDRESSES FOR NOTICES Page 2 of 2 Part 2 - Addresses for Notices to Borrower and Parent: ADMINISTRATIVE AGENT Name: PNC Bank, National Association Address: 201 Mission Street, 25th Floor San Francisco, CA 94105 Attention: Matthew Meister Telephone: 415 569 7113 With a Copy To: Agency Services, PNC Bank, National Association Mail Stop: P7-PFSC-04-I Address: 500 First Avenue Pittsburgh, PA 15219 Attention: Agency Services Telephone: 412 762 6442 Telecopy: 412 762 8672 BORROWER: Name: Logitech Europe S.A. Address: 3930 North First Street San Jose, CA 95134 Attention: Samantha Harnett, Chief Legal Officer Telephone: 510 713 4520 Email : sharnett@logitech.com PARENT: Name: Logitech international S.A. Address: 3930 North First Street San Jose, CA 95134 Attention: Samantha Harnett, Chief Legal Officer Telephone: 510 713 4520 Email : sharnett@logitech.com

NAI-1541682083v8 Execution Version Logitech Credit Agreement Exhibit A EXHIBIT A ASSIGNMENT AND ASSUMPTION AGREEMENT This Assignment and Assumption Agreement (the “Assignment and Assumption”) is dated as of the Effective Date specified below and is entered into by and between [the][each]1 Assignor identified in item 1 below ([the][each, an] “Assignor”) and [the][each] 2 Assignee identified in item 2 below ([the][each, an] “Assignee”). [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees]3 hereunder are several and not joint.]4 Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement (as defined below), receipt of a copy of which is hereby acknowledged by [the][each] Assignee. The Standard Terms and Conditions specified in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if specified herein in full. For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of [the Assignor’s][the respective Assignors’] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor][the respective Assignors] under the respective facilities identified below (including without limitation any letters of credit, guarantees, and Swingline Loans included in such facilities), and (ii) to the extent permitted to be assigned under applicable Law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)][the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as [the][an] “Assigned Interest”). Each such sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by [the][any] Assignor. 1 For bracketed language here and elsewhere in this form relating to the Assignor(s), if the assignment is from a single Assignor, choose the first bracketed language. If the assignment is from multiple Assignors, choose the second bracketed language. 2 For bracketed language here and elsewhere in this form relating to the Assignee(s), if the assignment is to a single Assignee, choose the first bracketed language. If the assignment is to multiple Assignees, choose the second bracketed language. 3 Select as appropriate. 4 Include bracketed language if there are either multiple Assignors or multiple Assignees.

NAI-1541682083v8 -2- Logitech Credit Agreement Exhibit A 1. Assignor[s]: ______________________________ ______________________________ 2. Assignee[s]: ______________________________ ______________________________ [Assignee is an [Affiliate][Approved Fund] of [identify Lender] 3. Borrower: Logitech Europe S.A., a Swiss corporation 4. Administrative Agent: PNC Bank, National Association, as the Administrative Agent under the Credit Agreement 5. Credit Agreement: The Credit Agreement, dated as of January 27, 2025, by and among the Borrower, Logitech international S.A., a Swiss corporation, the Lenders from time to time party thereto and PNC Bank, National Association, as the Administrative Agent, a Lender, as the Issuing Lender and as the Swingline Loan Lender (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). 6. Assigned Interest[s]: Assignor[s ]5 Assignee[s ]6 Aggregate Amount of Commitment/Loa ns for all Lenders7 Amount of Commitment/Loa ns Assigned8 Percentage Assigned of Commitment/ Loans8 CUSIP Number $ $ % $ $ % $ $ % [7. Trade Date: ______________]9 5 List each Assignor, as appropriate. 6 List each Assignee, as appropriate. 7 Amount to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date. 8 Specified, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder. 9 To be completed if the Assignor(s) and the Assignee(s) intend that the minimum assignment amount is to be determined as of the Trade Date.

NAI-1541682083v8 -3- Logitech Credit Agreement Exhibit A [Signature page follows]

NAI-1541682083v8 CUSIP Number: ___________________ Logitech Credit Agreement Exhibit A Effective Date: _____________ ___, 20___ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.] The terms specified in this Assignment and Assumption are hereby agreed to: ASSIGNOR[S]10 [NAME OF ASSIGNOR] By:______________________________ Name: Title: [NAME OF ASSIGNOR] By:______________________________ Name: Title: ASSIGNEE[S]11 [NAME OF ASSIGNEE] By:______________________________ Name: Title: [NAME OF ASSIGNEE] By:______________________________ Name: Title: 10 Add additional signature blocks as needed. Include both Fund/Pension Plan and manager making the trade (if applicable). 11 Add additional signature blocks as needed. Include both Fund/Pension Plan and manager making the trade (if applicable).

NAI-1541682083v8 -2- Logitech Credit Agreement Exhibit A [Consented to and]12 Accepted: PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent By: _________________________________ Name: Title: Consented to: PNC BANK, NATIONAL ASSOCIATION, as Issuing Lender and Swingline Loan Lender By: _________________________________ Name: Title: [Consented to:]13 [LOGITECH EUROPE S.A.] By: ________________________________ Name: Title: By: ________________________________ Name: Title: 12 To be added only if the consent of the Administrative Agent is required by the terms of the Credit Agreement. 13 To be added only if the consent of the Borrower is required by the terms of the Credit Agreement.

NAI-1541682083v8 Logitech Credit Agreement Exhibit A ANNEX 1 STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT AND ASSUMPTION 1. Representations and Warranties. 1.1 Assignor[s]. [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and (iv) it is not a Defaulting Lender; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document, or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document. 1.2. Assignee[s]. [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 12.8 [Successors and Assigns] of the Credit Agreement (subject to such consents, if any, as may be required thereunder), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 8.12 [Reporting Requirements] thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, and (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, [the][any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender. 2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignor for amounts which have accrued to but excluding the Effective Date and to [the][the relevant] Assignee for amounts which have accrued from and after the Effective Date. Notwithstanding the foregoing, the Administrative Agent shall make all payments of interest, fees or other amounts paid or payable in kind from and after the Effective Date to [the][the relevant] Assignee.

NAI-1541682083v8 Logitech Credit Agreement Exhibit A 3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. THIS ASSIGNMENT AND ASSUMPTION SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW, JURISDICTION, VENUE, JURY TRIAL WAIVER, AND CONSENT TO PROCESS SET FORTH IN SECTION 12.11 [CHOICE OF LAW; SUBMISSION TO JURISDICTION; WAIVER OF VENUE; SERVICE OF PROCESS; WAIVER OF JURY TRIAL] OF THE CREDIT AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE MUTATIS MUTANDIS.

NAI-1541682083v8 Logitech Credit Agreement Exhibit B EXHIBIT B REVOLVING CREDIT NOTE $______________ New York, New York [Date] FOR VALUE RECEIVED, the undersigned, LOGITECH EUROPE S.A., a Swiss corporation (the “Borrower”), hereby promises to pay ______________________ or its registered assigns (the “Lender”), the amounts required pursuant to the terms of the Credit Agreement (as defined below) on the dates required pursuant to the terms of the Credit Agreement, but in any case with a final payment on the Expiration Date equal to the lesser of (i) the principal sum of _____________________________________________________ Dollars ($____________), or (ii) the aggregate unpaid principal balance of all Revolving Credit Loans made by the Lender to the Borrower pursuant to the Credit Agreement, dated as of January 27, 2025 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, Logitech international S.A., a Swiss corporation, the Lenders from time to time party thereto and PNC Bank, National Association, as the administrative agent for the Lenders (the “Administrative Agent”), and as a Lender, as the Issuing Lender and as the Swingline Loan Lender, payable on the Expiration Date, together with all interest then remaining unpaid on the Expiration Date. Interest on the unpaid principal balance hereof from time to time outstanding from the date hereof will be payable at the rates per annum and on the dates specified in the Credit Agreement. Subject to the provisions of the Credit Agreement, payments of both principal and interest shall be made in the Currency in which such Revolving Credit Loan was made without setoff, counterclaim, or other deduction of any nature at the Principal Office in Same Day Funds. This Revolving Credit Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement and other Loan Documents, including the representations, warranties, covenants, and conditions contained or granted therein. The Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the occurrence of certain stated events and also for prepayment, in certain circumstances, of principal hereof prior to maturity upon the terms and conditions therein specified. The Borrower waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Revolving Credit Note and the Credit Agreement. Any assignment or transfer of this Revolving Credit Note shall be effective solely in accordance with the terms and conditions of the Credit Agreement. All capitalized terms used herein shall, unless otherwise defined herein, have the same meanings given to such terms in the Credit Agreement and Section 1.2 [Construction] of the Credit Agreement shall apply to this Revolving Credit Note. THIS REVOLVING CREDIT NOTE SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW, JURISDICTION, VENUE, JURY TRIAL WAIVER, AND CONSENT

NAI-1541682083v8 Logitech Credit Agreement Exhibit B TO PROCESS SET FORTH IN SECTION 12.11 [CHOICE OF LAW; SUBMISSION TO JURISDICTION; WAIVER OF VENUE; SERVICE OF PROCESS; WAIVER OF JURY TRIAL] OF THE CREDIT AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE MUTATIS MUTANDIS. [SIGNATURE PAGE FOLLOWS]

NAI-1541682083v8 [SIGNATURE PAGE TO REVOLVING CREDIT NOTE] IN WITNESS WHEREOF, and intending to be legally bound hereby, the undersigned has executed this Revolving Credit Note by its duly authorized officer. LOGITECH EUROPE S.A. By: _________________________ Name: Title: By: _________________________ Name: Title:

NAI-1541682083v8 Logitech Credit Agreement Exhibit C EXHIBIT C SWINGLINE LOAN NOTE $[ ] New York, New York [Date] FOR VALUE RECEIVED, the undersigned, LOGITECH EUROPE S.A., a Swiss corporation (the “Borrower”), hereby promises to pay PNC BANK, NATIONAL ASSOCIATION or its registered assigns (the “Bank”), on demand, the lesser of the principal sum of [ ] Dollars ($[ ]) or the aggregate unpaid principal amount of all Swingline Loans made by the Bank to the Borrower pursuant to Section 2.1(b) [Swingline Loan Commitment] of the Credit Agreement, dated as of January 27, 2025 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, Logitech international S.A., a Swiss corporation, the Lenders from time to time party thereto and PNC Bank, National Association, as administrative agent for the Lenders (the “Administrative Agent”), and as a Lender, as the Issuing Lender and as the Swingline Loan Lender. Interest on the unpaid principal balance hereof from time to time outstanding from the date hereof will be payable at the rates per annum and on the dates specified in the Credit Agreement. Subject to the provisions of the Credit Agreement, payments of both principal and interest shall be made without setoff, counterclaim or other deduction of any nature at the office of the Administrative Agent located at the Principal Office in lawful money of the United States of America in Same Day Funds. This Swingline Loan Note is a Note referred to in, is subject to the provisions of, and is entitled to the benefits of, the Credit Agreement and the other Loan Documents, including the representations, warranties, covenants and conditions contained or granted therein. This Swingline Loan Note shall be payable on demand and regardless of whether or not an Event of Default has occurred and is continuing. The Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the occurrence of certain stated events and also for prepayments, in certain circumstances, on demand or otherwise, on account of principal hereof prior to maturity upon the terms and conditions therein specified. Except as otherwise provided in the Credit Agreement, the Borrower waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Swingline Loan Note and the Credit Agreement. The Borrower acknowledges and agrees that the Bank may at any time and in its sole discretion demand payment of all amounts outstanding under this Swingline Loan Note without prior notice to the Borrower. Any assignment or transfer of this Swingline Loan Note shall be effective solely in accordance with the terms and conditions of the Credit Agreement. All capitalized terms used herein shall, unless otherwise defined herein, have the same meanings assigned to such terms in the Credit Agreement and Section 1.2 [Construction] of the Credit Agreement shall apply to this Swingline Loan Note.

NAI-1541682083v8 Logitech Credit Agreement Exhibit C-2 THIS SWINGLINE LOAN NOTE SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW, JURISDICTION, VENUE, JURY TRIAL WAIVER, AND CONSENT TO PROCESS SET FORTH IN SECTION 12.11 [CHOICE OF LAW; SUBMISSION TO JURISDICTION; WAIVER OF VENUE; SERVICE OF PROCESS; WAIVER OF JURY TRIAL] OF THE CREDIT AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE MUTATIS MUTANDIS. [SIGNATURE PAGE FOLLOWS]

NAI-1541682083v8 [SIGNATURE PAGE TO SWINGLINE LOAN NOTE] IN WITNESS WHEREOF, the undersigned has executed this Swingline Loan Note by its duly authorized officer. LOGITECH EUROPE S.A. By: _________________________ Name: Title: By: _________________________ Name: Title:

NAI-1541682083v8 Logitech Credit Agreement Exhibit D EXHIBIT D LOAN REQUEST TO: PNC Bank, National Association, as Administrative Agent PNC Firstside Center 500 First Avenue, 4th Floor Pittsburgh, PA 15219 Attention: PNC Agency Services With a Copy To: Agency Services, PNC Bank, National Association Mail Stop: P7-PFSC-04-I Address: 500 First Avenue Pittsburgh, PA 15219 Attention: Agency Services Telephone: 412 762 6442 Telecopy: 412 762 8672 FROM: Logitech Europe S.A., a Swiss corporation (the “Borrower”) DATE: _____________, 20__ RE: Credit Agreement, dated as of January 27, 2025 (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, Logitech international S.A., a Swiss corporation, the Lenders from time to time party thereto (the “Lenders”) and PNC Bank, National Association, as administrative agent for the Lenders (the “Administrative Agent”), as a Lender, as the Swingline Loan Lender and as the Issuing Lender. Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them in the Credit Agreement. A. Pursuant to Section 2.5(a) [Revolving Credit Loan Requests; Loan Conversions and Renewals] of the Credit Agreement, the undersigned Borrower irrevocably requests [check one box under 1(a) below and fill in blank spaces next to the box as appropriate]: 1(a) A new Revolving Credit Loan denominated in __________14 OR Renewal of the Interest Rate Option applicable to an outstanding Revolving Credit Loan, originally made on __________ __, 20__ OR 14 Select U.S. Dollars, Euros, Canadian Dollars, Sterling, Yen, Swiss Francs or Australian Dollars.

NAI-1541682083v8 Logitech Credit Agreement Exhibit D Conversion of the Base Rate Option applicable to an outstanding Revolving Credit Loan originally made on __________ __, 20__ to a Revolving Credit Loan to which the Term SOFR Rate Option applies, OR Conversion of the Term SOFR Rate Option applicable to an outstanding Revolving Credit Loan originally made on __________ __, 20__ to a Revolving Credit Loan to which the Base Rate Option applies. SUCH NEW, RENEWED OR CONVERTED LOAN SHALL BEAR INTEREST: [Check one box under 1(b) below and fill in blank spaces next to the box as appropriate]: Under the Base Rate Option15. Such Revolving Credit Loan shall have a Borrowing Date or interest conversion date, as applicable, of __________ __, 20__ (which date shall be (i) the same Business Day as the Business Day of receipt by the Administrative Agent by 1:00 p.m. Eastern Time of this Loan Request for making a new Revolving Credit Loan to which the Base Rate Option applies, or (ii) the last day of the preceding Interest Period if a Revolving Credit Loan to which the Term SOFR Rate Option applies is being converted to a Revolving Credit Loan to which the Base Rate Option applies). OR 1(b) Under the Term SOFR Rate Option16. Such Revolving Credit Loan shall have a Borrowing Date or interest conversion date, as applicable, of _____________ (which date shall be no earlier than three (3) Business Days subsequent to the Business Day of receipt by the Administrative Agent by 1:00 p.m. Eastern Time of this Loan Request for (i) making a new Revolving Credit Loan to which the Term SOFR Rate Option applies (ii) renewing a Revolving Credit Loan to which the Term SOFR Rate Option applies or (iii) converting a Revolving Credit Loan to which the Base Rate Option applies to a Revolving Credit Loan to which the Term SOFR Rate Option applies). OR Under the Eurocurrency Rate Option17. Such Revolving Credit Loan shall have a Borrowing Date or interest conversion date, as applicable, of _____________ (which date shall be no earlier than four (4) Business Days subsequent to the Business Day of receipt by the Administrative Agent by 1:00 p.m. Eastern Time of this Loan Request for making a new Revolving Credit Loan to which the Eurocurrency Rate Option applies or renewing a Revolving Credit Loan to which the Eurocurrency Rate Option applies. OR 15 Available for Loans denominated in U.S. Dollars. 16 Available for Loans denominated in U.S. Dollars. 17 Available for Loans denominated in Australian Dollars.

NAI-1541682083v8 Logitech Credit Agreement Exhibit D Under the Daily Simple RFR Option18. Such Revolving Credit Loan shall have a Borrowing Date or interest conversion date, as applicable, of _____________ (which date shall be no earlier than four (4) Business Days subsequent to the Business Day of receipt by the Administrative Agent by 1:00 p.m. Eastern Time of this Loan Request for making a new Revolving Credit Loan to which the Daily Simple RFR Option applies or renewing a Revolving Credit Loan to which the Daily Simple RFR Option applies. OR Under the Term RFR Option19. Such Revolving Credit Loan shall have a Borrowing Date or interest conversion date, as applicable, of _____________ (which date shall be no earlier than four (4) Business Days subsequent to the Business Day of receipt by the Administrative Agent by 1:00 p.m. Eastern Time of this Loan Request for making a new Revolving Credit Loan to which the Term RFR Option applies or renewing a Revolving Credit Loan to which the Term RFR Option applies. 2 [Such Revolving Credit Loan is in the principal amount of _____________.] [The principal amount of such Revolving Credit Loan to be renewed or converted is _____________.]20 3 [Complete blank below if the Borrower is selecting the Term SOFR Rate Option, the Term RFR Option or the Eurocurrency Rate Option]: Interest Period applicable to such Loan: _____________________________21 B. As of the date of making of the above-requested Revolving Credit Loan (and after giving effect thereto): (x) the representations and warranties of the Loan Parties contained in the Credit Agreement and in the other Loan Documents (other than, solely with respect to extensions of credit made after the Closing Date, those in Sections 6.5 [Material Litigation] or 6.7(b) [Accuracy of Financial Statements] of the Credit Agreement) are true and correct in all material respects (or in all respects if such representations or warranties are qualified by Material Adverse Change or other materiality qualifier) on and as of the date of the making of such Revolving Credit Loan with the same effect as though such representations and warranties had been made on and as of such date (except to the extent that any such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (or in all respects if such representations or warranties are qualified by Material Adverse Change or other materiality qualifier) as of such earlier date), except that the representations and warranties 18 Available for Loans denominated in Euros, Sterling, Yen or Swiss Francs. 19 Available for Loans denominated in Canadian Dollars. 20 To be in increments of the Dollar Equivalent of $1,000,000 and not to be less than the Dollar Equivalent of $5,000,000. 21 Select (i) one, three or six months for Term SOFR Loans, (ii) one or three months for Term RFR Loans or (iii) one, two, three, four, five or six months for Eurocurrency Loans.

NAI-1541682083v8 Logitech Credit Agreement Exhibit D contained in Section 6.6(a) [Historical Statements] shall be deemed to refer to the most recent statements furnished pursuant to Section 8.12 [Reporting Requirements] of the Credit Agreement; (y) no Event of Default or Potential Default has occurred and is continuing or would result from the making of such Revolving Credit Loan and (z) after giving effect to such Revolving Credit Loan, the Revolving Facility Usage does not exceed the Revolving Credit Commitments then in effect. C. The undersigned hereby irrevocably requests [check one box under 1 below and fill in blank space next to the line as appropriate]: Borrower’s account in accordance with the instructions previously delivered by the Borrower to the Administrative Agent and currently in effect as of the date hereof. [Complete amount of deposit if not full loan advance amount: $_______________.] OR $_________________ Amount of Wire Transfer Bank Name: _____________________ ABA: __________________________ Account Number: _________________ Account Name: ___________________ Reference: _______________________ OR [Attached funds flow as Exhibit A hereto; to be utilized for multiple wire transfers]. [SIGNATURE PAGE FOLLOWS]

NAI-1541682083v8 [Signature Page to Loan Request] The undersigned certifies to the Administrative Agent as to the accuracy of the foregoing. LOGITECH EUROPE S.A. By: Name: Title: By: Name: Title:

NAI-1541682083v8 Logitech Credit Agreement Exhibit E EXHIBIT E SWINGLINE LOAN REQUEST TO: PNC Bank, National Association, as Administrative Agent PNC Firstside Center 500 First Avenue, 4th Floor Pittsburgh, PA 15219 Attention: PNC Agency Services With a Copy To: Agency Services, PNC Bank, National Association Mail Stop: P7-PFSC-04-I Address: 500 First Avenue Pittsburgh, PA 15219 Attention: Agency Services Telephone: 412 762 6442 Telecopy: 412 762 8672 FROM: Logitech Europe S.A., a Swiss corporation (the “Borrower”) DATE: _____________, 20__ RE: Credit Agreement, dated as of January 27, 2025 (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, Logitech international S.A., a Swiss corporation, the Lenders from time to time party thereto (the “Lenders”) and PNC Bank, National Association, as administrative agent for the Lenders (the “Administrative Agent”), as a Lender, as the Swingline Loan Lender and as the Issuing Lender. Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them in the Credit Agreement. A. Pursuant to Section 2.5(b) [Swingline Loan Requests] of the Credit Agreement, the undersigned Borrower hereby makes the following Swingline Loan Request: 1. Aggregate principal amount of such Swingline Loan [which shall be not less than $500,000] $ 2. Proposed Borrowing Date [which date shall be on or after the date on which the Administrative Agent receives this Swingline Loan Request, with such Swingline Loan Request to be received no later than 1:00 p.m. Eastern Time on the Borrowing Date] ____________, 20__

NAI-1541682083v8 Logitech Credit Agreement Exhibit E B. As of the date of making of the above-requested Swingline Loan (and after giving effect thereto): (x) the representations and warranties of the Loan Parties contained in the Credit Agreement and in the other Loan Documents (other than, solely with respect to extensions of credit made after the Closing Date, those in Sections 6.5 [Material Litigation] or 6.7(b) [Accuracy of Financial Statements] of the Credit Agreement) are true and correct in all material respects (or in all respects if such representations or warranties are qualified by Material Adverse Change or other materiality qualifier) on and as of the date of the making of such Swingline Loan with the same effect as though such representations and warranties had been made on and as of such date (except to the extent that any such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (or in all respects if such representations or warranties are qualified by Material Adverse Change or other materiality qualifier) as of such earlier date), except that the representations and warranties contained in Section 6.6(a) [Historical Statements] shall be deemed to refer to the most recent statements furnished pursuant to Section 8.12 [Reporting Requirements] of the Credit Agreement; (y) no Event of Default or Potential Default has occurred and is continuing or would result from the making of such Swingline Loan and (z) after giving effect to such Swingline Loan, the Revolving Facility Usage does not exceed the Revolving Credit Commitments then in effect. C. The undersigned hereby irrevocably requests [check one box under 1 below and fill in blank space next to the line as appropriate]: previously delivered by the Borrower to the Administrative Agent and currently in effect as of the date hereof. [Complete amount of deposit if not full loan advance amount: $_______________.] OR $_________________ Amount of Wire Transfer Bank Name: _____________________ ABA: __________________________ Account Number: _________________ Account Name: ___________________ Reference: _______________________ OR [Attached funds flow as Exhibit A hereto; to be utilized for multiple wire transfers]. [SIGNATURE PAGE FOLLOWS]

NAI-1541682083v8 [Signature Page to Swingline Loan Request] The undersigned certifies to the Administrative Agent as to the accuracy of the foregoing. LOGITECH EUROPE S.A. By: Name: Title: By: Name: Title:

NAI-1541682083v8 Logitech Credit Agreement Exhibit F EXHIBIT F [FORM OF] COMPLIANCE CERTIFICATE _____________, 20___ PNC Bank, National Association, as Administrative Agent PNC Firstside Center 500 First Avenue, 4th Floor Pittsburgh, PA 15219 Attention: PNC Agency Services With a Copy To: Agency Services, PNC Bank, National Association Mail Stop: P7-PFSC-04-I Address: 500 First Avenue Pittsburgh, PA 15219 Attention: Agency Services Telephone: 412 762 6442 Telecopy: 412 762 8672 Ladies and Gentlemen: Reference is hereby made to the Credit Agreement, dated as of January 27, 2025 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Logitech Europe S.A., a Swiss corporation (the “Borrower”), Logitech international S.A., a Swiss corporation (the “Parent”), the Lenders from time to time party thereto and PNC Bank, National Association, as administrative agent (the “Administrative Agent”), as a Lender, as the Swingline Loan Lender and as the Issuing Lender. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein with the same meanings. References herein to Sections of the Credit Agreement are qualified, in their entirety, by the applicable provisions of the Section of the Credit Agreement so referred to and together with all related provisions and definitions referred to in such Section or incorporated therein.22 I, __________________________, an Authorized Officer of the Parent, do hereby certify on behalf of the Parent, solely in my capacity as an Authorized Officer of the Parent and not in any individual capacity, as of the [quarter / year ended] _______________, 20____ (the “Report Date”), as follows: 1. [Attached hereto as Schedule 1 is a consolidated balance sheet as of the Report Date and related consolidated statements of income, stockholders’ equity and cash flows for the fiscal quarter then ended and the fiscal year through the Report Date, all in reasonable detail and certified (subject to normal year-end audit adjustments) by an Authorized Officer of the Parent as having been prepared in accordance with GAAP (subject only to normal year-end audit adjustments and the absence of notes), consistently 22 In case of any conflicts between the terms of the Credit Agreement reflected in this Compliance Certificate and the Credit Agreement, the provisions of the Credit Agreement shall control.

NAI-1541682083v8 Logitech Credit Agreement Exhibit F applied, and setting forth in comparative form the respective financial statements for the corresponding date and period in the previous fiscal year.] [Attached hereto as Schedule 1 is a consolidated balance sheet as of the Report Date, and related consolidated statements of income, stockholders’ equity and cash flows for the fiscal year ended on the Report Date, all in reasonable detail and prepared in accordance with GAAP consistently applied and setting forth in comparative form the financial statements as of the end of and for the preceding fiscal year, and audited and reported on by independent certified public accountants of nationally recognized standing.] 23 2. Maximum Consolidated Net Leverage Ratio. The Consolidated Net Leverage Ratio for the period of four fiscal quarters most recently ended on or prior to such Report Date is ________ to 1.00 (insert from calculation set forth on Annex A hereto), which is [not] more than the permitted ratio for such period. 3. No Default. No Event of Default or Potential Default exists and is continuing as of the date hereof [except as specified in Annex B attached hereto, setting forth the details of such Event of Default or Potential Default, including all specific provisions of the Credit Agreement and any other Loan Documents that have been breached, and the action which the Loan Parties propose to take with respect thereto]. 4. Applicable Margin. Based on the [Debt Ratings][the Consolidated Net Leverage Ratio], the Revolving Credit Base Rate Spread is ________%, the Revolving Credit Term SOFR Rate and Alternative Currency Spread is ________% and the Applicable Commitment Fee Rate is ________%. [Signature page follows] 23 Any such financial statements required to be delivered shall be deemed to have been furnished to the Administrative Agent on (x) the date that the Parent’s corresponding financial statements or other information are posted on the Parent’s website, or (y) on which such documents are posted on the Borrower’s behalf on an Internet or intranet website, if any, to which the Administrative Agent has access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that, the Borrower shall, upon request, provide electronic versions of such documents to the Administrative Agent by electronic mail.

NAI-1541682083v8 Logitech Credit Agreement Exhibit F IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the date first above written. By: Name: Title:

NAI-1541682083v8 Logitech Credit Agreement Exhibit F SCHEDULE 1 Financial Statements [See attached.]

NAI-1541682083v8 Logitech Credit Agreement Exhibit F ANNEX A Consolidated Net Leverage Ratio Credit Agreement Amount Consolidated Net Leverage Ratio (Section 9.4 [Maximum Consolidated Net Leverage Ratio]) The ratio of (a) Consolidated Net Indebtedness to (b) Consolidated EBITDA for the most recent Measurement Period ending as of the Report Date (insert from Item (C) below): _____ to 1.00 A. Calculation of Consolidated Net Indebtedness as of the Report Date: $__________ (i) Consolidated Funded Indebtedness: $__________ (a) borrowed money $__________ (b) obligations evidenced by notes, bonds, debentures or similar instruments $__________ (c) any other transaction (including, without limitation, forward sale or purchase agreements, capitalized leases and conditional sales agreements) having the commercial effect of a borrowing of money entered into by such Person to finance its operations or capital requirements (but not including trade payables and accrued expenses incurred in the ordinary course of business which are not represented by a promissory note or other evidence of indebtedness) $__________ (d) solely to the extent drawn and unreimbursed, obligations (contingent or otherwise), under any acceptance, letter of credit or similar facilities $__________ (e) without duplication, Guaranties of Borrower or any of its Subsidiaries of any of the foregoing as of such date $__________ (ii) minus:

NAI-1541682083v8 Logitech Credit Agreement Exhibit F (a) the lesser of $1,000,000,000 and the aggregate amount of Unrestricted Cash as of the Report Date $__________ (iii) item (A)(i) minus item (A)(ii)(a) equals Consolidated Net Indebtedness $__________ B. Calculation of Consolidated EBITDA for the period of four fiscal quarters most recently ended on or prior to the Report Date: $__________ (i) Consolidated Net Income – the net income (or loss) of the Parent and its Subsidiaries on a consolidated basis for the most recently completed Measurement Period ended on or prior to the Report Date, but excluding, without duplication: $__________ (a) extraordinary gains and extraordinary losses for such period $__________ (b) the net income of any Subsidiary during such period to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary of such income is not permitted by operation of the terms of its organizational documents or any agreement, instrument or Law applicable to such Subsidiary during such period, except that the Parent’s equity in any net loss of any such Subsidiary for such period shall be included in determining Consolidated Net Income (however, the net income of any such Subsidiary for such period shall be included in Consolidated Net Income up to the aggregate amount of cash actually distributed by such Subsidiary during such period to a Loan Party or another Subsidiary as a dividend or distribution, so long as in the case of a dividend or other distribution to another Subsidiary, such recipient Subsidiary is not precluded from further distributing such amount to a Loan Party) $__________ (c) any income (or loss) for such period of any Person if such Person is not a Subsidiary, except that the Parent’s $__________

NAI-1541682083v8 Logitech Credit Agreement Exhibit F equity in the net income of any such Person for such period shall be included in Consolidated Net Income up to the aggregate amount of cash actually distributed by such Person during such period to the Parent or a Subsidiary as a dividend or other distribution (and in the case of a dividend or other distribution to a Subsidiary, such Subsidiary is not precluded from further distributing such amount to the Parent as described in clause (b) above) (d) effects of adjustments related to the application of purchase accounting $__________ (e) the cumulative effect of a change in accounting principles applied by management during such period $__________ (f) gains or losses resulting from currency fluctuations $__________ (ii) plus, to the extent deducted in determining Consolidated Net Income for such period, without duplication: $__________ (a) expenses paid or accrued for taxes based on income, profits or capital, including federal, foreign and state income, franchise and similar taxes $__________ (b) Consolidated Interest Expense – the sum of (without duplication): $__________ (1) all interest, premium payments, debt discount, fees, charges and related expenses in connection with borrowed money (including capitalized interest and all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptances and net costs under Swap Contracts in respect of interest rates, to the extent such net costs are allocable to such period in accordance with GAAP) or in $__________

NAI-1541682083v8 Logitech Credit Agreement Exhibit F connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP (2) all interest paid or payable with respect to discontinued operations $__________ (3) the portion of rent expense under capitalized leases that is treated as interest in accordance with GAAP, in each case, of or by the Parent and its Subsidiaries on a consolidated basis for such period $__________ (c) amortization, depreciation and other non-cash charges, write-downs and losses (except to the extent that such non-cash charges, write-downs and losses are reserved for cash charges to be taken in the future) $__________ (d) extraordinary, unusual or non- recurring expenses, gains, losses or charges (excluding extraordinary losses from discontinued operations, but including non-recurring litigation expenses and settlements) $__________ (e) restructuring charges, severance costs, integration costs and retention costs $__________ (f) pro forma “run rate” cost savings, operating expense reductions and synergies attributable to Acquisitions, Asset Dispositions, discontinuance of activities of operations, restructurings, cost savings initiatives, operational changes and other initiatives that are reasonably anticipated to be realized within twenty-four (24) months after any such occurrence, change or initiative described above (including actions taken prior to the Closing Date) as specified in reasonable detail on a certificate of an Authorized Officer of the Borrower delivered to $__________

NAI-1541682083v8 Logitech Credit Agreement Exhibit F the Administrative Agent and are, in each case, reasonably identifiable, factually supportable, and expected to have a continuing impact on the operations of the Parent and its Subsidiaries; provided, that the foregoing costs, expenses, adjustments, cost savings and other synergies shall be without duplication of any costs, expenses or adjustments that are already included in the calculation of Consolidated EBITDA, whether through a pro forma adjustment or otherwise (g) fees and expenses related to any consummated, anticipated, unsuccessful or attempted equity offering or repurchase of equity, debt incurrence (including for the avoidance of doubt, fees and expenses incurred in connection with the Loan Documents), investment or Acquisition $__________ (iii) less, to the extent included in determining Consolidated Net Income for such period, without duplication: $__________ (a) interest income $__________ (b) any extraordinary gains $__________ (c) non-cash gains or non-cash items increasing Consolidated Net Income (excluding any items that represent the reversal of any accrual of, or reserve for, anticipated cash expenses, losses or charges in any prior period) $__________ (iv) item (B)(i) plus item (B)(ii) minus item (B)(iii) equals Consolidated EBITDA $__________ C. Item (A)(iii) divided by Item (B)(iv) equals the Consolidated Net Leverage Ratio: _____ to 1.00

NAI-1541682083v8 Logitech Credit Agreement Exhibit I [ANNEX B EVENT OF DEFAULT OR POTENTIAL DEFAULT]